                       1933 Act Registration No. 002-11387
                       1940 Act Registration No. 811-00558

    As filed with the Securities and Exchange Commission on December 29, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.  ______
                       Post-Effective Amendment No. __83__

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              Amendment No. ______

                        (Check appropriate box or boxes)

                         FORTIS EQUITY PORTFOLIOS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
               (Address of Principal Executive Offices, Zip Code)

                                 (651) 738-4000
              (Registrant's Telephone Number, including Area Code)

                             Scott R. Plummer, Esq.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                        Minneapolis, Minnesota 55402-1498

It is proposed that this filing will become effective (check appropriate box):

_____ immediately upon filing pursuant to paragraph (b) of Rule 485
__x__ on January 1, 2001 pursuant to paragraph (b) of Rule 485
_____ 75 days after filing pursuant to paragraph (a) of Rule 485
_____ on (specify date) pursuant to paragraph (a) of Rule 485
_____ 60 days after filing pursuant to paragraph (a) of Rule 485

MAILING ADDRESS:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

STREET ADDRESS:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

TELEPHONE: (651) 738-4000
TOLL FREE: (800) 800-2000, extension 3012

                         [FORTIS Solid partners, flexible solutionsSM LOGO]

Fortis Stock Funds Prospectus


January 1, 2001

- Asset Allocation Portfolio
- Value Fund
- Growth & Income Fund
- Capital Fund
- Growth Fund
- Capital Appreciation Portfolio
AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
The Funds
  Asset Allocation Portfolio................................      1
  Value Fund................................................      6
  Growth & Income Fund......................................      9
  Capital Fund..............................................     12
  Growth Fund...............................................     15
  Capital Appreciation Portfolio............................     18

Shareholder Information
  Choosing a Share Class....................................     22
  Determining Your Purchase Price...........................     23
  How to Buy Shares.........................................     26
  How to Sell Shares........................................     27
  Dividend and Capital Gains Distributions..................     29
  Tax Considerations........................................     30
  Shareholder Inquiries.....................................     30

Fund Management
  Investment Adviser........................................     31
  Portfolio Managers........................................     31

More Information on Fund Objectives, Investment Strategies
  and Risks
  Fund Objectives...........................................     33
  Investment Strategies.....................................     33
  Principal Risks...........................................     34

Financial Highlights
  Asset Allocation Portfolio................................     38
  Value Fund................................................     40
  Growth & Income Fund......................................     41
  Capital Fund..............................................     42
  Growth Fund...............................................     43
  Capital Appreciation Portfolio............................     44

THE FUNDS
--------------------------------------------------------------------------------

This section describes the objectives, principal investment strategies and principal risks of Asset Allocation Portfolio, Value Fund, Growth & Income Fund, Capital Fund, Growth Fund and Capital Appreciation Portfolio (the "Funds"). It also provides you with information on how the Funds have performed and on Fund expenses. For more information, please read the section entitled "More Information on Fund Objectives, Investment Strategies and Risks."

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION PORTFOLIO

OBJECTIVE

Asset Allocation Portfolio has an objective of maximizing total return on invested capital, mainly from capital appreciation, dividends and interest.

PRINCIPAL INVESTMENT STRATEGIES


Asset Allocation Portfolio pursues its objective by following a flexible asset allocation strategy that contemplates shifts among a wide range of investments and markets. The Fund invests in equity and debt securities of domestic and foreign issuers and in money market instruments. Depending on prevailing economic and market conditions, the Fund may at any given time be primarily comprised of equity securities, debt securities, short-term money market securities or any combination of these securities. The Fund's investments may include the following:



     - COMMON STOCKS. The Fund will generally invest in common stocks that the Fund's adviser believes have superior earnings growth potential.



     - U.S. GOVERNMENT SECURITIES. The Fund may invest in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.



     - MORTGAGE- AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, including pass-through certificates issued by the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Association ("FNMA") and collateralized mortgage obligations ("CMOs"). CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. The Fund may also invest in asset-backed securities issued by private entities. Asset-backed securities are backed by a pool of assets derived from payments made on credit card, automobile and home equity loans.


     - ZERO COUPON OBLIGATIONS. The Fund may invest in zero coupon obligations issued by the U.S. Government and its agencies and by corporate issuers. Because these obligations do not pay interest currently, their prices can be highly volatile as interest rates rise and fall.

     - MUNICIPAL OBLIGATIONS. The Fund may invest up to 20% of its total assets in municipal securities during periods when these securities appear to offer more attractive returns than taxable securities.


     - CORPORATE OBLIGATIONS. The Fund may invest without limitation in corporate bonds rated within the four highest grades at the time of purchase by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, or comparably rated by another nationally recognized rating organization. These are commonly referred to as "investment grade" securities. In addition, the Fund may invest up to 30% of its total assets in securities rated lower than investment grade, commonly known as "junk bonds." The Fund will not invest in bonds rated below Caa by Moody's or CCC by Standard & Poor's, or comparably rated by another nationally recognized rating organization.


     - BANK OBLIGATIONS. The Fund may invest in obligations of United States banks, and in U.S. dollar denominated obligations of Canadian chartered banks and United States branches or agencies of foreign banks.

     - COMMERCIAL PAPER. The Fund may invest in commercial paper rated at the time of purchase Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, comparably rated by another nationally recognized rating organization, or unrated and issued by a corporation with an outstanding debt issue rated A or better by Moody's or Standard & Poor's or comparably rated by another nationally recognized rating organization.


The Fund may invest up to 25% of its total assets in securities of foreign governments and companies.



In managing the equity portion of the Fund's portfolio, the adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The adviser bases its decision to purchase a particular fixed-income security upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund. The Fund will attempt to maintain an average effective duration of three to seven years for the debt securities portion of its portfolio.


PRINCIPAL RISKS

As with any non-money market mutual fund, Asset Allocation Portfolio's share price and yield will change daily because of changes in stock prices, interest rates and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Asset Allocation Portfolio include:


     - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.



     - RISKS OF GROWTH STOCKS. In investing in common stocks, the Fund's adviser generally invests in companies that it believes have superior earnings growth potential. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Fund's adviser had anticipated.



     - RISKS OF SHORT-TERM TRADING. Due to many factors, the Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Fund's transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Fund.



     - INTEREST RATE RISK. Debt securities in the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities with comparable quality and shorter durations.



     - INCOME RISK. Income risk is the potential for a decline in the Fund's income due to falling interest rates.


     - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

     - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. A significant portion of the Fund's portfolio may consist of non-investment grade debt securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

     - CALL RISK. The Fund is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.


     - RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Because the Fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the Fund's mortgage- and asset-backed securities. These prepayments pass through to the Fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the Fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could lengthen the duration of the Fund's mortgage- and asset-backed securities thereby increasing their interest rate sensitivity.

     - RISKS OF FOREIGN INVESTING. The Fund's investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Fund may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation. The Fund may invest in emerging markets in which the risks of foreign investing are higher.



     - RISKS OF ACTIVE MANAGEMENT. Because the Fund may invest in a wide range of investments, the Fund's adviser has substantially more investment discretion than the advisers of most mutual funds. The performance of the Fund will reflect in part the adviser's ability to effectively allocate the Fund's assets among these investments.

FUND PERFORMANCE


The bar chart and table below provide you with information on Asset Allocation Portfolio's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.


               ANNUAL TOTAL RETURNS as of December 31 each year*
[BAR GRAPH]

1990                                                                             -1.05
1991                                                                             29.34
1992                                                                              6.29
1993                                                                             11.27
1994                                                                             -0.82
1995                                                                             22.01
1996                                                                             12.03
1997                                                                             19.17
1998                                                                              19.3
1999                                                                             18.71


       * The Fund's total return for the period from January 1, 2000 through September 30, 2000 was 2.82%.



BEST QUARTER:         17.86%   (quarter ended December 31, 1999)
WORST QUARTER:        -8.95%   (quarter ended September 30, 1990)



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                                                  TEN YEARS    SINCE INCEPTION+    SINCE INCEPTION++
                                        ONE YEAR    FIVE YEARS     CLASS A      CLASS B, H, C           CLASS Z
                                        --------    ----------    ---------    ----------------    -----------------
Class A shares......................     13.07%       17.05%        12.68%            N/A                  N/A
Class B shares*.....................     14.44%       17.34%          N/A           16.92%                 N/A
Class H shares*.....................     14.45%       17.37%          N/A           16.92%                 N/A
Class C shares*.....................     17.06%       17.52%          N/A           16.95%                 N/A
Class Z shares......................       N/A          N/A           N/A             N/A                13.33%
S&P 500 Index**.....................     21.04%       28.51%        18.17%          26.93%               11.17%
Lehman Brothers Aggregate Bond
  Index***..........................     -0.82%        7.73%         7.70%           7.74%                0.99%


       -------------------------------------

         * With CDSC. Assumes redemption on December 31, 1999.

        ** An unmanaged index of 500 common stocks.
       *** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

         + Inception date for Classes B, H, C: November 14, 1994.


        ++ Inception date for Class Z: July 27, 1999.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of Asset Allocation Portfolio. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 2000.



                                                                         CLASS B
                                                              CLASS A     AND H     CLASS C    CLASS Z
                                                              SHARES     SHARES     SHARES     SHARES
                                                              -------    -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)........................     4.75%      none       none       none
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less)...................................     none*      4.00%      1.00%      none
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees.........................................     0.87%      0.87%      0.87%      0.87%
  Distribution and/or service (12b-1) fees................     0.45%      1.00%      1.00%      none
  Other expenses..........................................     0.07%      0.07%      0.07%      0.07%
  Total annual fund operating expenses....................     1.39%      1.94%      1.94%       .94%


------------------------------
* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of Asset Allocation Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS B/H                     CLASS C
                                                     SHARES       CLASS B/H       SHARES        CLASS C
                                                    ASSUMING        SHARES       ASSUMING        SHARES
                                                   REDEMPTION      ASSUMING     REDEMPTION      ASSUMING
                                        CLASS A     AT END OF         NO         AT END OF         NO        CLASS Z
                                        SHARES     EACH PERIOD    REDEMPTION    EACH PERIOD    REDEMPTION    SHARES
                                        -------    -----------    ----------    -----------    ----------    -------
1 year..............................    $  610       $  557         $  197        $  297         $  197      $   96
3 years.............................       894          879            609           609            609         300
5 years.............................     1,199        1,227          1,047         1,047          1,047         520
10 years............................     2,064        2,122          2,122         2,264          2,264       1,155

VALUE FUND

OBJECTIVE

Value Fund's objective is short and long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Value Fund invests primarily in common stocks. The Fund's adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The adviser selects stocks based on a concept of fundamental value, where stocks appear inexpensive relative to anticipated profit and revenue growth.



Under normal market conditions, the Fund invests primarily in common stocks of companies with medium ("mid cap companies") to large market capitalizations that the Fund's adviser believes offer superior value. The Fund's adviser defines mid cap companies as companies with a market cap between $3 billion and $8 billion and defines large cap companies as those with a market cap greater than $8 billion.


PRINCIPAL RISKS

As with any non-money market mutual fund, Value Fund's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Value Fund include:


     - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of mid and large cap companies may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.



     - RISKS OF VALUE STOCKS. The Fund's adviser looks for companies whose stocks appear inexpensive relative to anticipated profit and dividend growth. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the Fund's adviser believes is its true value, or that the stock's price will go down.



     - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.



     - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.



     - RISKS OF SHORT-TERM TRADING. Due to many factors, the Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Fund's transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Fund.

FUND PERFORMANCE

The bar chart and table below provide you with information on Value Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

               ANNUAL TOTAL RETURNS as of December 31 each year*
[BAR GRAPH]

1996                                                                             19.88
1997                                                                             24.81
1998                                                                              8.38
1999                                                                              8.84


       * The Fund's total return for the period from January 1, 2000 through September 30, 2000 was 6.91%.



BEST QUARTER:         15.78%   (quarter ended December 31, 1998)
WORST QUARTER:       -14.75%   (quarter ended September 30, 1998)



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                                                           SINCE
                                                              ONE YEAR   INCEPTION+
                                                              --------   ----------
Class A shares..............................................    3.67%      13.88%
Class B shares*.............................................    4.39%      13.97%
Class H shares*.............................................    4.47%      13.99%
Class C shares*.............................................    6.99%      14.42%
S&P 500 Index**.............................................   21.04%      26.35%
S&P Barra Value Index***....................................   12.72%      19.58%


       -------------------------------------

         * With CDSC. Assumes redemption on December 31, 1999.


        ** An unmanaged index of 500 common stocks.


       ***An unmanaged capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. Going forward, the Fund will use the Barra Value Index as a measure of comparable total return because it is better suited for the investment strategy of the Fund.


         +Inception date was January 2, 1996 for all classes of shares.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of Value Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 2000.



                                                                        CLASS B
                                                              CLASS A    AND H    CLASS C
                                                              SHARES    SHARES    SHARES
                                                              -------   -------   -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................   4.75%      none      none
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................    none*    4.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................   1.00%     1.00%     1.00%
  Distribution and/or service (12b-1) fees..................   0.25%     1.00%     1.00%
  Other expenses............................................   0.17%     0.17%     0.17%
  Total annual fund operating expenses......................   1.42%     2.17%     2.17%


------------------------------
* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE This example is intended to help you compare the cost of investing in the different share classes of Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     CLASS B/H                        CLASS C
                                                      SHARES                          SHARES
                                                     ASSUMING        CLASS B/H       ASSUMING
                                                    REDEMPTION        SHARES        REDEMPTION     CLASS C SHARES
                                         CLASS A     AT END OF       ASSUMING        AT END OF        ASSUMING
                                         SHARES     EACH PERIOD    NO REDEMPTION    EACH PERIOD    NO REDEMPTION
                                         -------    -----------    -------------    -----------    --------------
1 year...............................    $  613       $  580          $  220          $  320           $  220
3 years..............................       903          949             679             679              679
5 years..............................     1,214        1,344           1,164           1,164            1,164
10 years.............................     2,096        2,313           2,313           2,503            2,503

GROWTH & INCOME FUND

OBJECTIVE

Growth & Income Fund's objectives are capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Growth & Income Fund invests primarily in common stocks and securities convertible into common stocks with an emphasis on stocks of companies that have a history of dividend payments. The Fund's adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself.



Under normal market conditions, the Fund invests primarily in common stocks of companies with large market capitalizations that the Fund's adviser believes have superior growth potential and the ability to increase dividends over time. The Fund's adviser defines large cap companies as companies with a market cap greater than $8 billion. The Fund's investments may include securities traded in the over-the-counter markets.


PRINCIPAL RISKS


As with any non-money market mutual fund, Growth & Income Fund's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Growth & Income Fund include:



     - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of large cap companies may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.



     - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.



     - INCOME RISK. Income risk is the potential that the yield from the Fund's investments will not be sufficient to provide for the payment of dividends from net investment income. For the 2000 fiscal year no dividends from net investment income were paid, except on Class A shares. As the Fund pursues its investment strategies there is no assurance that the Fund's shareholders will receive distributions from net investment income in the future.



     - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.



     - RISKS OF SHORT-TERM TRADING. Due to many factors, the Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Fund's transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Fund.

FUND PERFORMANCE

The bar chart and table below provide you with information on Growth & Income Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

               ANNUAL TOTAL RETURNS as of December 31 each year*
[BAR GRAPH]

1996                                                                              18
1997                                                                             22.90
1998                                                                             11.56
1999                                                                             10.70


       * The Fund's total return for the period from January 1, 2000 through September 30, 2000 was 6.14%.



BEST QUARTER:        14.06%    (quarter ended December 31, 1999)
WORST QUARTER:       -9.38%    (quarter ended September 30, 1999)



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                                                              SINCE
                                                                ONE YEAR    INCEPTION+
                                                                --------    ----------
Class A shares..............................................      5.44%       14.30%
Class B shares*.............................................      6.28%       14.38%
Class H shares*.............................................      6.28%       14.38%
Class C shares*.............................................      8.88%       14.83%
S&P 500 Index**.............................................     21.04%       26.33%


       -------------------------------------

        * With CDSC. Assumes redemption on December 31, 1999.


       ** An unmanaged index of 500 common stocks.


        +Inception date was January 2, 1996 for all classes of shares.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of Growth & Income Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 2000.



                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C
                                                                SHARES     SHARES     SHARES
                                                                -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................     4.75%       none       none
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................     none*      4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................     1.00%      1.00%      1.00%
  Distribution and/or service (12b-1) fees..................     0.25%      1.00%      1.00%
  Other expenses............................................     0.20%      0.20%      0.20%
  Total annual fund operating expenses......................     1.45%      2.20%      2.20%


------------------------------
* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of Growth & Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            CLASS B/H                     CLASS C
                                                             SHARES       CLASS B/H       SHARES        CLASS C
                                                            ASSUMING        SHARES       ASSUMING        SHARES
                                                           REDEMPTION      ASSUMING     REDEMPTION      ASSUMING
                                                CLASS A     AT END OF         NO         AT END OF         NO
                                                SHARES     EACH PERIOD    REDEMPTION    EACH PERIOD    REDEMPTION
                                                -------    -----------    ----------    -----------    ----------
1 year......................................    $  616       $  583         $  223        $  323         $  223
3 years.....................................       912          958            688           688            688
5 years.....................................     1,230        1,360          1,180         1,180          1,180
10 years....................................     2,128        2,344          2,344         2,534          2,534

CAPITAL FUND

OBJECTIVE

Capital Fund's objective is short and long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Capital Fund invests primarily in common stocks and securities convertible into common stocks. The Fund selects stocks based upon their growth potential. The Fund's adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself.



Under normal market conditions, the Fund invests primarily in common stocks of companies with large market capitalizations that the Fund's adviser believes have superior growth potential. The Fund's adviser defines large cap companies as companies with a market cap greater than $8 billion. The Fund's investments may include securities traded in the over-the-counter markets.


PRINCIPAL RISKS

As with any non-money market mutual fund, Capital Fund's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Capital Fund include:


     - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of large cap companies may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.



     - RISKS OF GROWTH STOCKS. In investing in common stocks, the Fund's adviser generally invests in companies that it believes have superior earnings growth potential. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Fund's adviser had anticipated.



     - RISK OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.



     - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.



     - RISKS OF SHORT-TERM TRADING. Due to many factors, the Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Fund's transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Fund.

FUND PERFORMANCE

The bar chart and table below provide you with information on Capital Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

               ANNUAL TOTAL RETURNS as of December 31 each year*
[BAR GRAPH]

1990                                                                             -9.46
1991                                                                             49.38
1992                                                                              6.62
1993                                                                              2.79
1994                                                                              2.53
1995                                                                             21.57
1996                                                                             18.56
1997                                                                             23.80
1998                                                                             29.63
1999                                                                             34.67


        * The Fund's total return for the period from January 1, 2000 through September 30, 2000 was 2.71%.



BEST QUARTER:         29.80%   (quarter ended December 31, 1999)
WORST QUARTER:       -15.96%   (quarter ended September 30, 1990)



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                                                                 TEN YEARS    SINCE INCEPTION+
                                                       ONE YEAR    FIVE YEARS     CLASS A      CLASS B, H, C
                                                       --------    ----------    ---------    ----------------
Class A shares.....................................     28.27%       24.30%        16.25%            N/A
Class B shares*....................................     30.01%       24.42%          N/A           23.01%
Class H shares*....................................     29.98%       24.45%          N/A           23.02%
Class C shares*....................................     32.61%       24.59%          N/A           23.08%
S&P 500 Index**....................................     21.04%       28.51%        18.17%          26.23%


       -------------------------------------

        * With CDSC. Assumes redemption on December 31, 1999.

       ** An unmanaged index of 500 common stocks.
        + Inception date: November 14, 1994.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of Capital Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 2000.



                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C
                                                                SHARES     SHARES     SHARES
                                                                -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................     4.75%      none       none
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................    none*       4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................     0.77%      0.77%      0.77%
  Distribution and/or service (12b-1) fees..................     0.25%      1.00%      1.00%
  Other expenses............................................     0.05%      0.05%      0.05%
  Total annual fund operating expenses......................     1.07%      1.82%      1.82%


------------------------------
 * A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of Capital Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            CLASS B/H                     CLASS C
                                                             SHARES       CLASS B/H       SHARES        CLASS C
                                                            ASSUMING        SHARES       ASSUMING        SHARES
                                                           REDEMPTION      ASSUMING     REDEMPTION      ASSUMING
                                                CLASS A     AT END OF         NO         AT END OF         NO
                                                SHARES     EACH PERIOD    REDEMPTION    EACH PERIOD    REDEMPTION
                                                -------    -----------    ----------    -----------    ----------
1 year......................................    $  579       $  545         $  185        $  285         $  185
3 years.....................................       799          843            573           573            573
5 years.....................................     1,037        1,165            985           985            985
10 years....................................     1,719        1,940          1,940         2,137          2,137

GROWTH FUND

OBJECTIVE

Growth Fund's objective is short and long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Growth Fund invests primarily in common stocks and securities convertible into common stocks. The Fund selects stocks based upon their growth potential. The Fund's adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself.



Under normal market conditions, the Fund invests primarily in common stocks of companies with medium market capitalizations ("mid cap companies") that the Fund's adviser believes have superior growth potential. The Fund's adviser defines mid cap companies as companies with a market cap between $3 billion and $8 billion. The Fund's investments may include securities traded in the over-the-counter markets.


PRINCIPAL RISKS

As with any non-money market mutual fund, Growth Fund's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Growth Fund include:


     - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of mid cap companies may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.



     - RISKS OF GROWTH STOCKS. In investing in common stocks, the Fund's adviser generally invests in companies that it believes have superior earnings growth potential. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Fund's adviser had anticipated.



     - RISKS OF MID CAP COMPANIES. Mid cap companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.



     - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.



     - RISKS OF SHORT-TERM TRADING. Due to many factors, the Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Fund's transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Fund.

FUND PERFORMANCE

The bar chart and table below provide you with information on Growth Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

               ANNUAL TOTAL RETURNS as of December 31 each year*
[BAR GRAPH]

1990                                                                             -6.31
1991                                                                             67.50
1992                                                                              0.98
1993                                                                             10.37
1994                                                                             -8.20
1995                                                                             25.49
1996                                                                             17.18
1997                                                                             13.74
1998                                                                             18.97
1999                                                                             53.67


       * The Fund's total return for the period from January 1, 2000 through September 30, 2000 was 26.12%.



BEST
  QUARTER:....        43.93%    (quarter ended December 31, 1999)
WORST
  QUARTER:....       -19.88%    (quarter ended September 30, 1990)



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                                                   TEN YEARS    SINCE INCEPTION+    SINCE INCEPTION++
                                         ONE YEAR    FIVE YEARS     CLASS A      CLASS B, H, C           CLASS Z
                                         --------    ----------    ---------    ----------------    -----------------
Class A shares.......................     46.37%       23.84%        16.68%            N/A                  N/A
Class B shares*......................     48.89%       23.99%          N/A           23.57%                 N/A
Class H shares*......................     48.89%       24.01%          N/A           23.58%                 N/A
Class C shares*......................     51.53%       24.17%          N/A           23.65%                 N/A
Class Z shares.......................     54.11%         N/A           N/A             N/A                25.12%
S&P 500 Index**......................     21.04%       28.51%        18.17%          26.93%               26.23%
S&P 400 Midcap Index***..............     14.70%       23.01%        15.10%          21.33%               20.61%


       -------------------------------------

         * With CDSC. Assumes redemption on December 31, 1999.

        ** An unmanaged index of 500 common stocks.

       ***An unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. Going forward, the Fund will use the S&P 400 Midcap Index as a measure of comparable total return because it is better suited for the investment strategy of the Fund.

        + Inception date: November 14, 1994.
       ++ Inception date: March 1, 1996.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of Growth Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 2000.



                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C    CLASS Z
                                                                SHARES     SHARES     SHARES     SHARES
                                                                -------    -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................     4.75%      none       none       none
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................     none*      4.00%      1.00%      none
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................     0.74%      0.74%      0.74%      0.74%
  Distribution and service (12b-1) fees.....................     0.25%      1.00%      1.00%      none
  Other expenses............................................     0.05%      0.05%      0.05%      0.05%
  Total annual fund operating expenses......................     1.04%      1.79%      1.79%      0.79%


------------------------------
* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE This example is intended to help you compare the cost of investing in the different share classes of Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS B/H                     CLASS C
                                                     SHARES       CLASS B/H       SHARES        CLASS C
                                                    ASSUMING        SHARES       ASSUMING        SHARES
                                                   REDEMPTION      ASSUMING     REDEMPTION      ASSUMING
                                        CLASS A     AT END OF         NO         AT END OF         NO        CLASS Z
                                        SHARES     EACH PERIOD    REDEMPTION    EACH PERIOD    REDEMPTION    SHARES
                                        -------    -----------    ----------    -----------    ----------    -------
1 year..............................    $  576       $  542         $  182        $  282         $  182       $ 81
3 years.............................       790          833            563           563            563        252
5 years.............................     1,022        1,150            970           970            970        439
10 years............................     1,686        1,908          1,908         2,105          2,105        978

CAPITAL APPRECIATION PORTFOLIO

OBJECTIVE

Capital Appreciation Portfolio's objective is maximizing short and long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Capital Appreciation Portfolio invests primarily in common stocks and securities convertible into common stocks. The Fund focuses on:


     - common stocks of more established small companies whose rates of earnings growth are expected to accelerate because of special factors such as new products or services, changes in demand factors, basic changes in the economic environment or rejuvenated management; and



     - common stocks of small companies that are early in their life cycles, but which the Fund's adviser believes have the potential to become major enterprises (emerging growth companies).



The Fund's investments include common stocks purchased in initial public offerings (IPOs) and securities traded in the over-the-counter markets.


The Fund selects stocks based upon their growth potential. The Fund's adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself.


Under normal market conditions, the Fund invests primarily in common stocks of companies with small market capitalizations that the Fund's adviser believes have superior growth potential. The Fund's adviser defines small cap companies as companies with a market cap less than $3 billion.


PRINCIPAL RISKS

As with any non-money market mutual fund, Capital Appreciation Portfolio's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Capital Appreciation Portfolio include:


     - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of small cap companies may underperform the market as a whole. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.



     - RISKS OF GROWTH STOCKS. In investing in common stocks, the Fund's adviser generally invests in companies that it believes have superior earnings growth potential. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Fund's adviser had anticipated.



     - RISKS OF SMALL CAP COMPANIES. The securities of small cap companies involve greater risk than is customarily associated with investments in larger companies. Small cap companies often have limited product lines, markets or financial resources and may be dependent on a small, inexperienced management group. The securities of small cap companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.



     - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.


     - RISKS OF INITIAL PUBLIC OFFERINGS. Companies making initial public offerings of their stock generally have limited operating histories and prospects for future profitability may be uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market and the small number of shares available for trading.

     The Fund's total return during fiscal years 1999 and 2000 was enhanced by its investments in IPOs. The effect of IPOs on the Fund's total returns going forward may not be positive, or as significant, either as a result of changes in the IPO market or growth of the Fund's assets which may reduce the Fund's total return.



     - RISKS OF SHORT-TERM TRADING. Due to many factors, the Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Fund's transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; an attempt to maintain the Fund's market capitalization target; and the need to sell a security to meet redemption activity in the Fund.

FUND PERFORMANCE

The bar chart and table below provide you with information on Capital Appreciation Portfolio's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

               ANNUAL TOTAL RETURNS as of December 31 each year*
[BAR GRAPH]

1990                                                                            -14.38
1991                                                                             66.41
1992                                                                              5.88
1993                                                                             15.83
1994                                                                             -7.18
1995                                                                             36.34
1996                                                                              6.93
1997                                                                              1.52
1998                                                                             19.85
1999                                                                            111.43


       * The Fund's total return for the period from January 1, 2000 through September 30, 2000 was 19.11%.



BEST QUARTER:         63.29%   (quarter ended December 31, 1999)
WORST QUARTER:       -30.58%   (quarter ended September 30, 1990)



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                                                                 TEN YEARS    SINCE INCEPTION+
                                                       ONE YEAR    FIVE YEARS     CLASS A      CLASS B, H, C
                                                       --------    ----------    ---------    ----------------
Class A shares.....................................    101.39%       29.00%        19.21%            N/A
Class B shares*....................................    106.64%       29.46%          N/A           29.16%
Class H shares*....................................    106.60%       29.47%          N/A           29.18%
Class C shares*....................................    109.64%       29.60%          N/A           29.24%
S&P 500 Index**....................................     21.04%       28.51%        18.17%          26.23%
Russell 2000 Index***..............................     21.36%       15.04%        11.59%          14.12%


       -------------------------------------

         * With CDSC. Assumes redemption on December 31, 1999.

        ** An unmanaged index of 500 common stocks.

       ***An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index. Going forward, the Fund will use the Russell 2000 Index as a measure of comparable total return because it is better suited for the investment strategy of the Fund.

         + Inception date: November 14, 1994.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of Capital Appreciation Portfolio. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended August 31, 2000.



                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C
                                                                SHARES     SHARES     SHARES
                                                                -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering
     price).................................................     4.75%      none       none
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price
     or redemption proceeds, whichever is less).............    none*       4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................     0.84%      0.84%      0.84%
  Distribution and service (12b-1) fees.....................     0.45%      1.00%      1.00%
  Other expenses............................................     0.06%      0.06%      0.06%
  Total annual fund operating expenses......................     1.35%      1.90%      1.90%


------------------------------
* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE This example is intended to help you compare the cost of investing in the different share classes of Capital Appreciation Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            CLASS B/H                     CLASS C
                                                             SHARES       CLASS B/H       SHARES        CLASS C
                                                            ASSUMING        SHARES       ASSUMING        SHARES
                                                           REDEMPTION      ASSUMING     REDEMPTION      ASSUMING
                                                CLASS A     AT END OF         NO         AT END OF         NO
                                                SHARES     EACH PERIOD    REDEMPTION    EACH PERIOD    REDEMPTION
                                                -------    -----------    ----------    -----------    ----------
1 year......................................    $  606       $  553         $  193        $  293         $  193
3 years.....................................       882          867            597           597            597
5 years.....................................     1,179        1,206          1,026         1,026          1,026
10 years....................................     2,022        2,079          2,079         2,222          2,222

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

The Funds offer you a choice among multiple classes of shares with different sales charges and expenses. These alternatives enable you to choose the best method of purchasing shares, given the amount of your purchase, the length of time you expect to hold your shares, and other factors. Here is a brief summary of the different share classes offered by the Funds:

CLASS A SHARES

     - You pay a sales charge at the time of purchase. (This charge may be reduced or waived for certain purchases.)

     - There is no sales charge when you redeem your shares. (Sales in excess of $1 million that were not subject to an initial sales charge may be subject to a contingent deferred sales charge.)

     - There is an annual Rule 12b-1 fee equal to .25% of a Fund's average daily net assets (.45% for Asset Allocation Portfolio and Capital Appreciation Portfolio).

     - Because Rule 12b-1 fees are lower, Class A shares have lower expenses and pay higher dividends than Class B, Class H or Class C shares.

CLASS B AND CLASS H SHARES

     - You do not pay any sales charge at the time of purchase.

     - There is a contingent deferred sales charge (CDSC) if you redeem within six years of purchase. The CDSC is 4% during the first two years after purchase, and declines thereafter to as low as 1% during the sixth year after purchase. There is no CDSC after the sixth year.

     - There is an annual Rule 12b-1 fee equal to 1.00% of a Fund's average daily net assets.

     - After eight years, shares automatically convert to Class A shares at no charge to you, resulting in a lower Rule 12b-1 fee thereafter.

     - Class B and Class H shares provide the benefit of putting your entire investment to work immediately.

     - Shares in these classes will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee.

     - The only difference between Class B and Class H shares is the amount of the concession paid to dealers. This difference does not affect you in any way.

CLASS C SHARES

     - You do not pay any sales charge at the time of purchase.

     - There is a contingent deferred sales charge of 1.00% if you redeem within one year of purchase.

     - There is an annual Rule 12b-1 fee of 1.00% of a Fund's average daily net assets.

     - Shares do not convert to Class A shares. However, they are subject to a lower contingent deferred sales charge than Class B or Class H shares and do not have to be held for as long a time (one year vs. six years) to avoid paying a contingent deferred sales charge.

     - Class C shares provide the benefit of putting your entire investment to work for you immediately.

     - Shares in this class will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee.

CLASS Z SHARES

     - These shares are available only in Asset Allocation Portfolio and Growth Fund, and only for investment by:

       (1) Fortis, Inc. or its subsidiaries, and the following persons associated with these companies: (a) officers, directors, employees or sales representatives; (b) their children, grandchildren, parents, grandparents or siblings; and (c) spouses/domestic partners of any of such persons;

       (2) Fund directors and officers or their spouses/domestic partners; or such persons' children, grandchildren, parents, grandparents, or spouses/domestic partners of the preceding;

       (3) Representatives of Fortis Investors (including agencies) or their spouses; or such persons' children, grandchildren, parents, grandparents, or spouses of any such persons;

       (4) Pension, profit sharing and other retirement plans created for the benefit of any of the above persons; and

       (5) Accounts which were exchanged from Special Portfolios, Inc., Stock Portfolio.

     - You do not pay any sales charge either at the time of purchase or when you redeem your shares.

     - Your shares are not subject to annual Rule 12b-1 fees.

     - Shares in this Class will have the lowest expenses and pay the highest dividends of any available class.

DECIDING WHICH CLASS TO PURCHASE

In deciding which class of shares to purchase, you should consider, among other things:

     - The length of time you expect to hold your investment.

     - The amount of any sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees.

     - Whether you qualify for any reduction or waiver of sales charges (e.g., if you are exempt from the sales charge, you must invest in Class A shares, unless, in the case of Asset Allocation Portfolio and Growth Fund, you qualify to invest in Class Z shares).

     - The various exchange privileges among the different classes of shares.

     - The fact that Class B and Class H shares automatically convert to Class A shares after eight years.

Class A shares may be a better choice if your investment qualifies for a reduced sales charge. Class B and Class H share orders for more than $500,000 and Class C share orders for more than $1,000,000 will be treated as orders for Class A shares.

DETERMINING YOUR PURCHASE PRICE

NET ASSET VALUE OF FUND SHARES

Your purchase price is equal to a Fund's net asset value per share plus any initial sales charge. The net asset value per share is determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day the Exchange is open.

Your purchase price will be the next net asset value per share of the Fund calculated after your purchase order is accepted by Fortis Investors ("Investors"), the Funds' underwriter. Orders generally must be received by Investors prior to the close of the Exchange to receive that day's price. If you purchase Fund shares through a broker-dealer other than Investors, your order must be received by your broker-dealer prior to the close of the Exchange. Investors will apply that day's price to the order if the broker-dealer places the order with Investors by the end of Investors' business day.

Each Fund's net asset value per share is determined by dividing the value of the securities and other assets owned by the Fund, less all liabilities, by the number of the Fund's shares outstanding. The securities owned by the Fund are generally valued at market value. However, there are times when market values are not readily available. In these cases, securities are valued at fair value as determined in good faith by Advisers under supervision of the Funds' Board of Directors.

PURCHASE PRICE OF CLASS A SHARES

The purchase price of Class A shares is the next net asset value per share calculated after receipt of your purchase order, plus a sales charge. Sales charges and broker-dealer concessions, which vary with the size of your purchase, are shown in the following table. A broker-dealer receives additional compensation (as a percentage of sales charge) when its annual sales of Fortis Funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000 (5%).

                                                      SALES CHARGE AS       SALES CHARGE AS
                                                       PERCENTAGE OF     PERCENTAGE OF THE NET    BROKER-DEALER
                  AMOUNT OF SALE                      PURCHASE PRICE        AMOUNT INVESTED        CONCESSION
                  --------------                      ---------------    ---------------------    -------------
Less than $100,000................................        4.750%                4.987%               4.00%
$100,000 but less than $250,000...................        3.500%                3.627%               3.00%
$250,000 but less than $500,000...................        2.500%                2.564%               2.25%
$500,000 but less than $1,000,000.................        2.000%                2.041%               1.75%
$1,000,000 or more*...............................           -0-                   -0-               1.00%

------------------------------
* You will pay a contingent deferred sales charge if you redeem these shares within two years of purchase.

In determining your sales charge above, purchases by you, your spouse, your children under the age or 21, and purchases by any tax-qualified plan of any of the foregoing (provided there is only one participant) will be combined. The above schedule also applies to (1) purchases by a trustee or fiduciary of a single trust estate or single fiduciary account, and (2) purchases by any organized group with a tax identification number, if these purchases result in economy of sales effort or expense. An organized group does not include clients of an investment advisor.

REDUCING YOUR SALES CHARGE FOR CLASS A SHARES. As shown above, larger purchases of Class A shares have a reduced sales charge. You also may reduce your sales charge through one of the special purchase plans listed below. For more information on these plans, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is your obligation to notify your broker-dealer or sales representative about your eligibility for either of the following plans.

     - RIGHT OF ACCUMULATION. The sales charge discounts apply to your current purchase plus the net asset value of shares you already own in any Fortis Fund which has a sales charge.

     - STATEMENT OF INTENTION. The sales charge discounts apply to an initial purchase of at least $1,000 if you intend to purchase the balance needed to qualify within 13 months (excluding shares purchased by reinvesting dividends or capital gains).

EXEMPTIONS FROM SALES CHARGES ON CLASS A SHARES. The Statement of Additional Information contains information on investors who are eligible to purchase Class A shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGES. You pay no initial sales charge on purchases of Class A shares of $1,000,000 or more. Out of its own assets, however, Investors pays broker-dealers a fee of up to 1.00% of the offering price of these shares. If you redeem shares within two years, you will pay a contingent deferred sales charge of 1.00%. For more information, see "How to Sell Shares-- Contingent deferred sales charge."

PURCHASE PRICE OF CLASS B AND CLASS H SHARES

The purchase price of Class B and Class H shares is their net asset value. Because you pay no initial sales charge, the Fund receives the full amount of your investment. However, if you redeem shares within six years of purchase, you will pay a contingent deferred sales charge ("CDSC") at the following rates. For additional information, see "How to Sell Shares--Contingent deferred sales charge."

                                               CONTINGENT DEFERRED
            YEAR SINCE PURCHASE                   SALES CHARGE
-------------------------------------------    -------------------
First......................................           4.00%
Second.....................................           4.00%
Third......................................           3.00%
Fourth.....................................           3.00%
Fifth......................................           2.00%
Sixth......................................           1.00%
Seventh....................................            None
Eighth.....................................            None

Investors receives the CDSC, in part to defray expenses incurred in selling Class B and Class H shares. Investors pays broker-dealers who sell Class B shares a concession equal to 4.00% of the amount invested and an annual fee of
 .25% of the average daily net assets of the Fund attributable to such shares. Broker-dealers who sell Class H shares are paid a concession of between 5.25% and 5.50% of the amount invested.

CONVERSION TO CLASS A SHARES. Class B and Class H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. When these shares convert to Class A, a proportionate amount of Class B and Class H shares in your account that were purchased through the reinvestment of dividends and other distributions will also convert to Class A.

PURCHASE PRICE OF CLASS C SHARES

The purchase price of Class C shares is their net asset value. Because you pay no initial sales charge, the Fund receives the full amount of your investment. However, if you redeem your shares within one year of purchase, you will pay a CDSC of 1.00%. For additional information, see "How to Sell Shares--Contingent deferred sales charge."

Investors receives the CDSC, in part to defray expenses incurred in selling Class C shares. Investors pays broker-dealers who sell Class C shares a concession equal to 1.00% of the amount invested and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

PURCHASE PRICE OF CLASS Z SHARES

The purchase price of Class Z shares is their net asset value. These shares are sold without an initial or contingent deferred sales charge. Class Z shares, which are available only in Asset Allocation Portfolio and Growth Fund, are available for investment only by the persons and entities listed above under "Choosing a Share Class--Class Z shares."

RULE 12B-1 FEES

Each Fund pays Investors Rule 12b-1 fees for the distribution and sale of its shares and for services provided to shareholders. These fees differ by class, as follows:

                                                   RULE 12B-1 FEE
             SHARE CLASS                   (AS A % OF AVERAGE NET ASSETS)
             -----------                   ------------------------------
Class A..............................  0.25% (0.45% for Asset Allocation
                                       Portfolio and Capital Appreciation
                                             Portfolio)
Class B and Class H..................  1.00%
Class C..............................  1.00%
Class Z..............................  none

These fees are paid out of a Fund's assets on an ongoing basis. Rule 12b-1 fees will increase the cost of your investment and over time may cost you more than other types of sales charges.

HOW TO BUY SHARES

You may become a shareholder in any of the Funds with an initial investment of $500 or more. If you invest under the Systematic Investment Plan, the minimum initial investment is $25 for the Pre-Authorized Check Plan and $50 for any other Systematic Investment Plan (except for telephone or wire orders).


The minimum subsequent investment is $50 for investments by mail ($25 for the Pre-Authorized Check Plan), $25 for investments by telephone through the Fortis Information Line and Fortis Internet Website, and $500 for other investments by telephone or investments by wire.


The Funds may reject any purchase order or restrict purchases at any time.

INVESTING BY TELEPHONE


Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. You must promptly send your check and the Account Application which accompanies this Prospectus so that Investors receives it within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "Fortis Funds, P.O. Box 9140, Minneapolis, MN 55480-9140."



If you have a bank account authorization form on file, you may invest $25-$150,000 by telephone through the automated Fortis Information Line and Fortis Internet Website.


INVESTING BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares ($500 minimum) by requesting your bank to transmit immediately available funds (Federal Funds) by wire to:

     U.S. Bank National Association

     ABA #091000022, credit account no: 1-702-2514-1341

     Fortis Funds Purchase Account

     For further credit to: (your name)

     Fortis Account NBR (your account number)


Before making an initial investment by wire, your broker-dealer must telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. You must promptly send your Account Application which accompanies this Prospectus to "Fortis Funds, P.O. Box 9140, Minneapolis, MN 55480-9140." You may make additional investments at any time even if your initial investment was by mail. Your bank should transmit Federal Funds using the instructions above.


INVESTING BY MAIL


You should complete and sign the Account Application which accompanies this Prospectus. Please make your check or other negotiable bank draft payable to Fortis Funds and mail it with your Application to "Fortis Funds, P.O. Box 9140, Minneapolis, MN 55480-9140."


You may make additional purchases at any time by mailing a check or other negotiable bank draft along with your confirmation stub. Be sure to identify the account to which any such purchase is to be credited by specifying the name(s) of the registered owner(s) and the account number.

SPECIAL PURCHASE PLANS

TAX SHELTERED RETIREMENT PLANS. Individual Retirement Accounts ("IRAs"), Self-Employed, Pension, Profit Sharing, and 403(b) accounts are available.

GIFTS OR TRANSFERS TO MINOR CHILDREN. Adults can make an irrevocable gift or transfer of Fund shares in an account established for a minor.

SYSTEMATIC INVESTMENT PLAN. You may have $25 or more automatically withdrawn each month from your checking account (see the Systematic Investment Plan Authorization Agreement in the Account Application). A systematic investment plan may lower your average cost per share through the principle of "dollar cost averaging." Advisers may elect to send you confirmations for purchases made under the Systematic Investment Plan quarterly, rather than following each transaction.

EXCHANGE PRIVILEGE

Except for Class Z shares, you may exchange your Fund shares for the same class of shares in another Fortis Fund. You may exchange Class Z shares of either Asset Allocation Portfolio or Growth Fund for Class Z shares of the other Fund, or for Class A shares of any other Fortis Fund. You pay no exchange fee or additional sales charge for exchanges.

If you own shares of another Fortis Fund, you may exchange those shares for Fund shares of the same class. You pay no sales charge if the shares to be exchanged have already been subject to a sales charge. If you own Class E shares of another Fortis Fund you may exchange those shares for Class A Fund shares. If you own Fortis Money Fund Class A shares you may exchange those shares for any class of Fund shares. However, if the Fortis Money Fund Class A shares have already incurred a sales charge, exchanges will be made at net asset value and may be made only into Class A Fund shares or into Class Z shares if the Fund offers those shares and you are eligible to purchase them.

You may initiate an exchange by writing to or telephoning your broker-dealer, sales representative or the Fund. You may also use the automated Fortis Information Line for exchanges of $100-$100,000. You may make a telephone exchange only if you have completed and returned the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, you may have difficulty reaching your broker-dealer, sales representative or the Fund by telephone. A telephone exchange may be difficult to implement at those times. (See "How to Sell Shares--By Phone").

An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

Advisers has the right to change, terminate, impose charges on or restrict the frequency of exchanges. You will receive at least 30 days notice before any such change is made.

HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. Your redemption price will be the net asset value of your shares, less any contingent deferred sales charge.

Employees of certain Texas public educational institutions who direct investment in Fund shares under their State of Texas Optional Retirement Plan generally must obtain the prior written consent of their authorized employer representative in order to redeem.

BY MAIL

If you redeem by mail, your redemption price will be the next net asset value of your shares which is determined after the Fund receives your written redemption request in proper form (and a properly endorsed stock certificate if one has been issued).

To redeem by mail, send a written request to Fortis Funds, P.O. Box 64284, St. Paul, MN 55164.

Your request should include the following information:

     - Name of Fund

     - Account number

     - Dollar amount or number of shares to be redeemed

     - Name on the account

     - Signatures of all registered account owners

If you hold certificates for your shares, you must include them with your request. You should send certificates by certified mail. These certificates (and any stock powers included with your redemption request) must be endorsed and executed exactly as the Fund shares are registered.

No signature guarantee is required if you are the registered holder and the redemption proceeds are sent to your address on the Fund's records. A written redemption request requires a signature guarantee if:

     - The Funds do not have the signature of the registered holder on file and the redemption proceeds are greater than $25,000.

     - The redemption proceeds are paid to someone other than the registered holder.

     - The redemption proceeds are sent to an address other than the address on the Fund's records.

You may obtain a signature guarantee from a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

BY PHONE

Your broker-dealer may place a redemption order by phone if it has a selling agreement with Investors. The proceeds will be released after the Fund receives appropriate written materials. If your broker-dealer receives your order prior to the close of the Exchange and places the order with Investors by the end of the business day, you will receive that day's price on the order. Some broker-dealers may charge a fee to process redemptions.


You may redeem up to $50,000 by calling the Funds at (800) 800-2000, ext. 3012, provided that:


     - Your account is not a tax-qualified plan,

     - The check is sent to the address on the Fund's records, and

     - You have not changed your address on the Fund's records for at least 30 days.


In addition, you may use the automated Fortis Information Line and Fortis Internet Website for redemptions of $25-$50,000 on non-tax qualified accounts.


The telephone redemption procedure is automatically available. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. The Funds will not be responsible for any losses that may result from acting on telephone instructions that they reasonably believe to be genuine. The Funds' procedures will verify your address and social security number, tape record the telephone call and provide written confirmation of the transaction. The security measures for automated telephone redemptions using the Fortis Information Line involve using a personal identification number and providing written confirmation of the transaction.

You may have difficulty reaching your broker-dealer, sales representative or the Funds by telephone during times of chaotic economic or market circumstances. If you are unable to reach the Funds or their agents by telephone, written instructions should be sent.

Advisers has the right to change, terminate or impose charges on the telephone redemption privilege. You will receive at least 30 days notice before any such change is made.

PAYMENT OF REDEMPTION PROCEEDS

Your redemption proceeds generally will be paid as soon as possible, but not later than three business days after receipt of a proper redemption request. However, if your shares were recently purchased with non-guaranteed funds, such as a personal check, the mailing of your redemption check may be delayed by up to fifteen days. If you wish to avoid this delay, you should consider the wire purchase method described under "How to Buy Shares."

INVOLUNTARY REDEMPTIONS

Each Fund has the right to redeem accounts that fall below $500 as a result of selling or exchanging shares. If you actively participate in the Funds' Systematic Investment Plan your account will not be redeemed. Before redeeming your account, the Fund will mail you a notice of its intention to redeem and give you an opportunity to make an additional investment. If you do not make an additional investment within 60 days from the date the notice was mailed, your account will be redeemed.

SYSTEMATIC WITHDRAWAL PLAN

Each Fund has a Systematic Withdrawal Plan, which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually or annually. Deferred sales charges may apply to monthly redemptions. Confirmations for redemptions made under the Systematic Withdrawal Plan may be sent to you quarterly, rather than following each transaction. For further information about the Systematic Withdrawal Plan, contact your broker-dealer or sales representative.

REINVESTMENT PRIVILEGE

If you redeem your shares, you may reinvest the proceeds within 60 days without payment of an additional sales charge. If the shares you redeemed were subject to a CDSC, that charge will be credited to your account. The reinvested shares will be subject to the same CDSC that would have applied to the original shares. For further information, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGES

If you redeem shares subject to a CDSC, your CDSC will be based on the value of the shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares acquired by reinvesting income dividends or capital gain distributions.

Unless instructed otherwise, the Funds will redeem shares in the following order:

     - Shares not subject to a CDSC and having a higher Rule 12b-1 fee will be redeemed first.

     - Shares not subject to a CDSC and having a lower Rule 12b-1 fee will be redeemed next.

     - Shares subject to a CDSC then will be redeemed in the order purchased.

A CDSC is not imposed:

     - When a Fund exercises its right to liquidate accounts which are less than the minimum account size.

     - When shares are redeemed because of a shareholder's death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (if satisfactory evidence is provided to the Fund).

     - With respect to Class B and H shares only, to an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases.

     - With respect to Class B, H and C shares, to qualified plan benefit distributions due to the participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon a Fund's receipt from the plan's administrator or trustee of written instructions detailing the reason for the distribution.

If you exchange shares subject to a CDSC for shares of a different Fortis Fund, the transaction is not subject to a CDSC. However, when you redeem the shares acquired through the exchange, you will be treated as if no exchange took place for the purpose of determining the CDSC. In addition, a CDSC is not imposed at the time that Fund shares subject to a CDSC are exchanged for shares of Fortis Money Fund or at the time those Fortis Money Fund shares are re-exchanged for shares of any Fortis Fund subject to a CDSC. In each case, however, the shares acquired will remain subject to the CDSC that would have applied to the original Fund shares.

DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS


Each Fund, other than Asset Allocation Portfolio, pays dividends from any net investment income annually. Asset Allocation Portfolio pays such dividends quarterly. Each Fund makes annual distributions of any realized capital gains.


Dividend and capital gains distributions will be reinvested in additional Fund shares of the same class (at net asset value). However, you may request that dividends and/or capital gain distributions be sent to you in cash or reinvested (at net asset value) in shares of the same class of another Fortis Fund. If dividends and capital gains distributions are reinvested in the same Fund, the reinvestment takes place on the dividend record date. If they are reinvested in another Fortis Fund, processing normally takes one business day. If you elect cash payment, a check will be mailed within three business days after the dividend record date.

Prior to purchasing shares of a Fund, you should consider the impact of dividend or capital gains distributions which are expected to be announced or which have been announced but not paid. If you purchase shares shortly before the record date for such a distribution, you will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

TAX CONSIDERATIONS

Some of the common tax consequences of investing in the Funds are discussed below. However, because everyone's tax situation is unique, be sure to consult your tax adviser.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net income and capital gains to its shareholders. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from a Fund's net investment income are taxable as ordinary income. Distributions paid from a Fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The Funds, other than Asset Allocation Portfolio, expect that their distributions will consist primarily of capital gains. However, a significant portion of Capital Appreciation Portfolio's distributions may consist of short-term capital gains that are taxed at the same rates as ordinary income.

TAXES ON TRANSACTIONS

If you sell or exchange your Fund shares you will have a taxable event that may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

Information about the tax status of each year's distributions will be mailed annually.

SHAREHOLDER INQUIRIES

You should direct your inquiries to your broker-dealer or sales representative or to the Funds at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Fortis Advisers, Inc. ("Advisers") is the investment adviser for the Funds. Advisers also serves as the Funds' transfer agent and dividend agent. Advisers has been managing investment company portfolios since 1949. In addition to providing investment advice, Advisers is responsible for managing each Fund's business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Funds.

Each Fund pays Advisers a monthly fee for providing investment advisory services. During their most recent fiscal years, the Funds paid the following investment advisory fees to Advisers:


                                                  ADVISORY FEE
                                                   AS A % OF
                                            AVERAGE DAILY NET ASSETS
                                            ------------------------
Asset Allocation Portfolio..............             0.87%
Value Fund..............................             1.00%
Growth & Income Fund....................             1.00%
Capital Fund............................             0.77%
Growth Fund.............................             0.74%
Capital Appreciation Portfolio..........             0.84%


PORTFOLIO MANAGERS

Howard G. Hudson supervises the portfolio management of the fixed-income portion of Asset Allocation Portfolio. Lucinda S. Mezey supervises the portfolio management of the equity portion of Asset Allocation Portfolio and each of the other Funds. The individuals responsible for the day-to-day management of the Funds are listed below.

ASSET ALLOCATION PORTFOLIO. Charles L. Mehlhouse has been primarily responsible for the day-to-day management of the equity portion of the Fund since 1996. Maroun M. Hayek, Robert C. Lindberg, Christopher J. Pagano, Kendall C. Peterson and Christopher J. Woods are primarily responsible for the day-to-day management of the fixed income portion of the Fund. Mr. Hayek has managed the Fund since 1995, Mr. Lindberg since 1993, Mr. Pagano since 1996, Mr. Peterson since 1999, and Mr. Woods since 1995.

VALUE FUND. Nicholas M. De Peyster has been primarily responsible for the day-to-day management of the Fund since its inception in 1996.

GROWTH & INCOME FUND. Charles L. Mehlhouse has been primarily responsible for the day-to-day management of the Fund since May 1996.

CAPITAL FUND. Charles L. Mehlhouse has been primarily responsible for the day-to-day management of the Fund since May 1996.

GROWTH FUND. Michael J. Romanowski has been primarily responsible for the day-to-day management of the Fund since March 1998.


CAPITAL APPRECIATION PORTFOLIO.  Lucinda S. Mezey, Diane M. Gotham and Michael
J. Romanowski have been primarily responsible for the day-to-day management of the Fund since October 2000.


Additional information about the Funds' investment supervisors and portfolio managers is set forth below.

     - Mr. Hudson, an Executive Vice President of Advisers and Head of Fixed Income Investments of Advisers since 1991, has been managing debt securities for Fortis, Inc. since 1991.

     - Ms. Mezey, an Executive Vice President and Head of Equity Investments of Advisers since October 1997, manages equity securities for Advisers. From 1995 to October 1997, she was Chief Investment Officer, Alex Brown Capital Advisory and Trust Co., Baltimore, MD. From 1970 to 1995 she was employed by PNC Bank, Philadelphia, Pennsylvania with her last position being Senior Vice President and Head of Equity Investments.


     - Mr. Hayek, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1987.

     - Mr. Lindberg, a Vice President of Advisers since 1993, has been managing debt securities for Advisers since that time.


     - Mr. Pagano, a Vice President of Advisers since 1996, has been involved in management of debt securities for Advisers since March 1996. Prior to that, Mr. Pagano was a Government Strategist for Merrill Lynch in New York, New York.

     - Mr. Peterson, a Vice President of Advisers since 1999, has been managing non-investment grade fixed income securities since July 1999. Prior to that, Mr. Peterson was a Vice President and portfolio manager at Prudential Insurance Company of America in Newark, New Jersey.

     - Mr. Woods, a Vice President of Advisers since 1995, has been managing debt securities for Fortis, Inc. since 1993.


     - Ms. Gotham, a Vice President of Advisers since 1998, has managed equity securities for Fortis since 1998. From 1994 to 1998, she was a securities analyst for Advisers.


     - Mr. Mehlhouse, a Vice President of Advisers since 1996, manages equity securities for Advisers. From 1993 to May 1996, Mr. Mehlhouse was a portfolio manager for Marshall & Ilsley Bank Corporation in Milwaukee, Wisconsin.


     - Mr. de Peyster, a Vice President of Advisers since 1995, has managed equity securities for Fortis since 1991.



     - Mr. Romanowski, a Vice President of Advisers since 1998, has managed equity securities for Fortis since March 1998. From October 1995 to March 1998, he was a portfolio manager for Value Line in New York, New York. From 1992 to October 1995, he was a securities analyst for Conning & Co. in Hartford, Connecticut.

MORE INFORMATION ON FUND OBJECTIVES, INVESTMENT

STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVES

The Funds' objectives, which are described above under "The Funds," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of the Funds are described above under "The Funds," and in more detail below. These are the strategies that Advisers believes are most likely to be important in trying to achieve the Funds' goals. Of course, there is no guarantee that any Fund will achieve its goal. You should be aware that each Fund may also use strategies and invest in securities that are not described below, but are described in the Statement of Additional Information.


Each Fund other than Asset Allocation Portfolio invests primarily in common stocks. The Funds also may invest in other equity securities, including preferred stocks and securities convertible into common stocks. The Funds' investments may include securities of foreign governments and companies. Asset Allocation Portfolio may invest up to 25% of its assets and each other Fund may invest up to 20% of its assets in foreign securities.


In selecting equity securities for the Funds' portfolios, Advisers uses two distinct equity investment philosophies. Specifically, Asset Allocation Portfolio, Capital Fund, Growth Fund and Capital Appreciation Portfolio use a "growth" philosophy and Value Fund uses a "value" philosophy. Growth & Income Fund may at times use either or both philosophies. Under both philosophies, Advisers uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself.

In managing "growth" portfolios, Advisers invests based on a concept of growth potential, seeking to identify companies whose earnings and revenue growth potential exceed industry averages. In addition to superior earnings growth potential, Advisers seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios. Depending upon the market capitalization goals of a growth portfolio, the manager will select stocks of small, mid or large capitalization companies or a combination of all three.

In managing "value" portfolios, Advisers invests based on a concept of fundamental value, seeking to identify companies whose shares appear inexpensive relative to anticipated profit and dividend growth. The primary emphasis is placed on companies expected to experience a significant acceleration in earnings over the next three to five years. The prices of these stocks typically do not fully reflect such improvement. Often such a stock is "out of favor" and priced low relative to the company's earnings, cash flow and book value. A second source of "value" stocks is provided by companies expected to sustain their historic rate of growth but which are selling at a low price to earnings ratio in relation to this anticipated growth.


To reduce fluctuations in net asset value or to increase current income, each Fund may write covered call or secured put options on stocks or stock indices, purchase put and call options on stocks or stock indices, and enter into stock index futures contracts and forward currency exchange contracts.


In an attempt to respond to adverse market, economic, political or other conditions, each Fund may invest, for temporary defensive purposes, without limit in high grade preferred stocks, bonds, other fixed income securities, short-term money market instruments, commercial paper, obligations of banks or the U.S. Government, other high quality short-term debt instruments, or cash. Being invested in these securities may keep a Fund from participating in a market upswing and prevent the Fund from achieving its investment objectives.

DURATION

Asset Allocation Portfolio will attempt to maintain an average effective duration of three to seven years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.

PORTFOLIO TURNOVER

Before investing in any mutual fund you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that are taxable to shareholders when distributed. Any gains from sales of securities held for one year or less will be treated as short-term capital gains and will be taxable to shareholders as ordinary income.


Each Fund other than Growth and Income Fund may trade securities frequently, resulting in annual portfolio turnover rates in excess of 100%. Factors contributing to a Fund's higher portfolio turnover rate may include general market volatility, significant positive or negative developments concerning particular security holdings, an attempt to maintain the Fund's market capitalization target and the need to sell holdings to meet redemption activity in the Fund. Each Fund had portfolio turnover rates in excess of 100% during the fiscal year ended August 31, 2000, and Value Fund and Capital Appreciation Portfolio had portfolio turnover rates in excess of 200% (228% and 212%, respectively). While higher turnover rates may result in increased capital gains and transaction costs, the Funds' managers attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rates.


PRINCIPAL RISKS

The principal risks of investing in the Funds, are summarized above under "The Funds." More information about Fund risks is presented below. Please remember, you may lose money if you invest in the Funds.

RISKS APPLICABLE TO THE FUNDS

     - MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

     - COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

     - SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

     - RISKS OF GROWTH STOCKS. Asset Allocation Portfolio, Capital Fund, Growth Fund and Capital Appreciation Portfolio focus on stocks which Advisers believe have earnings and revenue growth potential that exceed industry averages. Growth & Income Fund may also use this approach. These "growth stocks" typically trade at higher multiples of current earnings than other stocks. Therefore, their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. If Advisers' assessment of the prospects for the company's earning growth is wrong, or its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that Advisers has placed on it.

     - RISKS OF VALUE STOCKS. Value Fund focuses on stocks of companies whose shares appear inexpensive relative to anticipated profit and dividend growth. Growth & Income Fund may also use this approach. These "value stocks" can remain undervalued for years. There is the risk that a value stock may never reach what Advisers believes is its full value, or may even go down in value.

     - RISKS OF FOREIGN INVESTING. A Fund's investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Fund may be subject to greater volatility than most mutual funds that invest principally in domestic securities. These risks include:



        Currency risk. Because the Funds invest in securities denominated in currencies other than the U.S. dollar, and because the Funds may hold foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency exchange rates. Changes in exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.



        Information risk. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those which apply to domestic companies.



        Foreign securities market risk. Securities of some foreign companies are less liquid than securities of comparable domestic companies, and their prices may be more volatile. In addition, there may be delays in the settlement of foreign securities transactions. Trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Securities traded on foreign exchanges may be subject to further risks due to the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, there is generally less governmental supervision and regulation of foreign stock exchanges. Stock markets in emerging markets can be more volatile during periods of investment uncertainty than established major exchanges.



        Political and economic risk. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.



     - RISKS OF EMERGING MARKETS. The Funds may invest in emerging markets. Emerging markets tend to be in the less economically developed regions of the world. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Risks of investing in securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of a developed judicial system.



     - RISKS OF FORWARD CURRENCY EXCHANGE CONTRACTS, FUTURES AND OPTIONS TRANSACTIONS. Each Fund may enter into forward currency exchange contracts and futures and options transactions. The use of these derivative instruments exposes a Fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:



       - the risk that securities prices or currency markets will not move in the direction that the Fund's adviser anticipates;



       - an imperfect correlation between the price of the derivative instruments and movements in the prices of the securities or currencies being hedged;



       - the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;



       - leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument; and,



       - particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into that position.



      If a Fund uses derivative instruments and if the judgment of the Fund's adviser proves incorrect, the Fund's performance could be worse off than if it had not used these instruments.



     - RISKS OF SECURITIES LENDING. Each Fund may lend its portfolio securities. When a Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially.



     - OVER-THE-COUNTER RISK. Each Fund's investments may include securities traded in the over-the-counter ("OTC") markets. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.



     - RISKS OF SHORT-TERM TRADING. Due to many factors, each Fund may trade securities frequently and hold securities in their portfolios for one year or less. Frequent purchases and sales of portfolio securities will increase a Fund's transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Fund.


     - MANAGEMENT RISK. The Funds are actively managed by professionals with extensive money management experience and expertise. The performance of the Funds will reflect in part the ability of Advisers to select securities which are suited to achieving the Funds' investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives or the market generally.


     - INFLATION RISK. Even if the principal value of your investment in a Fund, or your income from that investment, remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of your Fund shares and distributions may decline, even if their value in dollars increases.



     - EURO CONVERSION. On January 1, 1999, the European Monetary Union ("EMU") introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.


ADDITIONAL RISKS OF CAPITAL APPRECIATION PORTFOLIO


     - RISKS OF INITIAL PUBLIC OFFERINGS. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability may be uncertain. These companies are often engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and they may need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares due to sales of additional shares, and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable due to the absence of a prior public market and the small number of shares available for trading. The Fund's total return during fiscal years 1999 and 2000 was enhanced by its investments in IPOs. The effect of IPOs on the Fund's total returns going forward may not be positive, or as significant, either as a result of changes in the IPO market or growth of the Fund's assets, which may reduce the Fund's total return.


ADDITIONAL RISKS OF ASSET ALLOCATION PORTFOLIO

     - INTEREST RATE RISK. Debt securities in Asset Allocation Portfolio will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer term debt securities are generally more sensitive to interest rate changes. In addition, the Fund's investments in zero coupon obligations may be highly volatile in response to changing interest rates.


     - CREDIT OR DEFAULT RISK. Asset Allocation Portfolio is subject to the risk that the issuers of debt securities held by the Fund will not make payments on the securities or that the other party to the contract (such as a securities lending agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the credit quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell. When the Fund purchases unrated securities, it will depend on Advisers' analysis of credit risk more heavily than usual.



     - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Asset Allocation Portfolio is subject to both prepayment and extension risk in connection with its investments in mortgage-backed and/or asset-backed securities.



       Prepayment risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-backed securities, or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates on new investments are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.



       Extension risk. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgage or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of securities. This would, in effect, convert a short- or medium-duration mortgage- and asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.


     - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. Asset Allocation Portfolio's investment in corporate bonds may consist of non-investment grade fixed-income obligations. Non-investment grade obligations are commonly referred to as "high yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. Asset Allocation Portfolio may invest up to 30% of its total assets in securities rated as low as Caa by Moody's, CCC by Standard & Poor's or comparably rated by another rating agency. Securities in the Caa/CCC rating category are considered to be of poor standing and are predominantly speculative. These securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest.


     - CALL RISK. Many corporate bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Asset Allocation Portfolio is subject to the possibility that during periods of falling interest rates, a bond issuer will call its bonds. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about each class of shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

--------------------------------------------------------------------------------


                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                             --------------------------------------------------------------------
                     ASSET ALLOCATION                          2000          1999          1998          1997            1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.........................    $18.43        $16.91        $18.98        $16.48        $16.52
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net..................................       .37           .30           .39           .39           .47
  Net realized and unrealized gain on investments..........      3.30          3.47           .13          3.47           .29
---------------------------------------------------------------------------------------------------------------------------------
Total from operations......................................      3.67          3.77           .52          3.86           .76
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.............................      (.37)         (.29)         (.41)         (.41)         (.47)
  From net realized gains..................................     (3.03)        (1.96)        (2.18)         (.95)         (.32)
  Excess distributions of net realized gains...............        --            --            --            --          (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders........................     (3.40)        (2.25)        (2.59)        (1.36)         (.80)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...............................    $18.70        $18.43        $16.91        $18.98        $16.48
---------------------------------------------------------------------------------------------------------------------------------
Total return@..............................................     21.45%        22.96%         2.71%        24.62%         4.73 %
Net assets end of year (000s omitted)......................  $205,678      $177,794      $151,920      $156,734      $136,656
Ratio of expenses to average daily net assets..............      1.39%         1.42%         1.44%         1.48%         1.50 %
Ratio of net investment income to average daily net
  assets...................................................      2.00%         1.60%         2.07%         2.22%         2.85 %
Portfolio turnover rate....................................       153%          159%          104%          109%           89 %
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B                                        CLASS C
                                   --------------------------------------------------------         --------------------
                                                    YEAR ENDED AUGUST 31,                           YEAR ENDED AUGUST 31,
                                   --------------------------------------------------------         --------------------
ASSET ALLOCATION                    2000         1999         1998        1997        1996           2000         1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year...........................   $18.30       $16.80      $18.87      $16.40      $16.46          $18.22       $16.74
------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net........      .27          .19         .29         .27         .37             .27          .19
  Net realized and unrealized
    gain on investments..........     3.28         3.46         .13        3.47         .29            3.26         3.44
------------------------------------------------------------------------------------------------------------------------
Total from operations............     3.55         3.65         .42        3.74         .66            3.53         3.63
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net...     (.27)        (.19)       (.31)       (.32)       (.39)           (.27)        (.19)
  From net realized gains........    (3.03)       (1.96)      (2.18)       (.95)       (.32)          (3.03)       (1.96)
  Excess distributions of net
    realized gains...............       --           --          --          --        (.01)             --           --
------------------------------------------------------------------------------------------------------------------------
Total distributions to
  shareholders...................    (3.30)       (2.15)      (2.49)      (1.27)       (.72)          (3.30)       (2.15)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.....   $18.55       $18.30      $16.80      $18.87      $16.40          $18.45       $18.22
------------------------------------------------------------------------------------------------------------------------
Total return@....................    20.84%       22.32%       2.14%      23.92%       4.12%          20.81%       22.27%
Net assets end of year (000s
  omitted).......................  $26,356      $17,408      $9,928      $7,462      $4,411         $14,940      $10,259
Ratio of expenses to average
  daily net assets...............     1.94%        1.97%       1.99%       2.03%       2.05%           1.94%        1.97%
Ratio of net investment income to
  average daily net assets.......     1.45%        1.05%       1.50%       1.67%       2.34%           1.45%        1.05%
Portfolio turnover rate..........      153%         159%        104%        109%         89%            153%         159%
------------------------------------------------------------------------------------------------------------------------

---------------------------------  ----------------------------------
                                                CLASS C
                                   ----------------------------------
                                       YEAR ENDED AUGUST 31,
                                   ----------------------------------
ASSET ALLOCATION                    1998        1997          1996
---------------------------------  ----------------------------------
Net asset value, beginning of
  year...........................  $18.81      $16.35      $16.41
---------------------------------
Operations:
  Investment income - net........     .29         .26         .37
  Net realized and unrealized
    gain on investments..........     .13        3.47         .29
---------------------------------
Total from operations............     .42        3.73         .66
---------------------------------
Distributions to shareholders:
  From investment income - net...    (.31)       (.32)       (.39)
  From net realized gains........   (2.18)       (.95)       (.32)
  Excess distributions of net
    realized gains...............      --          --        (.01)
---------------------------------
Total distributions to
  shareholders...................   (2.49)      (1.27)       (.72)
---------------------------------
Net asset value, end of year.....  $16.74      $18.81      $16.35
---------------------------------
Total return@....................    2.15%      23.93%       4.13 %
Net assets end of year (000s
  omitted).......................  $5,831      $4,789      $2,641
Ratio of expenses to average
  daily net assets...............    1.99%       2.03%       2.05 %
Ratio of net investment income to
  average daily net assets.......    1.51%       1.67%       2.33 %
Portfolio turnover rate..........     104%        109%         89 %
---------------------------------



  @ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

---------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS H                                         CLASS Z
                                         -----------------------------------------------------------         --------------------
                                                            YEAR ENDED AUGUST 31,
                                         -----------------------------------------------------------
           ASSET ALLOCATION               2000         1999         1998         1997         1996            2000        1999+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....   $18.29       $16.79       $18.86       $16.39       $16.44         $18.44       $19.05
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net..............      .27          .19          .29          .27          .38            .46          .07
  Net realized and unrealized gain on
    investments........................     3.27         3.46          .13         3.47          .29           3.30         (.68)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..................     3.54         3.65          .42         3.74          .67           3.76         (.61)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.........     (.27)        (.19)        (.31)        (.32)        (.39)          (.46)          --
  From net realized gains..............    (3.03)       (1.96)       (2.18)        (.95)        (.32)         (3.03)          --
  Excess distributions of net realized
    gains..............................       --           --           --           --         (.01)            --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders....    (3.30)       (2.15)       (2.49)       (1.27)        (.72)         (3.49)          --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........   $18.53       $18.29       $16.79       $18.86       $16.39         $18.71       $18.44
---------------------------------------------------------------------------------------------------------------------------------
Total return@..........................    20.78%       22.32%        2.15%       23.93%        4.19%         21.99%       (3.20%)
Net assets end of year (000s
  omitted).............................  $44,165      $34,207      $22,979      $17,142      $10,904         $2,353         $817
Ratio of expenses to average daily net
  assets...............................     1.94%        1.97%        1.99%        2.03%        2.05%           .94%         .97%*
Ratio of net investment income to
  average daily net assets.............     1.45%        1.05%        1.50%        1.67%        2.32%          2.45%        2.05%*
Portfolio turnover rate................      153%         159%         104%         109%          89%           153%         159%
---------------------------------------------------------------------------------------------------------------------------------


   * Annualized.

   + For the period from July 27, 1999 (initial offering of shares) to August
     31, 1999.

  @ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------------------------
                           VALUE                               2000          1999          1998          1997         1996+
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $13.28        $11.85        $13.51        $10.75       $10.00
--------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................      .01           .05           .09           .09          .05
  Net realized and unrealized gain (loss) on investments....     1.94          2.73          (.30)         2.94          .70
--------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................     1.95          2.78          (.21)         3.03          .75
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................       --          (.05)         (.09)         (.06)          --
  From net realized gains on investments....................     (.93)        (1.30)        (1.36)         (.21)          --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (.93)        (1.35)        (1.45)         (.27)          --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................   $14.30        $13.28        $11.85        $13.51       $10.75
--------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................    15.76%        24.10%        (2.52%)       28.66%        7.50 %
Net assets end of year (000s omitted).......................  $39,975       $34,302       $22,449       $21,855       $9,847
Ratio of expenses to average daily net assets...............     1.42%         1.48%         1.52%         1.59%        1.65 %*
Ratio of net investment income (loss) to average daily net
  assets....................................................      .14%          .32%          .55%          .72%         .75 %*
Portfolio turnover rate.....................................      228%          266%          260%           93%          41 %
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS B                                      CLASS C
                                         -------------------------------------------------------         ------------------
                                                          YEAR ENDED AUGUST 31,                          YEAR ENDED AUGUST 31,
                                         -------------------------------------------------------         ------------------
                 VALUE                    2000         1999        1998        1997       1996+           2000        1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....   $13.06      $11.71      $13.39      $10.70      $10.00         $13.07      $11.72
---------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net.......     (.08)       (.08)       (.02)       (.01)         --           (.08)       (.08)
  Net realized and unrealized gain
    (loss) on investments..............     1.89        2.73        (.30)       2.94         .70           1.89        2.73
---------------------------------------------------------------------------------------------------------------------------
Total from operations..................     1.81        2.65        (.32)       2.93         .70           1.81        2.65
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.........       --          --          --        (.03)         --             --          --
  From net realized gains on
    investments........................     (.93)      (1.30)      (1.36)       (.21)         --           (.93)      (1.30)
---------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders....     (.93)      (1.30)      (1.36)       (.24)         --           (.93)      (1.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........   $13.94      $13.06      $11.71      $13.39      $10.70         $13.95      $13.07
---------------------------------------------------------------------------------------------------------------------------
Total return@..........................    14.90%      23.20%      (3.33%)     27.75%       7.00%         14.90%      23.18%
Net assets at end of year (000s
  omitted).............................  $ 7,633      $6,662      $4,794      $2,480      $  642         $2,662      $2,486
Ratio of expenses to average daily net
  assets...............................     2.17%       2.23%       2.27%       2.34%       2.40%*         2.17%       2.23%
Ratio of net investment income (loss)
  to average daily net assets..........     (.61%)      (.43%)      (.20%)      (.04%)        --           (.61%)      (.43%)
Portfolio turnover rate................      228%        266%        260%         93%         41%           228%        266%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------  ----------------------------------
                                                      CLASS C
                                         ----------------------------------
                                             YEAR ENDED AUGUST 31,
                                         ----------------------------------
                 VALUE                    1998        1997         1996+
---------------------------------------  ----------------------------------
Net asset value, beginning of year.....  $13.39      $10.70      $10.00
---------------------------------------
Operations:
  Investment income (loss) - net.......    (.01)       (.01)         --
  Net realized and unrealized gain
    (loss) on investments..............    (.30)       2.94         .70
---------------------------------------
Total from operations..................    (.31)       2.93         .70
---------------------------------------
Distributions to shareholders:
  From investment income - net.........      --        (.03)         --
  From net realized gains on
    investments........................   (1.36)       (.21)         --
---------------------------------------
Total distributions to shareholders....   (1.36)       (.24)         --
---------------------------------------
Net asset value, end of year...........  $11.72      $13.39      $10.70
---------------------------------------
Total return@..........................   (3.24%)     27.75%       7.00 %
Net assets at end of year (000s
  omitted).............................  $1,991      $1,002      $  223
Ratio of expenses to average daily net
  assets...............................    2.27%       2.34%       2.40 %*
Ratio of net investment income (loss)
  to average daily net assets..........    (.20%)      (.04%)        --
Portfolio turnover rate................     260%         93%         41 %
---------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS H
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                              --------------------------------------------------------------
                           VALUE                               2000         1999         1998         1997        1996+
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $13.07       $11.72       $13.39       $10.70       $10.00
----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................    (.08)        (.08)        (.01)        (.01)          --
  Net realized and unrealized gain (loss) on investments....    1.89         2.73         (.30)        2.94          .70
----------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................    1.81         2.65         (.31)        2.93          .70
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................      --           --           --         (.03)          --
  From net realized gains on investments....................    (.93)       (1.30)       (1.36)        (.21)          --
----------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................    (.93)       (1.30)       (1.36)        (.24)          --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................  $13.95       $13.07       $11.72       $13.39       $10.70
----------------------------------------------------------------------------------------------------------------------------
Total return@...............................................   14.90%       23.18%       (3.24%)      27.75%        7.00 %
Net assets end of year (000s omitted).......................  $8,796       $8,045       $7,016       $4,896       $1,605
Ratio of expenses to average daily net assets...............    2.17%        2.23%        2.27%        2.34%        2.40 %*
Ratio of net investment income (loss) to average daily net
  assets....................................................    (.61%)       (.43%)       (.20%)       (.04%)         --
Portfolio turnover rate.....................................     228%         266%         260%          93%          41 %
----------------------------------------------------------------------------------------------------------------------------


 * Annualized.
 + For the period from January 2, 1996 (commencement of operations) to August
   31, 1996.
 @ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------------------------
                      GROWTH & INCOME                          2000          1999          1998          1997         1996+
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $14.83        $13.20        $13.06        $10.35       $10.00
--------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................      .08           .17           .32           .20          .07
  Net realized and unrealized gain on investments...........     2.37          2.03           .07          2.77          .34
--------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................     2.45          2.20           .39          2.97          .41
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................     (.07)         (.18)         (.24)         (.16)        (.06)
  From net realized gains on investments....................     (.25)         (.39)         (.01)         (.10)          --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (.32)         (.57)         (.25)         (.26)        (.06)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................   $16.96        $14.83        $13.20        $13.06       $10.35
--------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................    16.73%        16.84%         2.81%        29.00%        4.11%
Net assets end of year (000s omitted).......................  $25,903       $26,100       $20,994       $13,907       $3,117
Ratio of expenses to average daily net assets...............     1.45%         1.44%         1.55%         1.75%        2.33%*
Ratio of net investment income to average daily net
  assets....................................................      .58%         1.18%         1.71%         1.68%        1.16%*
Portfolio turnover rate.....................................      112%           65%           20%           15%           5%
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS B                                      CLASS C
                                          ------------------------------------------------------         ------------------
                                                          YEAR ENDED AUGUST 31,                          YEAR ENDED AUGUST 31,
                                          ------------------------------------------------------         ------------------
            GROWTH & INCOME                2000        1999        1998        1997       1996+           2000        1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......  $14.77      $13.16      $13.03      $10.32      $10.00         $14.76      $13.16
---------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...............    (.03)        .07         .20         .11         .02           (.03)        .06
  Net realized and unrealized gain on
    investments.........................    2.34        2.03         .07        2.77         .34           2.35        2.03
---------------------------------------------------------------------------------------------------------------------------
Total from operations...................    2.31        2.10         .27        2.88         .36           2.32        2.09
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..........    (.01)       (.10)       (.13)       (.07)       (.04)          (.01)       (.10)
  From net realized gains on
    investments.........................    (.25)       (.39)       (.01)       (.10)         --           (.25)       (.39)
---------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.....    (.26)       (.49)       (.14)       (.17)       (.04)          (.26)       (.49)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year............  $16.82      $14.77      $13.16      $13.03      $10.32         $16.82      $14.76
---------------------------------------------------------------------------------------------------------------------------
Total return@...........................   15.79%      16.08%       1.99%      28.16%       3.55%         15.87%      16.00%
Net assets at end of year (000s
  omitted)..............................  $8,376      $7,168      $5,159      $2,306      $  508         $2,583      $2,445
Ratio of expenses to average daily net
  assets................................    2.20%       2.19%       2.30%       2.50%       3.08%*         2.20%       2.19%
Ratio of net investment income to
  average daily net assets..............    (.19%)       .41%        .96%        .92%        .35%*         (.19%)       .41%
Portfolio turnover rate.................     112%         65%         20%         15%          5%           112%         65%
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------  ----------------------------------
                                                       CLASS C
                                          ----------------------------------
                                              YEAR ENDED AUGUST 31,
                                          ----------------------------------
            GROWTH & INCOME                1998        1997         1996+
----------------------------------------  ----------------------------------
Net asset value, beginning of year......  $13.03      $10.33      $10.00
----------------------------------------
Operations:
  Investment income - net...............     .20         .10         .03
  Net realized and unrealized gain on
    investments.........................     .07        2.77         .34
----------------------------------------
Total from operations...................     .27        2.87         .37
----------------------------------------
Distributions to shareholders:
  From investment income - net..........    (.13)       (.07)       (.04)
  From net realized gains on
    investments.........................    (.01)       (.10)         --
----------------------------------------
Total distributions to shareholders.....    (.14)       (.17)       (.04)
----------------------------------------
Net asset value, end of year............  $13.16      $13.03      $10.33
----------------------------------------
Total return@...........................    1.99%      28.03%       3.65%
Net assets at end of year (000s
  omitted)..............................  $2,217      $1,290      $  302
Ratio of expenses to average daily net
  assets................................    2.30%       2.50%       3.08%*
Ratio of net investment income to
  average daily net assets..............     .96%        .94%        .54%*
Portfolio turnover rate.................      20%         15%          5%
----------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS H
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                              --------------------------------------------------------------
                      GROWTH & INCOME                          2000         1999         1998         1997        1996+
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $14.76       $13.16       $13.03       $10.33       $10.00
----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................    (.03)         .06          .20          .10          .03
  Net realized and unrealized gain on investments...........    2.35         2.03          .07         2.77          .34
----------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................    2.32         2.09          .27         2.87          .37
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................    (.01)        (.10)        (.13)        (.07)        (.04)
  From net realized gains on investments....................    (.25)        (.39)        (.01)        (.10)          --
----------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................    (.26)        (.49)        (.14)        (.17)        (.04)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................  $16.82       $14.76       $13.16       $13.03       $10.33
----------------------------------------------------------------------------------------------------------------------------
Total return@...............................................   15.87%       16.00%        1.99%       28.03%        3.65%
Net assets end of year (000s omitted).......................  $7,239       $7,245       $6,306       $5,085       $1,286
Ratio of expenses to average daily net assets...............    2.20%        2.19%        2.30%        2.50%        3.08%*
Ratio of net investment income to average daily net
  assets....................................................    (.19%)        .41%         .96%         .93%         .44%*
Portfolio turnover rate.....................................     112%          65%          20%          15%           5%
----------------------------------------------------------------------------------------------------------------------------


 * Annualized.
 + For the period from January 2, 1996 (commencement of operations) to August
   31, 1996.
 @ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                         ------------------------------------------------------------------------
                        CAPITAL                            2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................    $22.81         $22.37         $26.13         $21.89         $21.22
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net.......................      (.08)          (.03)          (.08)          (.08)           .04
  Net realized and unrealized gain on investments......      6.47           6.73            .38           7.06            .67
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..................................      6.39           6.70            .30           6.98            .71
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.........................        --             --             --           (.01)          (.04)
  From net realized gains on investments...............     (5.35)         (6.26)         (4.06)         (2.73)            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders....................     (5.35)         (6.26)         (4.06)         (2.74)          (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........................    $23.85         $22.81         $22.37         $26.13         $21.89
---------------------------------------------------------------------------------------------------------------------------------
Total return@..........................................     32.70%         37.88%          1.56%         34.57%          3.36%
Net assets end of year (000s omitted)..................  $615,473       $551,551       $312,582       $340,949       $277,587
Ratio of expenses to average daily net assets..........      1.07%          1.10%          1.13%          1.18%          1.21%
Ratio of net investment income (loss) to average daily
  net assets...........................................      (.29%)         (.08%)         (.28%)         (.33%)          .17%
Portfolio turnover rate................................       165%           177%            71%            43%            28%
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                            CLASS B                                       CLASS C
                                    --------------------------------------------------------         ------------------
                                                     YEAR ENDED AUGUST 31,                           YEAR ENDED AUGUST 31,
                                    --------------------------------------------------------         ------------------
CAPITAL                              2000         1999         1998        1997        1996           2000        1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 year.............................   $21.77       $21.73      $25.67      $21.69      $21.14         $21.76      $21.73
-----------------------------------------------------------------------------------------------------------------------
Operations:
 Investment income (loss) - net...     (.62)        (.43)       (.26)       (.35)       (.12)                      (.44)
 Net realized and unrealized gain
   on investments.................     6.47         6.73         .38        7.06         .67           6.48        6.73
-----------------------------------------------------------------------------------------------------------------------
Total from operations.............     5.85         6.30         .12        6.71         .55           5.86        6.29
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
 From investment income - net.....       --           --          --          --          --             --          --
 From net realized gains on
   investments....................    (5.35)       (6.26)      (4.06)      (2.73)         --          (5.35)      (6.26)
-----------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders.....................    (5.35)       (6.26)      (4.06)      (2.73)         --          (5.35)      (6.26)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year......   $22.27       $21.77      $21.73      $25.67      $21.69         $22.27      $21.76
-----------------------------------------------------------------------------------------------------------------------
Total return@.....................    31.59%       36.94%        .80%      33.55%       2.60%         31.66%      36.87%
Net assets end of year (000s
 omitted).........................  $38,264      $24,847      $9,339      $7,284      $4,097         $10,932     $5,715
Ratio of expenses to average daily
 net assets.......................     1.82%        1.85%       1.88%       1.93%       1.96%          1.82%       1.85%
Ratio of net investment income
 (loss) to average daily net
 assets...........................    (1.04%)       (.83%)     (1.03%)     (1.08%)      (.60%)        (1.04%)      (.83%)
Portfolio turnover rate...........      165%         177%         71%         43%         28%           165%        177%
-----------------------------------------------------------------------------------------------------------------------

----------------------------------  ----------------------------------
                                               CLASS C
                                    ------------------------------
                                      YEAR ENDED AUGUST 31,
                                    ------------------------------
CAPITAL                              1998        1997        1996
----------------------------------  ----------------------------------
Net asset value, beginning of
 year.............................  $25.68      $21.68      $21.13
----------------------------------
Operations:
 Investment income (loss) - net...    (.27)       (.33)       (.12)
 Net realized and unrealized gain
   on investments.................     .38        7.06         .67
----------------------------------
Total from operations.............     .11        6.73         .55
----------------------------------
Distributions to shareholders:
 From investment income - net.....      --          --          --
 From net realized gains on
   investments....................   (4.06)      (2.73)         --
----------------------------------
Total distributions to
 shareholders.....................   (4.06)      (2.73)         --
----------------------------------
Net asset value, end of year......  $21.73      $25.68      $21.68
----------------------------------
Total return@.....................     .76%      33.68%       2.60%
Net assets end of year (000s
 omitted).........................  $2,453      $1,432        $824
Ratio of expenses to average daily
 net assets.......................    1.88%       1.93%       1.96%
Ratio of net investment income
 (loss) to average daily net
 assets...........................   (1.03%)     (1.08%)      (.60%)
Portfolio turnover rate...........      71%         43%         28%
----------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS H
                                                              -------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------------------
                          CAPITAL                              2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $21.78        $21.74        $25.68        $21.69        $21.14
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................     (.62)         (.43)         (.26)         (.34)         (.12)
  Net realized and unrealized gain on investments...........     6.49          6.73           .38          7.06           .67
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................     5.87          6.30           .12          6.72           .55
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................       --            --            --            --            --
  From net realized gains on investments....................    (5.35)        (6.26)        (4.06)        (2.73)           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................    (5.35)        (6.26)        (4.06)        (2.73)           --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................   $22.30        $21.78        $21.74        $25.68        $21.69
---------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................    31.68%        36.91%          .80%        33.61%         2.60%
Net assets end of year (000s omitted).......................  $56,771       $40,760       $16,987       $14,468       $ 8,052
Ratio of expenses to average daily net assets...............     1.82%         1.85%         1.88%         1.93%         1.96 %
Ratio of net investment income (loss) to average daily net
  assets....................................................    (1.04%)        (.83%)       (1.03%)       (1.06%)        (.60 %)
Portfolio turnover rate.....................................      165%          177%           71%           43%           28 %
---------------------------------------------------------------------------------------------------------------------------------



@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
                                                           ----------------------------------------------------------------------
                       GROWTH                                 2000        1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..................           $30.80     $29.78         $37.32         $32.14         $32.66
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net....................             (.20)      (.13)          (.11)          (.16)          (.11 )
  Net realized and unrealized gain (losses) on
    investments.....................................            21.70      10.72          (3.59)          8.41           1.30
---------------------------------------------------------------------------------------------------------------------------------
Total from operations...............................            21.50      10.59          (3.70)          8.25           1.19
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains...........................            (6.85)     (9.57)         (3.84)         (3.07)         (1.71 )
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period......................           $45.45     $30.80         $29.78         $37.32         $32.14
---------------------------------------------------------------------------------------------------------------------------------
Total return@.......................................            82.06%     40.00%        (10.59%)        27.01%          4.09%
Net assets end of period (000s omitted).............       $1,203,376   $734,282       $581,819       $734,654       $641,061
Ratio of expenses to average daily net assets.......             1.04%      1.06%          1.05%          1.07%          1.09%
Ratio of net investment income (loss) to average
  daily net assets..................................             (.54%)     (.44%)         (.29%)         (.45%)         (.33% )
Portfolio turnover rate.............................              140%       166%            61%            28%            32%
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B                                         CLASS C
                                  ----------------------------------------------------------         --------------------
                                                    YEAR ENDED AUGUST 31,                            YEAR ENDED AUGUST 31,
                                  ----------------------------------------------------------         --------------------
GROWTH                             2000         1999         1998         1997         1996           2000         1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year..........................   $29.26       $28.85       $36.53       $31.75      $32.48          $29.26       $28.85
-------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income
    (loss) - net................     (.30)        (.74)        (.25)        (.56)       (.32)           (.30)        (.74)
  Net realized and unrealized
    gain (losses) on
    investments.................    20.20        10.72        (3.59)        8.41        1.30           20.21        10.72
-------------------------------------------------------------------------------------------------------------------------
Total from operations...........    19.90         9.98        (3.84)        7.85         .98           19.91         9.98
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains.......    (6.85)       (9.57)       (3.84)       (3.07)      (1.71)          (6.85)       (9.57)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period........................   $42.31       $29.26       $28.85       $36.53      $31.75          $42.32       $29.26
-------------------------------------------------------------------------------------------------------------------------
Total return@...................    80.70%       38.98%      (11.25%)      26.02%       3.45%          80.74%       38.98%
Net assets end of period
  (000s omitted)................  $43,250      $20,236      $12,417      $12,149      $6,710         $10,352       $4,629
Ratio of expenses to average
  daily net assets..............     1.79%        1.81%        1.80%        1.82%       1.84%           1.79%        1.81%
Ratio of net investment income
  (loss) to average daily net
  assets........................    (1.29%)      (1.19%)      (1.04%)      (1.19%)     (1.07%)         (1.29%)      (1.19%)
Portfolio turnover rate.........      140%         166%          61%          28%         32%            140%         166%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------  -------------------------------------
                                                 CLASS C
                                  -------------------------------------
                                      YEAR ENDED AUGUST 31,
                                  ---------------------------------
GROWTH                             1998         1997         1996
--------------------------------  -------------------------------------
Net asset value, beginning of
  year..........................   $36.52       $31.75       $32.49
--------------------------------
Operations:
  Investment income
    (loss) - net................     (.24)        (.57)        (.33 )
  Net realized and unrealized
    gain (losses) on
    investments.................    (3.59)        8.41         1.30
--------------------------------
Total from operations...........    (3.83)        7.84          .97
--------------------------------
Distributions to shareholders:
  From net realized gains.......    (3.84)       (3.07)       (1.71 )
--------------------------------
Net asset value, end of
  period........................   $28.85       $36.52       $31.75
--------------------------------
Total return@...................   (11.22%)      25.98%        3.41 %
Net assets end of period
  (000s omitted)................   $2,738       $2,367       $1,077
Ratio of expenses to average
  daily net assets..............     1.80%        1.82%        1.84%
Ratio of net investment income
  (loss) to average daily net
  assets........................    (1.04%)      (1.19%)      (1.07 %)
Portfolio turnover rate.........       61%          28%          32 %
--------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                   CLASS H                                          CLASS Z
                         -----------------------------------------------------------         ----------------------
                                            YEAR ENDED AUGUST 31,                            YEAR ENDED AUGUST 31,
                         -----------------------------------------------------------         ----------------------
GROWTH                    2000         1999         1998         1997         1996             2000          1999
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year....   $29.28       $28.86       $36.54       $31.75       $32.49           $31.23        $30.00
-------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income
    (loss) - net.......     (.30)        (.73)        (.25)        (.55)        (.33)            (.16)         (.06)
  Net realized and
    unrealized gain
    (losses) on
    investments........    20.22        10.72        (3.59)        8.41         1.30            22.13         10.86
-------------------------------------------------------------------------------------------------------------------
Total from
  operations...........    19.92         9.99        (3.84)        7.86          .97            21.97         10.80
-------------------------------------------------------------------------------------------------------------------
Distributions to
  shareholders:
  From net realized
    gains..............    (6.85)       (9.57)       (3.84)       (3.07)       (1.71)           (6.85)        (9.57)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period...............   $42.35       $29.28       $28.86       $36.54       $31.75           $46.35        $31.23
-------------------------------------------------------------------------------------------------------------------
Total return@..........    80.72%       39.00%      (11.25%)      26.05%        3.41%           82.51%        40.49%
Net assets end of
  period (000s
  omitted).............  $97,410      $50,547      $34,453      $34,941      $21,176         $231,410      $119,548
Ratio of expenses to
  average daily net
  assets...............     1.79%        1.81%        1.80%        1.82%        1.84%             .79%          .81%
Ratio of net investment
  income (loss) to
  average daily net
  assets...............    (1.29%)      (1.19%)      (1.04%)      (1.19%)      (1.07%)           (.29%)        (.19%)
Portfolio turnover
  rate.................      140%         166%          61%          28%          32%             140%          166%
-------------------------------------------------------------------------------------------------------------------

-----------------------  ----------------------------------
                                      CLASS Z
                         ----------------------------------
                               YEAR ENDED AUGUST 31,
                         ----------------------------------
GROWTH                    1998          1997         1996+
-----------------------  ----------------------------------
Net asset value,
  beginning of year....   $37.47        $32.18       $31.61
-----------------------
Operations:
  Investment income
    (loss) - net.......     (.04)         (.05)          --
  Net realized and
    unrealized gain
    (losses) on
    investments........    (3.59)         8.41          .57
-----------------------
Total from
  operations...........    (3.63)         8.36          .57
-----------------------
Distributions to
  shareholders:
  From net realized
    gains..............    (3.84)        (3.07)          --
-----------------------
Net asset value, end of
  period...............   $30.00        $37.47       $32.18
-----------------------
Total return@..........   (10.34%)       27.34%        1.80 %
Net assets end of
  period (000s
  omitted).............  $95,370      $112,356      $93,006
Ratio of expenses to
  average daily net
  assets...............      .80%          .82%         .84 %*
Ratio of net investment
  income (loss) to
  average daily net
  assets...............     (.04%)        (.20%)        .01 %*
Portfolio turnover
  rate.................       61%           28%          32 %
-----------------------


*  Annualized.

+ For the period from March 1, 1996 (commencement of operations) to August 31, 1996.

@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------------------
                    CAPITAL APPRECIATION                        2000          1999         1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $36.04        $26.42       $30.60        $34.76        $30.67
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................      (.44)         (.30)        (.35)         (.26)         (.29 )
  Net realized and unrealized gain (loss) on investments....     35.42         18.42        (3.83)        (2.45)         4.61
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................     34.98         18.12        (4.18)        (2.71)         4.32
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains on investments....................    (10.58)        (8.50)          --         (1.18)         (.23 )
  Tax return of capital                                       --......            --           --          (.27)           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................    (10.58)        (8.50)          --         (1.45)         (.23 )
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $60.44        $36.04       $26.42        $30.60        $34.76
---------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................    115.84%        80.27%      (13.66%)       (7.89%)       14.21 %
Net assets end of year (000s omitted).......................  $314,326      $147,346      $79,813      $105,422      $114,310
Ratio of expenses to average daily net assets...............      1.35%         1.50%        1.52%         1.55%         1.56 %
Ratio of net investment income (loss) to average daily net
  assets....................................................      (.94%)       (1.08%)       (.97%)        (.84%)        (.96 %)
Portfolio turnover rate.....................................       212%          271%          47%           25%           34 %
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                            CLASS B                                      CLASS C
                                    -------------------------------------------------------         ------------------
                                                     YEAR ENDED AUGUST 31,                          YEAR ENDED AUGUST 31,
                                    -------------------------------------------------------         ------------------
CAPITAL APPRECIATION                 2000        1999         1998        1997        1996           2000        1999
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year............................  $34.91       $25.90      $30.16      $34.46      $30.57         $34.94      $25.92
----------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income
    (loss) - net..................    (.47)        (.91)       (.43)       (.40)       (.49)          (.47)       (.90)
  Net realized and unrealized gain
    (loss) on investments.........   33.80        18.42       (3.83)      (2.45)       4.61          33.82       18.42
----------------------------------------------------------------------------------------------------------------------
Total from operations.............   33.33        17.51       (4.26)      (2.85)       4.12          33.35       17.52
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains on
    investments...................  (10.58)       (8.50)         --       (1.18)       (.23)        (10.58)      (8.50)
  Tax return of capital...........      --           --          --        (.27)         --             --          --
----------------------------------------------------------------------------------------------------------------------
Total distributions to
  shareholders....................  (10.58)       (8.50)         --       (1.45)       (.23)        (10.58)      (8.50)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year......  $57.66       $34.91      $25.90      $30.16      $34.46         $57.71      $34.94
----------------------------------------------------------------------------------------------------------------------
Total return@.....................  114.66%       79.35%     (14.12%)     (8.38%)     13.60%        114.60%      79.33%
Net assets end of year (000s
  omitted)........................  $38,246     $11,426      $5,849      $6,561      $4,522         $14,300     $3,612
Ratio of expenses to average daily
  net assets......................    1.90%        2.05%       2.07%       2.10%       2.11%          1.90%       2.05%
Ratio of net investment income
  (loss) to average daily net
  assets..........................   (1.49%)      (1.63%)     (1.52%)     (1.39%)     (1.47%)        (1.49%)     (1.63%)
Portfolio turnover rate...........     212%         271%         47%         25%         34%           212%        271%
----------------------------------------------------------------------------------------------------------------------

----------------------------------  ----------------------------------
                                                 CLASS C
                                    ----------------------------------
                                      YEAR ENDED AUGUST 31,
                                    ------------------------------
CAPITAL APPRECIATION                 1998        1997        1996
----------------------------------  ----------------------------------
Net asset value, beginning of
  year............................  $30.18      $34.48      $30.58
----------------------------------
Operations:
  Investment income
    (loss) - net..................    (.43)       (.40)       (.48 )
  Net realized and unrealized gain
    (loss) on investments.........   (3.83)      (2.45)       4.61
----------------------------------
Total from operations.............   (4.26)      (2.85)       4.13
----------------------------------
Distributions to shareholders:
  From net realized gains on
    investments...................      --       (1.18)       (.23 )
  Tax return of capital...........      --        (.27)         --
----------------------------------
Total distributions to
  shareholders....................      --       (1.45)       (.23 )
----------------------------------
Net asset value, end of year......  $25.92      $30.18      $34.48
----------------------------------
Total return@.....................  (14.12%)     (8.38%)     13.62 %
Net assets end of year (000s
  omitted)........................  $1,794      $1,875      $1,004
Ratio of expenses to average daily
  net assets......................    2.07%       2.10%       2.11 %
Ratio of net investment income
  (loss) to average daily net
  assets..........................   (1.52%)     (1.39%)     (1.46 %)
Portfolio turnover rate...........      47%         25%         34 %
----------------------------------



 @ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS H
                                                              -----------------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                              -----------------------------------------------------------------
                    CAPITAL APPRECIATION                       2000          1999          1998          1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $34.94        $25.92        $30.18       $34.48       $30.58
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................     (.47)         (.90)         (.43)        (.40)        (.48 )
  Net realized and unrealized gain (loss) on investments....    33.83         18.42         (3.83)       (2.45)        4.61
-------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................    33.36         17.52         (4.26)       (2.85)        4.13
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains on investments....................   (10.58)        (8.50)           --        (1.18)        (.23 )
  Tax return of capital.....................................       --            --            --         (.27)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distribution to shareholders..........................   (10.58)        (8.50)           --        (1.45)        (.23 )
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................   $57.72        $34.94        $25.92       $30.18       $34.48
-------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................   114.64%        79.33%       (14.12%)      (8.38%)      13.62 %
Net assets end of year (000s omitted).......................  $50,558       $20,755       $11,933       $13,379      $9,575
Ratio of expenses to average daily net assets...............     1.90%         2.05%         2.07%        2.10%        2.11 %
Ratio of net investment income (loss) to average daily net
  assets....................................................    (1.49%)       (1.63%)       (1.52%)      (1.39%)      (1.46 %)
Portfolio turnover rate.....................................      212%          271%           47%          25%          34 %
-------------------------------------------------------------------------------------------------------------------------------



@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                 (This page has been left blank intentionally.)

                                                                   [FORTIS LOGO]

FORTIS FINANCIAL GROUP
Fund management offered through Fortis Advisers, Inc. since 1949
Securities offered through Fortis Investors, Inc., member NASD, SIPC Insurance products issued by Fortis Benefits Insurance
Company & Fortis Insurance Company
P.O. Box 64284 St Paul, MN 55164-0284 (800) 800-2000
http://www.ffg.us.fortis.com

ACCOUNT APPLICATION: Complete this application to open a new Fortis account or to add services to an existing Fortis account. DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(b) OR FORTIS MONEY FUND ACCOUNT. If you have questions, please call your investment professional or Fortis customer service at (800) 800-2000, extension 3012. Please complete all sections, as submission of an incomplete application may cause processing delays.

Mail to: FORTIS MUTUAL FUNDS, P.O. Box 9140, Minneapolis, MN 55480-9140

1. ACCOUNT INFORMATION
Please provide the information requested below:

[ ] INDIVIDUAL: Please print your name, social security number, U.S. citizen status.

[ ] JOINT TENANT: List all names, one social security number, one U.S. citizen status. (When one joint tenant dies, the other takes full ownership.

[ ] UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (only one) and minor, minor's social security number, minor's U.S. citizen status and birthdate of minor.

[ ] TRUST: List trustee and trust title, including trust date, trust's taxpayer
    ID number and include a photocopy of the first and last page of the trust agreement.

[ ] CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, taxpayer ID number. Also include a photocopy of articles of incorporation, partnership agreements, etc.

[ ] FORTIS KEY PLAN: Include social security number.

[ ] QUALIFIED PLAN: For pooled 401(k) plans, trusts and pensions, include name of plan, trustee, and plan's taxpayer ID number. (Do not use this application for a Fortis IRA).

[ ] OTHER______________________________________________________________________

Please print

_______________________________________________________________________________
Owner - individual, first joint tenant, custodian, trustee

_______________________________________________________________________________
Owner - second joint tenant, minor, trust name

_______________________________________________________________________________
Additional information, if needed

________________________________________________________________________________
Street address

______________________________________________  ______________   _______________
City                                            State            Zip

__________________________________________      ________________________________
Social security number                          Joint tenant social security
(taxpayer ID)                                   number (taxpayer ID)

_(_______)________________________________      _(________)_____________________
Daytime telephone number                        Date of birth
                                               (Uniform gift/transfer to minors)

Date of trust (if applicable)__________________________________________________
Are you a U.S. citizen? [ ] yes  [ ] no

If no, country of permanent residence___________________________________________

2. INVESTMENT ACCOUNT

A. PHONE ORDERS
Was order previously phoned in? [ ] yes [ ] no

If yes, date________________/_______/__________

Confirmation no.__________________________ Account no.__________________________
For phone orders, check must be made payable to Fortis investors.

B. MAIL-IN ORDERS
Check enclosed for $______________ (PAYABLE TO FORTIS FUNDS)

                                                         MUST INCLUDE CLASS

1)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

2)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

3)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

4)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

5)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

3. TRANSFER ON DEATH

Please indicate the primary beneficiary with "PB" after the beneficiary(ies) name(s). Indicate contingent beneficiary with "CB". Indicate lineal descendant per stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.

TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES)

_______________________________________   ___________-__________-_____________
Name                                      Social security number

_______________________________________   ___________-__________-_____________
Name                                      Social security number

_______________________________________   ___________-__________-_____________
Name                                      Social security number



95749 (c) Fortis, Inc. 11/00

ACCOUNT APPLICATION continued

4. EXEMPTION FROM SALES CHARGE
CHECK IF APPLICABLE (for net asset value purchases):

[ ] I am a member of one of the categories of persons listed under "Exemptions from sales charge" in the prospectus. I qualify for exemption from the sales charge because ____________ .

[ ] I was, within the past 60 days, the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check or copy of the redemption confirmation/surrender form.

5. DISTRIBUTION OPTIONS

If no option is selected, all distributions will be reinvested in the same Fortis funds(s) selected above. Please note that distributions can only be reinvested in the same class.

[ ] Reinvest dividends and capital gains

[ ] Dividends in cash and reinvest capital gains
    (See Section 6 for payment options.)

[ ] Dividends and capital gains in cash
    (See Section 6 for payment options.)

[ ] Distributions into another Fortis fund
    (must be same class).

______________________       _____________________
     Fund name                Fund/account number
                             (if existing account)

6. WITHDRAWAL OPTIONS

A. CASH DIVIDENDS

PLEASE FORWARD THE PAYMENT TO:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN

Please consult your financial or tax advisor before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis __________ Fund, account number ______ in the amount of $_______.

Effective withdrawal date      /     /
                         ____________________

FREQUENCY:  [ ] monthly [ ] quarterly [ ] semiannually [ ] annually

Please forward the payment to:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked. Signature guarantee is required to send to any place other than address of record.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

C. TELEPHONE OPTIONS

1. TELEPHONE EXCHANGE All exchanges must be into accounts that have the identical registration-ownership. All authorized signatures listed is
   Section 13 (or your registered representative with shareholder consent) can make telephone transfers.

2. TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS) If you have not changed your address in the past 60 days, you are eligible for this service. This option allows all authorized signatures in Section 13 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE FORWARD THE PAYMENT TO:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT: [ ] Checking  [ ] Savings

__________________________________________
Bank name
__________________________________________
Address
_____________________ ___________ ________
City                  State       Zip
__________________________________________
Name of bank account

__________________________________________
Bank account number

__________________________________________
Bank transit number

__________________________________________

(     )
__________________________________________
Bank phone number

ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT.

95749 (C) Fortis, Inc. 11/00         Continued

ACCOUNT APPLICATION continued

7. REDUCED FRONT-END SALES CHARGES
A. RIGHT OF ACCUMULATION

[ ] I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

----------------------------------   --------------------------
Name on account                      Account number

----------------------------------   --------------------------
Name on account                      Account number

----------------------------------   --------------------------
Name on account                      Account number


B. STATEMENT OF INTENT

I agree to invest $_________ over a 13-month period beginning ______________ (not more than 90 days prior to this application). In understand that an additional sales charge must be paid if I do not complete my purchase.

8. PRIVILEGED ACCOUNT SERVICE
Fortis' Privileged Account Service(R) systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be within the same class.

Frequency:  [ ] quarterly  [ ] semiannually  [ ] annually

---------------------------------------------------------
         Fund selected                Percentage
          (up to five)              (whole percent)

1)_________________________    _________________________

2)_________________________    _________________________

3)_________________________    _________________________

4)_________________________    _________________________

5)_________________________    _________________________

----------------------------------------------------------

9. SYSTEMATIC EXCHANGE PROGRAM
Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000 into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be made within the same class. See prospectus for details.

                                                     /         /
-------------------------------------    ----------------------------------
Fund from which shares will              Effective date
be exchanged

Fund(s) to receive investment(s):

---------------------------------------------------------------------------
                Fund                      Amount to invest monthly
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

10. SYSTEMATIC INVESTMENT PLAN  [ ] yes  [ ] no
These plans may be established with automatic withdrawals of $25 or more each month.

Complete the Automated Clearing House (ACH) authorization agreement form in the prospectus and attach a voided check from your bank checking account.

11. OTHER SPECIAL INSTRUCTIONS

----------------------------------------------------------------------------

----------------------------------------------------------------------------

12. DEALER/REPRESENTATIVE INFORMATION

----------------------------------------------------------------------------
Representative's name - please print

----------------------------------------------------------------------------
Name of broker/dealer

----------------------------------------------------------------------------
Branch office address

----------------------------------------------------------------------------
Representative's signature

                                (          )
----------------------------------------------------------------------------
Representative's number         Representative's phone number

----------------------------------------------------------------------------
Authorize signature of broker/dealer

13. SIGNATURE AND CERTIFICATION
I/We have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I am/We are of legal age and legal capacity.

I/We understand that this application is subject to acceptance by Fortis Investors, Inc.

I/We certify, under penalties of perjury, that:

(1) The social security number or taxpayer ID number provided is correct; and (cross out the following if not true)

(2) that the IRS has never notified me that I am subject to 31% backup withholding, or has notified me that I am no longer subject to such backup withholding.

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

If you are not signing as an individual, state your title or capacity (include appropriate documents verifying your capacity).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding

Authorized signature(s)

                                               /         /
-----------------------------------------------------------------------
Owner, custodian, trustee                Date

                                               /         /
-----------------------------------------------------------------------
Joint owner, trust                       Date



95749 (C) Fortis, Inc. 11/00

FORTIS FINANCIAL GROUP
Fund management offered through Fortis Advisers, Inc. since 1949
Securities offered through Fortis Investors, Inc., member NASD, SIPC Insurance products issued by Fortis Benefits Insurance
Company & Fortis Insurance Company
P.O. Box 84284 St Paul, MN 55164-0284 (800) 800-2000
http:/www.ffg.us.fortis.com                                    [FORTIS LOGO]

FORTIS INVESTORS ACCOUNT FORM     [ ]  New Client   [ ] Existing client - update

REGISTERED REPRESENTATIVES OF FORTIS INVESTORS MUST COMPLETE THIS FORM WHEN OPENING A NEW ACCOUNT OR WHEN UPDATING INFORMATION FOR AN EXISTING ACCOUNT. PLEASE PROVIDE ALL REQUESTED INFORMATION TO AVOID PROCESSING DELAYS. RETURN THIS FORM ALONG WITH THE PRODUCT APPLICATION.

[ ] Joint account registrations - Include names of both account holders.
[ ] UGMA/UTMA custodial accounts - Indicate name of custodian and minor.
    Remaining questions apply to custodian.
[ ] Trust accounts - Indicate name and date of trust and trustee(s)
[ ] Corporate accounts - Indicate name of corporation and tax identification number.

Please print:

_______________________________  _____________________________  _____________
Owner - individual, first joint Social security/tax ID number Date of Birth tenant, custodian, trustee

_______________________________  _____________________________  _____________
Owner - individual, second       Social security/tax ID number  Date of Birth
joint tenant, custodian, trustee

________________________________________ _________________  _________________
Address                                  Home phone number  Work phone number

______________________________________________  ______________   ____________
City                                            State            Zip

Are you a U.S. citizen?  [ ] yes   [ ] no -- If no, please indicate permanent
                                             residence:______________________
                                                              country
Are you associated with a NASD member firm? [ ] yes   [ ] no

Are you an officer, director, or 10% shareholder of any
public company?  [ ] yes   [ ] no

Will anyone else have authority over this account through a power-of-attorney?
[ ] yes   [ ] no

If yes, what type of power-of-attorney?
[ ] full   [ ] limited   Date executed:_______________________________________

INITIAL TRANSACTION INFORMATION:

[ ] Mutual fund(s) -- describe:________________________________________________

[ ] Annuity contract -- describe:______________________________________________

[ ] Variable universal life contract -- describe:______________________________

[ ] Other -- describe:_________________________________________________________

Initial transaction amount $_______ Total annual planned contribution $________

Source of funds:  [ ] discretionary income   [ ] savings   [ ] retirement plan

[ ] other -- describe:__________________________________________________________

Replacement of previous investment? [ ] yes [ ] no -- If yes, Fortis requires a CLIENT REPLACEMENT DISCLOSURE LETTER (99134).

95899 (c) Fortis, Inc. 11/00

FORTIS INVESTORS ACCOUNT FORM continued

NASD RULE 2310 REQUIREMENTS

All information must be provided. Fortis Investors is required to collect this information to comply with NASD and state regulations. Your responses will be treated as confidential client information.

INVESTMENT OBJECTIVE -- select the one that best describes your goal:

[ ] Growth -- long-term capital appreciation

[ ] Income --cash generating

[ ] Total return -- blend of capital appreciation, dividends and interest

RISK TOLERANCE:

[ ] conservative  [ ] moderate [ ] aggressive

INVESTMENT EXPERIENCE --  YEARS: ______

FINANCIAL PROFILE

Occupation: _______________________ Employer: ________________________

Years employed:____________________

____________________________________
ESTIMATED TOTAL ANNUAL INCOME

[ ] combined   [ ] joint

[ ] under $25,000
[ ] $25,000-$49,999
[ ] $50,000-$99,999
[ ] $100,000-$499,999
[ ] $500,000-$999,999
[ ] $1,000,000-$4,999,999
[ ] $5,000,000 and over

ESTIMATED NET WORTH
Exclusive of family residence

[ ] under $25,000
[ ] $25,000-$49,999
[ ] $50,000-$99,999
[ ] $100,000-$499,999
[ ] $500,000-$999,999
[ ] $1,000,000-$4,999,999
[ ] $5,000,000 and over

ESTIMATED FEDERAL TAX BRACKET


        _________%

ESTIMATED STATE TAX BRACKET

        _________%

____________________________________

CURRENT ASSETS AS OF     /   /
                     _______________


   TYPE                     INSTITUTION             START          ACCOUNT        SOURCE         CONTRIBUTION
OF PRODUCT                   WHERE HELD              DATE            VALUE        OF FUNDS          SCHEDULE


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________

I HAVE RECEIVED AND READ THE APPROPRIATE PROSPECTUS FOR THE PRODUCT I AM PURCHASING. I AM OF LEGAL AGE AND CAPACITY. I HAVE PROVIDED THIS INFORMATION TO FORTIS INVESTORS, INC.

                                  /  /                                   /  /
_____________________________  __________ __________________________  __________
Client signature                  Date      Client Signature            Date

Remarks: _______________________________________________________________________

________________________________________________________________________________

[ ] If this is an application for an annuity to be a part of a qualified plan, I have reviewed the contents of the Choosing a Qualified Plan Investment brochure (#100800) with the applicant and have left a copy of the brochure with the applicant.

                                  /  /      (   )
___________________________  __________ ____________________  __________________
Registered representative         Date    Rep phone number       Rep code number

                                                                     /  /
____________________________________________________________  __________________
Registered principal -- Fortis Investors, Inc.                 Date


95899 (C) Fortis, Inc, 11/00

                 (This page has been left blank intentionally.)

FORTIS FINANCIAL GROUP

Fortis Advisers, Inc. (fund management since 1949)

Fortis Investors, Inc. (principal underwriter, member NASD, SIPC)

Fortis Benefits Insurance Company & Fortis Insurance Company

P.O. Box 64284 St. Paul, MN 55164-0284 (800) 800-2000

http://www.ffg.us.fortis.com
FORTIS MUTUAL FUND
AUTOMATED CLEARING HOUSE (ACH) AUTHORIZATION AGREEMENT      [FORTIS LOGO]
Please complete each section below to establish ACH capability to your Fortis Mutual Fund Account.
For personal service, please call your investment professional or Fortis at
(800) 800-2000, extension 3012.
For investment options, complete sections 1, 2, 3. For withdrawal, complete sections 1, 2, 4, 5.

          1
         FORTIS ACCOUNT INFORMATION

ACCOUNT REGISTRATION:

------------------------------------------------------------------
OWNER (INDIVIDUAL, FIRST JOINT TENANT, CUSTODIAN, TRUSTEE)

------------------------------------------------------------------
OWNER (SECOND JOINT TENANT, MINOR, TRUST NAME)

------------------------------------------------------------------
ADDITIONAL INFORMATION, IF NEEDED

------------------------------------------------------------------
STREET ADDRESS

------------------------------------------------------------------
CITY                                     STATE            ZIP

--------------------------------                --------------------------------
SOCIAL SECURITY NUMBER (TAXPAYER I.D.)        DAYTIME PHONE

          2
         BANK/FINANCIAL INSTITUTION INFORMATION

Plan type:        [ ] NEW PLAN             [ ] BANK CHANGE
Account type:     [ ] CHECKING             [ ] SAVINGS
                  (MUST ATTACH A VOIDED    (MUST ATTACH A DEPOSIT
                  CHECK)                   SLIP)

------------------------------------------------------------------
Transit number

------------------------------------------------------------------
Bank account number

------------------------------------------------------------------
Account owner(s) (please print)

------------------------------------------------------------------
Depositor's daytime phone

Clearly print the bank/financial institution's name and address below:

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------
SIGNATURE OF DEPOSITOR                                          DATE

------------------------------------------------------------------
SIGNATURE OF JOINT-DEPOSITOR                                    DATE

          3
         INVESTMENT OPTION(S)

I REQUEST FORTIS FINANCIAL GROUP (FFG) TO OBTAIN PAYMENT OF SUMS BECOMING DUE THE COMPANY BY CHARGING MY ACCOUNT IN THE FORM OF ELECTRONIC DEBIT ENTRIES. I REQUEST AND AUTHORIZE THE FINANCIAL INSTITUTION NAMED TO ACCEPT, HONOR AND CHARGE THOSE ENTRIES TO MY ACCOUNT. PLEASE ALLOW 30 DAYS FOR COLLECTED FUNDS TO BE AVAILABLE IN YOUR FORTIS ACCOUNT.

A.   [ ]  INVEST BY FORTIS INFORMATION LINE AND BY FORTIS INTERNET
          WEBSITE (MINIMUM $25, MAXIMUM $150,000)
          PLEASE ALLOW UP TO FOUR BUSINESS DAYS FOR DEPOSITS INTO
          FORTIS FUNDS. TRANSACTIONS AFTER 3:00 P.M. (CST) WILL BE
          PROCESSED THE FOLLOWING BUSINESS DAY. *NOT AVAILABLE ON
          CERTAIN TAX-QUALIFIED ACCOUNTS INCLUDING SEP, SARSEP AND KEY
          PLANS.
B.   [ ]  SYSTEMATIC INVESTMENT PLAN:     [ ] NEW PLAN     [ ] CHANGE
          PLAN
          BEGINNING DRAFT DATE:
          ---------------------------------------
          ACCOUNT NUMBER: ------------------------------------------

                                        CLASS              AMOUNT
               FUND                    A B C H     $25.00 PER FUND MINIMUM
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------

          4
         WITHDRAWAL OPTION(S)

I REQUEST FORTIS FINANCIAL GROUP (FFG) TO PAY SUMS DUE ME BY CREDITING MY BANK ACCOUNT IN THE FORM OF ELECTRONIC ENTRIES. I REQUEST AND AUTHORIZE THE FINANCIAL INSTITUTION TO ACCEPT, HONOR AND CREDIT THOSE ENTRIES TO MY ACCOUNT. WITHDRAWAL FROM FORTIS FUND(S) REQUIRES ACCOUNT OWNER(S) SIGNATURE(S) -- SEE SECTION 5

(PLEASE CONSULT YOUR FINANCIAL OR TAX ADVISER BEFORE ELECTING A SYSTEMATIC WITHDRAWAL PLAN. FOR TAX QUALIFIED ACCOUNTS, ADDITIONAL FORMS ARE REQUIRED FOR DISTRIBUTION.)


A.   [ ]  CASH DIVIDENDS
B.   [ ]  REDEEM VIA FORTIS INFORMATION LINE AND BY FORTIS INTERNET
          WEBSITE (MINIMUM $25, MAXIMUM $50,000)
          PLEASE ALLOW UP TO FOUR BUSINESS DAYS FOR WITHDRAWAL TO
          CREDIT YOUR BANK ACCOUNT. TRANSACTIONS AFTER 3:00 P.M. (CST)
          WILL BE PROCESSED THE FOLLOWING BUSINESS DAY.
          *NOT AVAILABLE ON TAX QUALIFIED ACCOUNTS SUCH AS IRA, SEP,
          SARSEP AND KEY PLANS.
C.   [ ]  SYSTEMATIC WITHDRAWAL PLAN:     [ ] NEW PLAN     [ ] CHANGE
          PLAN
          BEGINNING WITHDRAWAL DATE: ---------------------------------
          ACCOUNT NUMBER: ------------------------------------------


                                        CLASS              AMOUNT
               FUND                    A B C H     $25.00 PER FUND MINIMUM
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------

          5
         SIGNATURES

EACH PERSON SIGNING ON BEHALF OF ANY ENTITY REPRESENTS THAT HIS OR HER ACTIONS ARE AUTHORIZED. IT IS AGREED THAT ALL FORTIS FUNDS, FORTIS INVESTORS, FORTIS ADVISERS AND THEIR OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, DAMAGE OR EXPENSE FOR RELYING UPON THIS APPLICATION OR ANY INSTRUCTION BELIEVED GENUINE.

THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I NOTIFY FFG. I HEREBY TERMINATE ANY PRIOR AUTHORIZATION OF FFG TO INITIATE CHARGES TO THIS ACCOUNT. I UNDERSTAND THAT ANY RETURNED ITEM OR REDEMPTION OF THE ENTIRE ACCOUNT MAY RESULT IN TERMINATION OF MY AUTOMATED CLEARING HOUSE AGREEMENT. THIS AUTHORIZATION WILL BECOME EFFECTIVE UPON ACCEPTANCE BY FFG AT ITS HOME OFFICE.

AUTHORIZED SIGNATURE(S)

X
------------------------------------------------------------------
  OWNER, CUSTODIAN, TRUSTEE                                 DATE

X
------------------------------------------------------------------
  JOINT OWNER, TRUSTEE                                      DATE

THE FORTIS LOGO AND FORTIS(SM) ARE SERVICEMARKS OF FORTIS (NL)N.V. AND FORTIS
(B)

98049 (12/00)

                 (This page has been left blank intentionally.)

[FORTIS(SM) LOGO]

FORTIS FINANCIAL GROUP
P.O. Box 64284
St. Paul, Minnesota 55164-0284
                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                Permit No, 3794
                                Minneapolis, MN

Prospectus

January 1, 2001


- Asset Allocation Portfolio

- Value Fund

- Growth & Income Fund

- Capital Fund

- Growth Fund

- Capital Appreciation Portfolio

SEC file numbers: 811-05355, 811-00558, 811-00848

[FORTIS(SM) LOGO]
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company
(issuers of FFG's insurance products)
P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000
http://www.ffg.us.fortis.com


98225 (C)Fortis 1/01

More information about the Funds is available in the Funds' Statement of Additional Information (SAI) and annual and semiannual reports.

- STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference, which means that it is legally considered part of this Prospectus.

- ANNUAL AND SEMIANNUAL REPORTS. Additional information about Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You can obtain a free copy of the Funds' SAI and/or free copies of the Funds' most recent annual or semiannual reports by calling (800) 800-2000, extension 3012. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of request.

You can also obtain copies by visiting the SEC's public reference room in Washington DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. For more information, call
(800) SEC-0330.

Information about the Funds is available on the Internet. Text-only versions of the Fund documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.

   The Fortis logo and Fortis(SM) are servicemarks of Fortis (NL)N.V. and Fortis
                                                                            (B).

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 1, 2001

                           ASSET ALLOCATION PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
               EACH A SERIES OF FORTIS ADVANTAGE PORTFOLIOS, INC.

                                FORTIS VALUE FUND
                           FORTIS GROWTH & INCOME FUND
                               FORTIS CAPITAL FUND
                 EACH A SERIES OF FORTIS EQUITY PORTFOLIOS, INC.

                                       AND

                            FORTIS GROWTH FUND, INC.


        This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read together with, a prospectus for Asset Allocation Portfolio, Capital Appreciation Portfolio, Value Fund, Growth & Income Fund, Capital Fund and Growth Fund (the "Funds") dated January 1, 2001. The financial statements included as a part of the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 2000 are incorporated by reference into this Statement of Additional Information. Copies of the Funds' Prospectus and/or Annual Report are available, without charge, by writing or calling Fortis Investors, Inc. ("Investors"), P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (651) 738-4000. Toll Free:
(800) 800-2000.

                                TABLE OF CONTENTS



                                                                           PAGE

Fund History                                                                 1

Description of the Funds                                                     1

Investment Strategies and Risk Considerations                                1

Investment Restrictions                                                     27

Management of the Funds                                                     33

Principal Holders of Securities                                             38

Investment Advisory and Other Services                                      38

Brokerage Allocation and Other Practices                                    42

Capital Stock                                                               46

Pricing of Shares                                                           46

Purchase of Shares                                                          51

Redemption of Shares                                                        54

Taxation                                                                    55

Underwriter and Distribution of Shares                                      56

Performance Information                                                     57

Financial Statements                                                        62

Other Service Providers                                                     62

Limitation of Director Liability                                            62

Additional Information                                                      63

Appendix A
        Description of Futures, Options and Forward Contracts               64

Appendix B
        Corporate Bond and Commercial Paper Ratings                         68

                                  FUND HISTORY

        Asset Allocation Portfolio and Capital Appreciation Portfolio are portfolios of Fortis Advantage Portfolios, Inc. ("Fortis Advantage") which was incorporated in Minnesota in 1987. Asset Allocation Portfolio and Capital Appreciation Portfolio commenced operations on January 4, 1988. Value Fund, Growth & Income Fund and Capital Fund are the three portfolios of Fortis Equity Portfolios, Inc. ("Fortis Equity") which was incorporated in Minnesota in 1949. Value Fund and Growth & Income Fund commenced operations on January 2, 1996 and Capital Fund commenced operations on June 8, 1949. Fortis Growth Fund, Inc. ("Fortis Growth") was incorporated in Minnesota in 1958 and its single portfolio commenced operations on March 31, 1963.

                            DESCRIPTION OF THE FUNDS

        Fortis Advantage, Fortis Equity and Fortis Growth are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as open-end management investment companies. Fortis Advantage currently has three investment portfolios (only two of which are offered through the prospectus) and Fortis Equity has three investment portfolios; Growth Fund has a single portfolio. As a fundamental policy, each Fund operates as an open-end, diversified investment company as defined under the 1940 Act. Open-end means that it generally must redeem an investor's shares upon request. In order to be diversified, each Fund must meet the following requirements:

        At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

        Fortis Advantage, Fortis Equity and Fortis Growth may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of their common stock.

        Fortis Advisers, Inc. ("Advisers") acts as each Fund's investment adviser.

                  INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

        This section of the Statement of Additional Information contains more information on the types of securities in which the Funds may invest and the investment strategies that the Funds may use, including securities and strategies not discussed in the Prospectus. Unless, otherwise noted, investment strategies used by the Funds may be changed without the approval of shareholders.

COMMON AND PREFERRED STOCKS

        Each Fund principally invests in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

CONVERTIBLE SECURITIES

        Each Fund may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

MEDIAN MARKET CAPITALIZATION

        As discussed in the prospectus, each Fund, except Asset Allocation Portfolio, intends to maintain its median market capitalization within a certain range or above or below a specified amount. There is no assurance that the Funds' median market capitalizations will always remain within the designated ranges (or above or below the specified amount) in light of constantly fluctuating market conditions and the performance of the stocks held in the Funds' portfolios.

        Market capitalization is a measure of a company's relative size and is calculated by multiplying the number of outstanding shares of a company by the market price of those shares. Half of a portfolio's assets are invested in securities of companies with market capitalizations larger than the median market capitalization of the portfolio, and half are invested in the securities of companies with market capitalizations smaller than the median. For example, in a portfolio of nine securities with market capitalizations of $1 billion, $1.5 billion, $2 billion, $3 billion, $5 billion, $8 billion, $8 billion, $8.75 billion and $9 billion, the median market capitalization of this portfolio would be $5 billion because half of the portfolio securities have market capitalizations that are smaller than the median and half have market capitalizations that are larger than the median. Median market capitalization is used as a measure of the average market capitalization of a portfolio and is sometimes used in the mutual fund industry to categorize a fund as "small cap," "mid cap" or "large cap." The Funds consider small cap portfolios to have median market capitalizations of less than $3 billion, mid cap portfolios to have median market capitalizations of $3 billion to $8 billion and large cap portfolios to have median market capitalizations of more than $8 billion.

WARRANTS OR RIGHTS

        Warrants or rights may be acquired by each Fund in connection with other securities or separately. A warrant is essentially a long-term (in excess of one year) option that conveys to the holder the privilege of buying a stated number of shares of common stock at a specified price any time during the life of the warrant (generally two or more years). It is typically attached to a bond or preferred stock issue, with the intent to lower the cost of capital for the issuing firm or make an issue more attractive to investors.

SHORT-TERM MONEY MARKET INSTRUMENTS

        Each Fund may invest funds awaiting investment or held as reserves, or for temporary defensive purposes, in commercial paper, obligations of banks or the U.S. Government and other high quality, short-term debt instruments. Short-term money-market instruments in which each Fund may invest include (i) short-term U.S. Government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, U.S. and foreign banks, (iii) commercial paper of U.S.



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or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by Advisers to be of comparable quality and (iv) repurchase agreements relating to the foregoing.

BANK OBLIGATIONS

        The bank obligations in which Asset Allocation Portfolio may invest are:
(i) obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, and savings banks, which institutions have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $1 billion; (ii) U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks which meet the asset size referred to in (i) above; and (iii) obligations of the institutions referred to in (i) above which have total assets of less than $1 billion, provided that the amount of the obligations purchased does not exceed $100,000 for any one such institution, and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

        Each Fund may invest in certificates of deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

LETTERS OF CREDIT

        Commercial paper and other short-term obligations may be backed by irrevocable letters of credit issued by banks that assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks, the securities of which, in the opinion of Advisers, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit-backed investments.

COMMERCIAL PAPER

        The Funds may invest without limitation in commercial paper issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-2 or higher by Moody's or A-2 or higher by S&P, or comparably rated by another nationally recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated A or better by Moody's or S&P, or comparably rated by another nationally recognized rating agency, and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 20% of each Fund's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.



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EXTENDIBLE NOTES

        Each Fund may invest in extendible notes. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer, typically a financial or an industrial concern, to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same time as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price, e.g., at 100% of the outstanding principal amount plus unpaid accrued interest, if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer, i.e., to require the issuer to repurchase the note, provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

        Extendible notes are typically issued with maturity dates in excess of 397 days from the date of issuance. If such extendible notes provide for an optional maturity date of 397 days or less, however, then such notes are deemed by the Funds to have been issued for the shorter optional maturity date. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturities of the Funds.

        An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner to the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed-term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to the Fund buying them.

        The creditworthiness of the issuers of the extendible notes is monitored and rated by Moody's and by S&P, and investments by the Funds in such extendible notes are restricted to notes with the same investment ratings as are acceptable to the Funds with respect to other forms of investment. The creditworthiness of such issuers is also monitored by Advisers.

FLOATING AND VARIABLE RATE INSTRUMENTS

        Some of the debt obligations that the Funds may purchase have floating or variable rates of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Advisers monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument can be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Fund's custodian, subject to a sub-custodian agreement approved by the Fund between the bank and the Fund's custodian.

        The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that such Fund's interest bears to the



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total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restrictions pertaining to investments in illiquid securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

        Each Fund may invest in variable amount master demand notes. Variable amount master demand notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by a Fund at varying market rates of interest pursuant to arrangements between the Fund and a financial institution that has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time.
Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Fund has a same day withdrawal option, i.e., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

U.S. GOVERNMENT SECURITIES

        Each Fund may invest in a variety of securities issued or guaranteed by the U.S. Government, which differ in their interest rates, maturities and dates of issuance. These securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities. U.S. Treasury obligations include U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally having initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States. In addition to U.S. Treasury obligations, the Funds may invest in the following securities issued or guaranteed by U.S. government agencies or instrumentalities: (1) obligations backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; (2) obligations supported by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; and (3) obligations backed by the credit of the issuer itself, such as securities of the Student Loan Marketing Association, Federal Home Loan Bank or Federal National Mortgage Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be little or no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates there is no guarantee as to the market value of U.S. government securities.

        U.S. Treasury Inflation-Protection Securities. U.S. government securities in which the Funds may invest include U.S. Treasury inflation-protection securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities are auctioned and issued on a quarterly basis on the 15th of January, April, July and October. They are currently issued as 10-year notes (other maturities may be added in the future). The index used to measure inflation is the



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



non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

        The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

        The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

        Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

        The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

        Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

        Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.



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



MUNICIPAL SECURITIES

        Each Fund may invest not more than 20% of its total assets in municipal securities, such as municipal bonds and other debt obligations, when such securities appear to offer more attractive returns than taxable securities. These municipal bonds and debt obligations are issued by the states and by their local special-purpose political subdivisions. The term "municipal bonds" includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company that uses or operates the facilities.

MORTGAGE-RELATED SECURITIES

        Asset Allocation Portfolio and Growth & Income Fund may invest in certain types of mortgage-related securities. Each other Fund, although having no current intention of doing so, may also invest in mortgage-related securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in (or are secured by and payable from) mortgage loans on real property. Mortgage-related securities may represent the right to receive both principal and interest payments on underlying mortgages or may represent the right to receive varying proportions of such payments. One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. Another type of mortgage-related security includes debt securities that are secured, directly or indirectly, by mortgages on commercial or residential real estate. The Funds may also invest to a limited extent in collateralized mortgage obligations.

        Mortgage-related securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

        A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.



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



        (i) GNMA Certificates. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity.

        (ii) GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

        (iii) Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of the foreclosure.

                As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

        (iv) Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the applicable Fund would be reduced.

        (v) FHLMC Securities. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying



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                pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

        (vi) FNMA Securities. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

                FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

        Advisers expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, Advisers may, consistent with each Fund's investment objectives, policies, and restrictions, consider making investments in such new types of securities.

        Other types of mortgage-related securities include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

        Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (CMO's). Mortgage-backed bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

        Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. On the other hand, if interest rates



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increase, the value of mortgage-related securities generally will decrease, borrowers will be less likely to refinance, and the rate of prepayments will decline. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation, prevailing economic conditions or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES

        CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

        There are many classes of CMOs. There are "IOs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities, ("Mortgage Assets"). There are also "POs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

        As to IOs, POs, inverse floaters, and Z bonds, not more than 7.5% of Asset Allocation Portfolio's or Growth & Income Fund's net assets will be invested in any one of these items at any one time, and no more than 15% of the net assets of either Fund will be invested in all such obligations at any one time. The other Funds have no current intention to invest in such securities.

        Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by a Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest



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

rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

        The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage-Backed Security. However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

        A Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period, the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche that pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore will also influence its market value.

REAL ESTATE OR REAL ESTATE INVESTMENT TRUSTS

        Each Fund is authorized to invest in real estate investment trusts ("REITs"), real estate development and real estate operating companies and other real estate related businesses. The Funds presently intend that any REIT investments will be primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. Debt REITs invest in obligations secured by mortgages on real property or interests in real property.

        The Funds' investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

ACCRUAL BONDS

        The Funds may invest in certain types of accrual bonds, including zero coupon obligations, payment-in-kind debentures and deferred payment securities. The holder of an accrual bond does not receive cash interest during the accrual period of the bond.

        ZERO COUPON OBLIGATIONS. The Funds may invest in zero coupon obligations of government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

        Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. The Funds may invest in either type of zero coupon obligation. The Funds' investment policies and restrictions applicable to corporate and government securities shall apply equally to the Funds' investments in zero coupon securities (including, for example, minimum corporate bond ratings).

        PAYMENT-IN-KIND DEBENTURES. A payment-in-kind debenture ("PIK") pays interest in securities rather than cash. Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Funds at the time of the investment. A Fund's investment restrictions regarding corporate bond quality are applicable to investments in PIKs by such Fund as well as to the securities which may constitute interest payments on PIKs. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

        DEFERRED PAYMENT SECURITIES. With deferred payment securities interest payments accrue on the security for a predetermined period of time. At the end of the period, the accumulated cash interest is paid to the holder of the security. Deferred payment securities are, similar to zero coupon bonds, issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.

ASSET-BACKED SECURITIES

        Asset Allocation Portfolio and Growth & Income Fund may invest in asset-backed securities, which have similar characteristics to mortgage-backed securities. Each other Fund, although having no current intention of doing so, may also invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, home equity loans and automobile receivables, representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends on a number of factors, including the credit quality of the assets underlying such securities, how well the issuer of the security is insulated from the credit risk of the debtor, and the amount and quality of any credit enhancement of the securities. To lessen the effect of failures by debtors on underlying assets to make payments, payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization, and guarantees by third parties. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of the level anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

        Asset-backed securities generally are issued by a private special-purpose entity. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

        Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities discussed above. On the other hand, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Additionally, the market for privately issued asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

TRANSACTIONS IN HIGHYIELD/HIGH RISK SECURITIES

        Asset Allocation Portfolio may invest up to 30% of its total assets in lower rated, high-yielding corporate bonds commonly known as "junk bonds" and in unrated securities of comparable quality as determined by Advisers. The Fund may also invest up to 10% of its total assets in corporate bonds that are rated in one of the four highest rating categories (such as BBB or above), and at the same time are rated below such categories by another nationally recognized agency (or in the alternative, any such bonds may be included with those subject to the 30% limitation on lower rated bonds). The Fund may retain a security whose rating has changed if the security otherwise meets the Fund's criteria. The Fund will not invest in bonds rated below Caa by Moody's or CCC by S&P, or comparably rated by another nationally recognized rating agency. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. For a description of ratings assigned by both Moody's and S&P, see the Appendix.

        Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to serve their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by Asset Allocation Portfolio defaulted, the Fund might incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and the Fund's assets. Furthermore, in the case of high-yielding securities structured as zero coupon or debentures the interest on which may be paid in other securities rather than cash ("PIKs"), their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

        High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, Asset Allocation Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the rate of return.

        To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of the Fund's Board of Directors to accurately value high-yielding securities and the Fund's assets and the Fund's ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by Asset Allocation Portfolio may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

        Certain risks are associated with applying credit ratings as a method of evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by Asset Allocation Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so the Fund can meet redemption requests. Achieving the Fund's investment objective may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment objective and investment criteria.

BRADY BONDS

        Asset Allocation Portfolio may invest in Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas G. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

FOREIGN SECURITIES

        Each Fund may invest up to 20% of total assets (except that Asset Allocation Portfolio may invest up to 25% of total assets) in securities of foreign governments and companies. No more than 15% of Asset Allocation Portfolio's total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States. Foreign securities are those issued outside the United States. A security is generally considered to be issued in a particular country if:

        o the issuer is organized under the laws of, and maintains a principal office in, that country;

        o the security is issued or guaranteed by the government of that country, or by its agencies or instrumentalities;

        o       at least 50% of the issuer's assets are located in that country;

        o the issuer derives 50% or more of its revenues from operations or sales in that country;

        o the principal securities trading market for the security is located in that country; or

        o the issuer is deemed to be of that particular country by a generally-accepted outside resource, such as Bloomberg or Interactive Data.

Domestic branches of foreign banks and foreign branches of domestic banks are deemed by Advisers to be domestic, not foreign, companies. For purposes of a Fund's policy to invest a certain percentage of its assets in foreign securities, investment in ADRs and GDRs are considered to be investments in the underlying securities.

        Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to U.S. Government securities laws, and may not have been prepared in accordance with generally accepted accounting principles. Fluctuations in exchange rates may affect the value of foreign securities not denominated in United States currency.

        Investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds may invest in securities denominated in currencies other than U.S. dollars, and since they may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized in the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balances of payments and other economic and financial conditions, government intervention, speculation, and other factors.

        Foreign securities held by the Funds may not be registered with, nor the issuers thereof subject to, reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices, and requirements comparable to those applicable to domestic companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations of the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payment positions.

        Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on liquidity, the Funds will avoid investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.

        The Funds will calculate their net asset values to complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). A portion of a Fund's investment securities may be listed on foreign stock exchanges that may trade on other days (such as a Saturday). As a result, the Fund's net asset values may be affected by trading on days when a shareholder has no access to the Funds.

EMERGING MARKETS

        The Funds' investments in foreign securities may include securities issued by governments or companies in emerging market countries subject to the restrictions set forth above in "Foreign Securities." Many emerging market countries have experienced substantial or, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. In general, emerging markets tend to be in the less economically developed regions of the world, and are countries that have a lower degree of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth.

DEPOSITARY RECEIPTS

        Each Fund may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of eligible European or Far Eastern Issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities

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markets. For purposes of the Funds' investment policies, the Funds' investments in ADRs and GDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

PASSIVE FOREIGN INVESTMENT COMPANIES

        The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

YANKEE BONDS

        The Funds may invest in Yankee Bonds which are dollar-denominated bonds issued in the United States by foreign banks and corporations. These bonds pay semiannual interest and are registered with the Securities and Exchange Commission.

SECURITIES OF OTHER INVESTMENT COMPANIES

        The Funds may purchase the securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies' expenses.) However, Advisers believes that at times the return and liquidity features of these securities will be more beneficial than other types of securities.

OPTIONS

        GENERALLY. Each Fund may:

        |X|   sell (write) covered call and secured put options; and

        |X|   purchase call and put options

on securities written by others. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

        For more information on the limitations that apply to the Funds' investment in options, see "Investment Strategies and Risk
Considerations--Limitations on Investments in Options, Futures Contracts and Forward Contracts."

        USE OF OPTIONS. Put and call options may be used for a variety of purposes:

        |X| To Hedge. Options can be used to hedge against loss. For example, if a portfolio manager wishes to hedge a security that the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

        |X| To Speculate. Options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in a Fund or intends to purchase. If the stock index appreciates sufficiently, the Fund will realize a gain. If the stock index falls, the Fund will lose the premium paid for the option plus related transaction costs.

        |X| To increase current income. Finally, a portfolio manager may write covered call options or secured put options to increase current income. If the options expire unexercised, the Fund realizes additional current income equal to the difference between the amount of the price (premium) received for selling the option and the related transaction costs.

        WRITING CALL OPTIONS. When a Fund sells (writes) a call option, it gives a third party the right to purchase a security from the Fund at the exercise price for a stated period or on a stated date. A call option written by a Fund is "covered" if the Fund:

        |X| owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or

        |X| holds a call on the same security having the same principal amount as the call written and the exercise price of the call held
              (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing covered call options, a Fund might lose the potential for gain on the underlying security if the option is exercised. However, Advisers believes that this technique is a relatively low-risk way to enhance a Fund's return. The Funds will not write "uncovered" call options.

        WRITING PUT OPTIONS. When a Fund sells (writes) a put option, it gives a third party the right to sell a security to the Fund at the exercise price for a stated period or on a stated date. A put option written by a Fund is "secured" if the Fund:

        |X| segregates cash or other liquid assets with a value equal to the exercise price of the put; or

        |X| holds a put on the same security having the same principal amount as the put written and the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets.



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



By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise of the option. The Funds will not write "unsecured" put options.

        BUYING CALL OPTIONS. As a holder of a call option, a Fund has the option to buy the underlying security from the option writer at the exercise price at any time during the option period or on a stated date. If a Fund buys a call option, any loss will be limited to the premium paid for the call option and related transaction costs. A Fund may exercise the call option, permit it to expire, or sell it. By selling the call option, the Fund eliminates its position.

        A Fund may buy call options on securities that it intends to purchase to limit the risk of a substantial increase in the market price of the security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold which eliminates the Fund's position. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

        BUYING PUT OPTIONS. As the holder of a put option, a Fund has the option to sell the underlying security at the exercise price at any time during the option period or on a stated date. If a Fund buys a put option, any loss will be limited to the premium paid for the put option and related transaction costs. A Fund may exercise the put option, permit it to expire, or sell it. By selling the put option, the Fund eliminates its position.

        A Fund may buy a put option on an underlying security owned by the Fund (a "protective put") as a hedging technique to protect against an anticipated decline in the value of the security. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security due to tax considerations. The premium paid for the put option and related transaction costs would reduce any gain realized when the underlying security is eventually sold.

        A Fund may also buy put options at a time when the Fund does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose some or all of the premium it paid to purchase the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

    OPTIONS ON FINANCIAL INDICES.  Each Fund may:

        |X| sell (write) covered call options and secured put options on financial indices; and

        |X|   purchase call and put options on financial indices.

    In contrast to an option on a security, an option on a financial index provides the holder with the option to receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of the cash settlement is generally equal to:

|X| the difference between the closing price of the index and the exercise price of the option, multiplied by

|X|     a fixed "index multiplier".

        Thus, unlike an option on a particular security, all settlements are in cash, and gain or loss depends on price movements in the financial market generally (or in a particular industry or segment of the market) rather than price movements in an individual security.

        Covered Call Options on Financial Indices. A call option written on a financial index is "covered" if the Fund:

        |X| holds a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index; or

        |X| holds a call on the same index and in the same principal amount as the call written where the exercise price of the call held is
              (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

        The Funds will not write "uncovered" call options on financial indices.

        Secured Put Options on Financial Indices. A Fund may also "secure" put options on financial indices by:

        |X| holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or
              (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets; or

        |X| segregating cash or other liquid assets in an amount equal to the exercise price of the option.

        The Funds will not write "unsecured" put options on market indices.

        Additional information about options is contained in Appendix A.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

        FUTURES CONTRACTS. Each Fund may enter into stock index futures contracts for hedging purposes. Each Fund, except Capital Appreciation Portfolio, may enter into interest rate futures contracts for hedging purposes. Each Fund may also enter into foreign currency futures contracts. Interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts."

        Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices, and interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by a Fund. A Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

        OPTIONS ON FUTURES CONTRACTS. Each Fund, except Capital Appreciation Portfolio, may purchase and write options on interest rate futures contracts for hedging purposes. Each Fund may purchase and write options on stock index futures contracts and may purchase and write options on foreign currency futures contracts for hedging purposes. Options on interest rate futures contracts, options on stock index futures contracts, and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts."

        Put and call options on Futures Contracts may be traded by the Funds in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Funds than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, a Fund may suffer a loss on the transaction.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

        Each Fund may purchase or sell foreign currency forward exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which each Fund invests. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. The contract is individually negotiated and privately traded by currency traders and their customers. Each Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when a Fund believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Fund (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Fund's investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, a Fund also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (other than the U.S. dollar) where the Fund believes that the value of the currency to be sold pursuant to the forward sale contract will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Fund are denominated (a "cross-hedge").

        Under certain conditions, Securities and Exchange Commission (the "Commission") guidelines require investment companies to set aside cash or any security that is not considered illiquid in a segregated account to cover forward contracts. As required by Commission guidelines, any Fund that has the ability to enter into a forward contract for an essentially speculative purpose will, upon entering into such a transaction, segregate assets to cover such forward contracts. At the present time, no Fund may enter into speculative forward contracts. A speculative forward contract is one which, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes.

        Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements would not be accurately predicted.

        OPTIONS ON FOREIGN CURRENCIES. Each Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. and foreign exchanges or over-the-counter.

LIMITATIONS ON INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS

        The Funds will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by a Fund would exceed 5% of the value of such Fund's total assets. In addition, for each Fund, the aggregate value of a Fund's assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Fund. These two restrictions do not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis as described under "Delayed Delivery Transactions." However, each such Fund intends to limit its investment in futures during the coming year so that the aggregate value of the Fund's assets subject to futures contracts will not exceed 5% of the value of its net assets.

        To the extent that any Fund enters into futures contracts and options on futures contracts that are not for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS

        The use of options, futures contracts and forward contracts involves certain risks. For example, a lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. A Fund also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Other risks include dependence on Advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates; imperfect correlation between movements in the price of options, futures contracts, or options thereon and movements in the price of the security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon are different from those needed to select the securities in which the Fund invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; and the possible need to defer closing out certain options, futures contracts, and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies.

        Transactions in options, futures contracts, options on futures contracts, and currency contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission ("CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and futures contracts may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

REGULATORY RESTRICTIONS

        To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Funds will each maintain in a segregated account cash or any security that is not considered restricted or illiquid equal to the value of such contracts.

        To the extent required to comply with CFTC Regulation 4.5 and thereby avoid "commodity pool operator" status, the Funds will enter into futures contracts options thereon only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Funds will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which each Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

REPURCHASE AGREEMENTS

        Each Fund may invest in repurchase agreements. A repurchase agreement is a short-term instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration, usually less than a week, but on occasion for longer periods of time. Fund investments in repurchase agreements with a maturity of more than seven days are subject to the Funds' limitations regarding restricted and illiquid securities.

        In investing in repurchase agreements, a Fund's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay--although the Fund may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy
Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, however, the Fund could suffer a loss. If the Fund owns underlying securities following a default on the repurchase agreement, the Fund will be subject to risk associated with changes in the market value of such securities. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest).

DELAYED DELIVERY TRANSACTIONS

        Each Fund may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. As to each such Fund, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than 10% of net assets may be invested in such transactions without the intention of actually acquiring securities, i.e., dollar rolls. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or any security that is not considered restricted or illiquid at least equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

        The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. The Funds may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee.

        The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

DOLLAR ROLLS

        In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Fund may enter into "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash, government securities or liquid high-grade debt securities in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon Advisers ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

LENDING OF PORTFOLIO SECURITIES

        Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities. Currently, each Fund is doing so. Such loans, which will be made principally to broker-dealers, are callable at any time and are continuously secured by collateral (cash, U.S. government securities, certificates of deposit, or other high-grade, short-term obligations or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. Such Funds will receive amounts equal to dividends or interest on the securities loaned. These Funds will also earn income for having made the loan. Currently applicable regulatory requirements limit such lending to not more than 33 1/3% of the value of each such Fund's total assets (for each such Fund, total assets include the amount lent as well as the collateral securing such loans). Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on such Fund's investment in the securities loaned.

        The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Advisers to be of good standing and will not be made unless, in the judgment of Advisers, the consideration to be earned from such loans would justify the risk.

RESTRICTED AND ILLIQUID SECURITIES

        Each Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities, which are more readily marketable, but they may not always be marketable on advantageous terms.

        The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when Advisers deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

        Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors or its delegate subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and interest-only and principal-only classes of mortgage-related securities issued by the U.S. government or its agencies or instrumentalities.

BORROWINGS

        Each Fund may borrow money to the extent set forth below under "Investment Restrictions." None of the Funds will borrow for leverage purposes. Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

SEGREGATED ACCOUNTS

        To comply with the 1940 Act, a Fund engaging in certain transactions involving options, futures, reverse repurchase agreements, delayed delivery and forward contracts on foreign currencies will "cover" its positions by establishing a segregated account. These segregated accounts will be established and maintained with the Funds' custodian and will contain only liquid assets such as cash, or any security that is not considered restricted or illiquid.

SHORT SALES AGAINST THE BOX

        Each Fund may sell a security short to the extent such Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining and closing short sales against the box.

RATINGS

        After purchase by any Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and the Statement of Additional Information. The ratings of Standard & Poor's Ratings Services and Moody's Investors Service, Inc. are described in Appendix B attached hereto.

PORTFOLIO TURNOVER

        The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. Investment securities for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year.

        Each Fund had portfolio turnover rates in excess of 100% during the fiscal year ended August 31, 2000. Additionally, Value Fund and Capital Appreciation Portfolio had turnover rates in excess of 200% (228% and 212%, respectively). Factors contributing to a Fund's higher portfolio turnover rate may include general market volatility, significant positive or negative developments concerning particular security holdings, an attempt to maintain the Fund's market capitalization target and the need to sell holdings to meet redemption activity in the Funds. While higher turnover rates (100% or more) may result in increased capital gains and transaction costs, the Funds' managers attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured.

                             INVESTMENT RESTRICTIONS

        Each Fund's investment objective and, except as otherwise noted, the policies by which each Fund seeks to achieve its objective, may be changed without the approval of shareholders. No changes are contemplated at this time, but a change in investment objective or policies could result in a Fund no longer being appropriate for an investor.

        Each Fund is subject to certain investment restrictions, which are set forth below. Any investment restriction that is denoted as "fundamental" may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

        Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets, except those dealing with borrowing, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

ASSET ALLOCATION PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO

        The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither Fund will:

        (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Funds, in accordance with their investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. Fortis Advantage may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from banks, for the account of either Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of a Fund's total assets. No additional investment securities may be purchased by a Fund while outstanding borrowings exceed 5% of the value of such Fund's total assets.

        (2) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

        (3) Invest in commodities or commodity contracts, other than for hedging purposes only.

        (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Advantage may be deemed an underwriter under applicable laws.

        (5) Participate on a joint or a joint and several basis in any securities trading account.

        (6) Invest in real estate, except a Fund may invest in securities issued by companies owning real estate or interests therein.

        (7) Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.

        (8) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.

        (9) Purchase from or sell to any officer, director, or employee of Fortis Advantage, or Advisers or Investors, or any of their officers or directors, any securities other than shares of Fortis Advantage's common stock.

        (10) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

        The following investment restrictions may be changed without shareholder approval. Neither Fund will:

        (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

        (2) Invest in a company for the purposes of exercising control or management.

        (3) Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investment.

        (4)     Invest more than 15% of its net assets in illiquid securities.

        (5) Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

VALUE FUND AND CAPITAL FUND

        The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither Fund will:

        (1) Concentrate its investments, that is, invest more than 25% of the value of its assets in any particular industry.

        (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

        (3) Invest directly in real estate or interests in real estate; however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.

        (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

        (5) Purchase securities on margin or otherwise borrow money, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis, and may make margin deposits in connection with dealing in commodities or options thereon. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased while outstanding borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.

        (6) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #5 above concerning borrowing and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery, or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.

        (7) Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.)

        The following investment restrictions may be changed without shareholder approval. Neither Fund will:

        (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided that the Fund shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company.

        (2) Invest in a company for the purposes of exercising control or management.

        (3)     Buy or sell foreign exchange.

        (4) Invest in securities that would expose the Fund to liabilities exceeding the amount invested.

        (5)     Invest more than 15% of its net assets in illiquid securities.

        (6)     Make short sales, except for sales "against the box."

        (7) Mortgage, pledge, or hypothecate its assets except to the extent necessary to secure permitted borrowings.

        (8) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

        (9) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)

        (10)    Invest more than 20% of its assets in foreign securities.

GROWTH FUND

        The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Growth Fund will not:

        (1) Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry.

        (2) Purchase physical commodities or contracts relating to physical commodities.

        (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

        (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

        (5) Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

        (6) Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

        The following investment restrictions may be changed without shareholder approval. Growth Fund will not:

        (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

        (2) Invest in a company for the purposes of exercising control or management.

        (3)     Buy or sell foreign exchange.

        (4) Invest in securities that would expose the Fund to liabilities exceeding the amount invested.

        (5)     Invest more than 20% of its assets in foreign securities.

        (6)     Invest more than 15% of its net assets in illiquid securities.

        (7) Issue senior securities (as defined in the 1940 Act), except as set forth herein and in the prospectus.

        (8) Purchase investment securities while outstanding borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.

        (9) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)

        (10) Mortgage, pledge, or hypothecate its assets except to the extent necessary to secure permitted borrowings. Collateral arrangements with respect to futures contracts and certain options transactions will not be considered pledges by the Fund and will not be restricted.

        (11) Make short sales of securities, other than short sales "against the box."

        (12) Purchase securities on margin, but it may obtain such short-term credits as it needs for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

GROWTH & INCOME FUND

        The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Growth & Income Fund will not:

        (1) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and

                Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.;
                (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobile Oil Credit Corp. and Texaco Financial Services, Inc.

        (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon. However, the Fund may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

        (3) Invest directly in real estate or interests in real estate; however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.

        (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or the collateral arrangements in connection with permissible activities.

        (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

        (6) Purchase securities on margin, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.

        (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold without payment of any additional consideration.

        (8) Make loans to other persons, except (i) the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents; and (ii) it may purchase debt securities through private placements (restricted securities) in accordance with its investment objectives and policies.

        (9) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #10 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.

        (10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets. The Fund will not purchase securities while borrowings (including "roll" transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

        The following investment restrictions may be changed without shareholder approval. Growth & Income Fund will not:

        (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that the Fund shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company.

        (2) Invest in a company for the purpose of exercising control or management.

        (3)     Invest more than 15% of its net assets in illiquid securities.

        (4) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)

        (5) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

        (6) Borrow money in excess of 10% of its total assets, except as a temporary or emergency measure. ("Roll" transactions will not be considered borrowing for purposes of this restriction).

                             MANAGEMENT OF THE FUNDS

        Under Minnesota law, the Board of Directors of Fortis Advantage, Fortis Equity and Fortis Growth has overall responsibility for managing each company in good faith, in a manner reasonably believed to be in the best interests of such company and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

        The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Advantage, Fortis Equity and Fortis Growth are listed below. Unless stated otherwise, all positions have been held at least five years. Each director and officer also serves as a director or officer of all investment companies managed by Advisers (the "Fund Complex"). The Fund Complex currently consists of one closed-end and eight open-end investment companies.

                                   POSITION WITH
NAME AND ADDRESS             AGE     THE FUNDS      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------             ---   -------------    -----------------------------------------
Richard W. Cutting            69      Director     Certified public accountant and financial
137 Chapin Parkway                                 consultant.
Buffalo, New York

Allen R. Freedman*            60      Director     Director, Fortis, Inc.; prior to July
One Chase Manhattan Plaza                          2000, Chairman and CEO of Fortis, Inc.,
New York, New York                                 and Managing Director of Fortis
                                                   International, N.V.; director of Systems
                                                   and Computer Technology Corporation.

Dr. Robert M. Gavin           60      Director     President, Cranbrook Education Community;
380 Lone Pine Road                                 prior to July 1996, President, Macalester
Bloomfield, Michigan                               College, St. Paul, MN.

Jean L. King                  56      Director     President, Communi-King, a communications
12 Evergreen Lane                                  consulting firm, St. Paul, MN.
St. Paul, Minnesota

Dean C. Kopperud*             48   President and   Chief Executive Officer and a Director of
500 Bielenberg Drive                  Director     Advisers; Chief Executive Officer and a
Woodbury, Minnesota                                Director of Investors; Chief Executive
                                                   Officer of Fortis Financial Group; a
                                                   Director of Fortis Benefits Insurance Company
                                                   and Senior Vice President of Fortis Insurance
                                                   Company.

Phillip O. Peterson           55      Director     Mutual Fund industry consultant; Partner
11155 Kane Trail                                   of KPMG LLP through June 1999.
Northfield, Minnesota

Robb L. Prince                59      Director     Financial and employee benefit consultant;
5108 Duggan Plaza                                  prior to July 1995, Vice President and
Edina, Minnesota                                   Treasurer, Jostens, Inc., a producer of
                                                   products and services for youth,
                                                   education, sports award, and recognition
                                                   markets; director of Analysts
                                                   International Corporation.

Leonard J. Santow             64      Director     Principal, Griggs & Santow, Inc., economic
75 Wall Street 21st Floor                          and financial consultants
New York, New York

Noel F. Schenker              46      Director     Senior Vice President, Marketing and New
1908 W. 49th Street                                Business Development, Select Comfort
Minneapolis, Minnesota                             Corporation; prior to 2000, marketing
                                                   consultant; prior to 1996, Senior Vice
                                                   President, Marketing and Strategic
                                                   Planning, Rollerblade, Inc.

Dr. Lemma W. Senbet**         53     Director/     The William E. Mayer Professor of Finance
4435 Van Munching Hall               Advisory      and Chair, Finance Department, University
College Park, Maryland               Director      of Maryland, College Park, MD; consultant,
                                                   international financial institutions.

Joseph M. Wikler              59      Director     Investment consultant and private
12520 Davan Drive                                  investor; prior to 1994, Director of
Silver Spring,                                     Research, Chief Investment Officer,
Maryland                                           Principal and a Director, The Rothschild
                                                   Co., an investment adviser, Baltimore, MD.

Gary N. Yalen                 58   Vice President  President and Chief Investment Officer of
One Chase Manhattan Plaza                          Advisers (since 1995) and Senior Vice
New York, New York                                 President, Investments, of Fortis, Inc.;
                                                   prior to 1996, President and Chief
                                                   Investment Officer, Fortis Asset
                                                   Management, a former division
                                                   of Fortis, Inc.

                                   POSITION WITH
NAME AND ADDRESS             AGE     THE FUNDS      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------             ---   -------------    -----------------------------------------
Howard G. Hudson              63   Vice President  Executive Vice President and Head of Fixed
One Chase Manhattan Plaza                          Income Investments of Advisers since 1995;
New York, New York                                 prior to 1996, Senior Vice President,
                                                   Fixed Income, Fortis Asset Management.

Lucinda S. Mezey              53   Vice President  Executive Vice President and Head of
One Chase Manhattan Plaza                          Equity Investments of Advisers since
New York, New York                                 October 1997; from 1995 to October 1997,
                                                   Chief Investment Officer, Alex Brown
                                                   Capital Advisory and Trust Co., Baltimore, MD.

James S. Byrd                 49   Vice President  Executive Vice President of Advisers.
90 South 7th Street
Minneapolis, Minnesota

Nicholas L.M. de Peyster      33   Vice President  Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Diane M. Gotham               42   Vice President  Vice President of Advisers since 1998;
90 South 7th Street                                from 1994 to 1998, securities analyst for
Minneapolis, Minnesota                             Advisers.

Maroun M. Hayek               52   Vice President  Vice President of Advisers since 1995;
One Chase Manhattan Plaza                          prior to 1996, Vice President, Fixed
New York, New York                                 Income, Fortis Asset Management.

Robert C. Lindberg            47   Vice President  Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Charles L. Mehlhouse          58   Vice President  Vice President of Advisers; prior to March
One Chase Manhattan Plaza                          1996, portfolio manager, Marshall & Ilsley
New York, New York                                 Bank Corporation, Milwaukee, WI.

Kevin J. Michels              49   Vice President  Vice President of Advisers since 1995;
One Chase Manhattan Plaza                          prior to 1996, Vice President,
New York, New York                                 Administration, Fortis Asset Management.

Christopher J. Pagano         37   Vice President  Senior Vice President of Advisers since
One Chase Manhattan Plaza                          January 2000; from March 1996 until 2000,
New York, New York                                 Vice President of Advisers; from 1995 to
                                                   March 1996, government strategist, Merrill
                                                   Lynch, New York, NY.

                                   POSITION WITH
NAME AND ADDRESS             AGE     THE FUNDS      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------             ---   -------------    -----------------------------------------
Kendall C. Peterson           44   Vice President  Vice President of Advisers since August
One Chase Manhattan Plaza                          1999; from 1985 to July 1999, Vice
New York, New York                                 President and portfolio manager at
                                                   Prudential Insurance Company of America,
                                                   Newark, NJ.

Michael J. Romanowski         50   Vice President  Vice President of Advisers since 1998;
One Chase Manhattan Plaza                          from October 1995 to March 1998, portfolio
New York, New York                                 manager, Value Line, New York, NY; prior
                                                   to October 1995, securities analyst,
                                                   Conning & Co., Hartford, CT.

Christopher J. Woods          40   Vice President  Vice President of Advisers since 1995;
One Chase Manhattan Plaza                          prior to 1996 Vice President, Fixed
New York, New York                                 Income, Fortis Asset Management.

Robert W. Beltz, Jr.          51   Vice President  Vice President Securities Operations of
500 Bielenberg Drive                               Advisers and of Investors.
Woodbury, Minnesota

Peggy E. Ettestad             43   Vice President  Senior Vice President, Operations of
500 Bielenberg Drive                               Advisers since March 1997; prior to March
Woodbury, Minnesota                                1997, Vice President, G.E. Capital Fleet
                                                   Services, Minneapolis, MN.

Tamara L. Fagely              42        Vice       Vice President of Advisers and of
500 Bielenberg Drive               President and   Investors since 1998; prior to 1998,
Woodbury, Minnesota                  Treasurer     Second Vice President of Advisers and
                                                   Investors.

Dickson W. Lewis              51   Vice President  Senior Vice President, Marketing and Sales
500 Bielenberg Drive                               of Advisers and of Investors since July
Woodbury, Minnesota                                1997; from 1993 to July 1997, President
                                                   and Chief Executive Officer,
                                                   Hedstrom/Blessing, Inc., Minneapolis, MN.

David A. Peterson             58   Vice President  Vice President and Assistant General
500 Bielenberg Drive                               Counsel, Fortis Benefits Insurance Company.
Woodbury, Minnesota

Scott R. Plummer              41   Vice President  Vice President, Associate General Counsel
500 Bielenberg Drive                               and Assistant Secretary of Advisers.
Woodbury, Minnesota

Rhonda J. Schwartz            42   Vice President  Since January 1996, Senior Vice President
500 Bielenberg Drive                               and General Counsel of Advisers, Vice
Woodbury, Minnesota                                President and General Counsel, Life and
                                                   Investment Products of Fortis Insurance
                                                   Company and Senior Vice President and
                                                   General Counsel of Fortis Benefits Insurance
                                                   Company, FFG Division; from 1994 to January
                                                   1996, Vice President, General Counsel
                                                   and Secretary of Fortis, Inc.

Melinda S. Urion              47   Vice President  Senior Vice President and Chief Financial
500 Bielenberg Drive                               Officer of Advisers since 1997; from 1995
Woodbury, Minnesota                                to 1997, Senior Vice President of Finance
                                                   and Chief Financial Officer, American
                                                   Express Financial Corporation; from 1994 to
                                                   November 1995, corporate controller, American Express
                                                   Financial Corporation, Minneapolis, MN.

Michael J. Radmer             55     Secretary     Partner, Dorsey & Whitney LLP, the
220 South Sixth Street                             Company's General Counsel.
Minneapolis, Minnesota

* Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Company because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Company because he holds a position as Director of Fortis, Inc., the parent company of Advisers.

** Dr. Lemma W. Senbet is a director of Fortis Growth Fund, Inc. and is an advisory director of Fortis Advantage Portfolios, Inc. and Fortis Equity Portfolios, Inc.


        Each director who is not affiliated with Advisers or Investors receives fees of approximately $100 per month, $200 per meeting attended, and between $100-$200 per committee meeting attended (and reimbursement of travel expenses to attend meetings) for each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Advantage, Fortis Equity and Fortis Growth during the fiscal year ended August 31, 2000, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1999. Mr. Freedman and Mr. Kopperud, who are affiliated with Advisers and Investors, did not receive any compensation. Mr. Peterson and Dr. Senbet became members of the Board in June 2000 and did not receive any compensation during the calendar year ended December 31, 1999. Dr. Senbet serves as an advisory director for Fortis Advantage and Fortis Equity. No executive officer receives any compensation from the Funds.


                             Aggregate              Aggregate             Aggregate           Total
                           compensation           compensation          compensation      compensation
                               from                   from                  from               from
Director                  Fortis Advantage        Fortis Equity         Fortis Growth      Fund Complex*
--------                  ----------------        -------------         -------------      -------------
Richard W. Cutting             $3,300                 $3,600                $4,000           $31,300
Dr. Robert M. Gavin            $3,300                 $3,600                $4,000           $31,300
Benjamin S. Jaffray**          $1,700                 $1,800                $2,000           $20,500
Jean L. King                   $3,300                 $3,600                $4,000           $29,300
Edward M. Mahoney**            $1,700                 $1,800                $2,000           $31,300
Phillip O. Peterson             $ 750                 $  850                $  950              --
Robb L. Prince                 $3,300                 $3,600                $4,000           $31,300
Leonard J. Santow              $3,640                 $3,940                $4,340           $33,900
Noel F. Schenker               $3,300                 $3,600                $4,000           $26,200
Dr. Lemma W. Senbet             $ 750                 $  850                $  950              --
Joseph M. Wikler               $3,700                 $4,000                $4,400           $34,800

-----------------------------------
* The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.

**      Mr. Jaffray and Mr. Mahoney retired from the Board effective January 1,
        2000.

        Directors Gavin, King, Kopperud, Prince and Schenker are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

        During the fiscal year ended August 31, 2000, the Funds paid legal fees and expenses as set forth below to a law firm of which the Funds' Secretary is a partner.

                      Asset Allocation Portfolio          $  7,600
                      Value Fund                          $  1,500
                      Growth & Income Fund                $  1,300
                      Capital Fund                        $ 20,000
                      Growth Fund                         $ 45,000
                      Capital Appreciation Portfolio      $  7,500

        Directors, officers and other persons affiliated with the Funds are eligible to purchase shares of the Funds without a sales charge. For more complete information about these arrangements, refer to "Purchase of Shares--Exemptions from the Sales Charge."

                         PRINCIPAL HOLDERS OF SECURITIES

        As of December 18, 2000, no person owned of record or, to a Fund's knowledge, beneficially as much as 5% of the outstanding shares of any Class of Fund shares, except as follows: Capital Fund--Class C: Richard L. McVicker, RR 3, Box 74, Mannington, WV (6%). Asset Allocation Portfolio--Class Z: Mitra & Co., 1000 N. Water St., Milwaukee, WI 53202 (91%). Growth Fund--Class Z: Mitra & Co., 1000 N. Water St., Milwaukee, WI 53202 (60%).

        As of December 18, 2000, the directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

        Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Fortis Investors, Inc. ("Investors") acts as the Funds underwriter. Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of October 31, 2000, Advisers managed thirty-eight investment company portfolios with combined net assets of approximately $8.6 billion.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

        Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

        Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis is a part of a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis
(NL) N.V. of The Netherlands and Fortis (B) of Belgium.

        Fortis (NL) N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis (B) is a diversified financial services company headquartered in Brussels, Belgium, where it insurance operations began in 1824. Fortis (NL) N.V. and Fortis (B) own a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

        Advisers act as investment adviser and manager of each Fund under separate Investment Advisory and Management Agreements. These agreements are individually referred to as an "Agreement" and collectively referred to as the "Agreements." Each Agreement will terminate automatically in the event of its assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular Fund, by vote of a majority of the Fund's outstanding voting securities, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the Funds. Unless sooner terminated, the Agreements continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the board of Directors or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of the applicable Fund; provided that, in either event, such continuance is also approved by the vote of the majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

        Each Agreement provides for an investment advisory and management fee to be paid by each Fund calculated as set forth below:

                                                  Annual investment
         Average net assets of each Fund     advisory and management fee
         -------------------------------     ---------------------------
         For the first $100,000,000                    1.00%
         For the next $150,000,000                     0.80%
         For assets over $250,000,000                  0.70%

        Each Agreement requires each Fund to pay all its expenses that are not assumed by Advisers and/or Investors. These expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings and proxy solicitations.

        Although investment decisions for the Funds are made independently from those of the other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by a Fund and other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by a Fund or the size of the position obtainable by a Fund.

        During various fiscal periods, the Funds paid advisory and management fees as follows:

                                        Advisory Fees Paid During:
                                        --------------------------
                                Fiscal year     Fiscal year       Fiscal year
                                   Ended           Ended             Ended
                              August 31, 1998  August 31, 1999   August 31, 2000
                              ---------------  ---------------  ----------------
Asset Allocation Portfolio      $ 1,811,123     $ 2,027,378      $ 2,343,084
Value Fund                      $   366,680     $   458,155      $   554,153
Growth & Income Fund            $   318,842     $   422,452      $   427,823
Capital Fund                    $ 3,140,323     $ 4,317,951      $ 5,277,095
Growth Fund                     $ 6,792,000     $ 6,608,804      $ 9,414,124
Capital Appreciation Portfolio  $ 1,261,410     $ 1,342,008      $ 2,640,661

EXPENSES

        Advisers bears the costs of acting as each Fund's transfer agent, registrar and dividend agent. Advisers also furnishes each Fund with all required management services, facilities, equipment, and personnel. Advisers or Investors also shall bear all promotional expenses in connection with the distribution of Fund shares, including paying for prospectuses and shareholder reports for new shareholders and the costs of sales literature.

        Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses are allocated pro rata among the Funds in an equitable manner as determined by officers of the Funds under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

PLAN OF DISTRIBUTION

Fortis Advantage, Fortis Equity and Fortis Growth, on behalf of each Fund, have each adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the Fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:

        (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in a paragraph (b)(3) of Rule 12b-1;

        (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and

        (iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

        Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

        Rule 12b-1(c) provides that a Fund may rely on Rule 12b-1(b) only if the selection and nomination of the Fund's disinterested directors is committed to discretion of such disinterested directors. Rule 12b-1(e) provides that a Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

        Pursuant to the provisions of the Distribution Plan each Fund pays Investors an annual fee of .25% (.45% for Asset Allocation Portfolio and Capital Appreciation Portfolio) of the average daily net assets attributable to that Fund's Class A shares and 1.00% attributable to that Fund's Class B, Class C and Class H shares. Such fees are paid in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Fund. Class Z shares of Growth Fund do not pay any distribution fees. Investors will be paid under the Distribution Plan regardless of Investors' actual expenses.

        A portion of each Fund's total fee is paid as a distribution fee and will be used by Investors to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund ("Distribution Fees"), and the remaining portion of the fee is paid as a shareholder servicing fee and will be used by Investors to provide compensation for ongoing servicing and/or maintenance of shareholder accounts ("Shareholder Servicing Fees"). For the Class A shares, the entire fee is designated as a Distribution Fee. For the Class B, Class C and Class H shares, Investors receives a total fee of 1.00% of the average daily net assets of each such class, of which .75% is designated as a Distribution Fee and .25% is designated as a Shareholder Servicing Fee.

        Distribution Fees under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to registered representatives of Investors and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of Investors' overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Fees include all expenses of Investors incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of Investors' overhead and payments made to persons, including employees of Investors, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by Advisers.

        Listed below are the total distribution fees paid by the Funds and how Investors used those fees for the fiscal period ended August 31, 2000.

                                 Asset                     Growth                                 Capital
                               Allocation       Value     & Income    Capital        Growth     Appreciation
                               Portfolio        Fund        Fund        Fund          Fund        Portfolio
                               -----------    ---------   --------   ----------    ----------   ------------
Advertising                    $        0     $       0   $      0   $        0    $        0    $        0
Printing and mailing of
    prospectuses to other
    than current shareholders  $   36,405     $  13,329   $  6,005   $   68,189    $   65,298    $   46,334
Compensation to underwriters   $1,262,972     $ 102,922   $162,477   $1,607,413    $2,833,028    $1,285,477
Compensation to dealers        $        0     $       0   $      0   $        0    $        0    $        0
Compensation to sales
    personnel                  $        0     $       0   $      0   $        0    $        0    $        0
Interest, carrying or other
    financing charges          $        0     $       0   $      0   $        0    $        0    $        0
Other (distribution-related
    compensation, sales
    literature, supplies,
    postage, toll-free phone)  $  319,733     $ 154,433   $ 68,210   $  739,573    $  721,880    $  467,608
                               ----------     ---------   --------   ----------    ----------    ----------
Total                          $1,619,110     $ 270,684   $236,692   $2,415,175    $3,620,206    $1,799,419

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

        Advisers selects and (where applicable) negotiates commissions with broker-dealers who execute trades for each Fund. In selecting a broker-dealer to execute an equity trade, Advisers primarily considers whether the broker-dealer can provide best execution on the trade including best price for a security. Other factors that Advisers considers when selecting a broker-dealer for an equity trade include:

o competitive commissions commensurate with the value of research products and services provided to Advisers;

o       consistently good service quality;

o       adequate capital position;

o       broad market coverage;

o       continuous flow of information concerning bids and offers;

o the ability to complete, clear and settle trades in a timely and efficient manner;

o       capital usage;

o       specialized expertise;

o       access to new issues; and

o       the ability to handle large blocks of stock discreetly.

    Portfolio transactions involving debt securities are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. The volume of business done with a broker-dealer for fixed income trades is based to a large extent on the availability and competitive price of the fixed income securities that fit the strategy of the fixed income portfolio. Best execution, the quality of research, making of secondary markets and other services are also determining factors for the allocation of business when buying and selling fixed income securities. If a broker-dealer charging a higher commission or offering a larger spread is more reliable or provides better execution than a broker-dealer charging a lower commission or offering a smaller spread, then Advisers may select the broker-dealer charging a higher commission or offering a larger spread for a particular equity or fixed income trade.

    Advisers may direct orders to broker-dealers who furnish research products and services to Advisers as long as the broker-dealers meet the selection criteria outlined above. The research products and services supplement Advisers' own research and enable Advisers to obtain the views and information of others prior to making investment decisions for the Funds. Advisers has not entered and will not enter into any agreement with a broker-dealer that would prevent Advisers from obtaining best execution on a trade. During fiscal year ended August 31, 2000, the Funds directed brokerage commissions to broker-dealers providing research services to Advisers as follows:

                          Commission Paid by the Funds
                          ----------------------------

Autranet, Inc.                           $206,400
Best                                     $ 97,470
Boston Institutional Securities, Inc.    $ 93,894
Bear, Stearns & Co., Inc.                $161,322
CIS                                      $184,427
CSC Securities, Ltd.                     $146,274
Herzog Securities, Inc.                  $ 15,220
William O'Neil & Co., Inc.               $167,658
Rochdale Securities, Inc.                $ 22,032
Standard & Poor's Sec.                   $213,588

        Advisers will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Adviser's overall responsibilities with respect to the accounts to which Advisers exercises investment discretion. In 2000, the Funds generally paid higher commissions than those obtainable from other brokers-dealers in return for research products and services.

        Advisers believes that most research services obtained by it generally benefit several or all of the investment companies, insurance company accounts and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Such research services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; and analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Examples of some of the research products and services that were furnished to Advisers in 2000 include:

o   hard copy securities research services;

o   securities research software database services;

o   electronic securities trading networks; and

o statistical services useful to mutual fund directors and account representatives in evaluating the relative performance of mutual fund portfolios.

    If a broker-dealer furnishes Advisers with non-research products and services, Advisers will pay the broker-dealer for such products and services. No client brokerage will be used to pay for non-research products and services.

    The Funds contemplate purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

    Foreign equity securities may be held by a Fund in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs," which are sometimes referred to as Continental Depository Receipts or "CDRs"), or securities convertible into foreign equity securities. ADRs or EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

    The Funds paid the following brokerage commissions for the periods indicated:

                                       Fiscal year         Fiscal year        Fiscal year
                                          ended               ended              ended
                                     August 31, 1998     August 31, 1999    August 31, 2000
                                     ---------------     ---------------    ---------------

    Asset Allocation Portfolio          $  207,470         $  463,625          $  547,597
    Value Fund                          $  188,814         $  245,918          $  334,190
    Growth & Income Fund                $   24,624         $   68,069          $  106,270
    Capital Fund                        $  684,684         $1,807,889          $2,155,861
    Growth Fund                         $1,120,063         $2,046,958          $1,724,523
    Capital Appreciation Portfolio      $   90,781         $  263,144          $  282,113

        The Funds will not effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the applicable Fund. No commissions were paid to any affiliate of Advisers during the fiscal years ended August 31, 1998, 1999 and 2000.

        From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. The Funds acquired the following securities of its regular brokers or dealers or parent companies of such brokers or dealers during the fiscal period ended August 31, 2000:


                                                           Value of securities
                                                         owned at end of period
                                                         ----------------------
            Asset Allocation Portfolio
            --------------------------
            Bear Stearns & Co.                                $    488,009
            Donaldson, Lufkin & Jenrette Securities           $    996,688
            Lehman Brothers, Inc.                             $  2,588,454
            Morgan Stanley/Dean Witter Reynolds, Inc.         $  3,541,209
            U.S. Bank, N.A.                                   $      7,234
            Wells Fargo Bank                                  $  2,789,470

            Value Fund
            ----------
            Wells Fargo Bank                                  $  1,517,992

            Growth & Income Fund
            --------------------
            Lehman Brothers, Inc.                             $    522,000
            Wells Fargo Bank                                  $  1,103,023

            Capital Fund
            ------------
            Lehman Brothers, Inc.                             $  8,410,000
            Morgan Stanley/Dean Witter Reynolds, Inc.         $ 10,756,250
            Wells Fargo Bank                                  $  6,747,259

            Growth Fund
            -----------
            Wells Fargo Bank                                  $ 75,520,761

            Capital Appreciation Portfolio
            ------------------------------
            Dain Rauscher, Inc.                               $  3,056,625
            U.S. Bank, N.A.                                   $      4,876
            Wells Fargo Bank                                  $  9,722,203

        Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple funds, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the Funds fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each Fund that is interested in purchasing that security. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested Funds, the procedures require a pro rata allocation based upon the amounts initially requested by each Fund manager. In allocating trades made on combined basis, Advisers seeks to achieve the average price of the securities for each participating Fund.

        Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include: (i) the cash position of the Funds involved in the transaction; and
(ii) the relative importance of the security to a Fund in seeking to achieve its investment objective.

                                  CAPITAL STOCK

        Each Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

        Each Fund currently offers it shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Funds' Articles of Incorporation, the Board of Directors is authorized to create new series or classes without the approval of the shareholders of a Fund. Each share will have a pro rata interest in the assets of the series to which the shares relate, and will have no interest in the assets of any other series. In the event of liquidation, each share of a series would have the same rights to dividends and assets as every other share of that series, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class.

        None of the Funds are required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Fund's expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

        Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

                                PRICING OF SHARES

ASSET ALLOCATION PORTFOLIO

        On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

        Net assets ($205,677,542)      =      Net asset value per share ($18.70)
        -------------------------
        Shares outstanding (10,997,987)

        To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

        $18.70                         =      Public offering price per share
        ------                                ($19.63)
        0.9525

CLASS B

        Net assets ($26,356,478)       =      Net asset value per share ($18.55)
        ------------------------
        Shares outstanding (1,421,079)

CLASS C

        Net assets ($14,939,719)       =      Net asset value per share ($18.45)
        ------------------------
        Shares outstanding (809,630)

CLASS H

        Net assets ($44,165,134)       =      Net asset value per share ($18.53)
        ------------------------
        Shares outstanding (2,383,612)

CLASS Z

        Net assets ($2,353,317)        =      Net asset value per share ($18.71)
        ----------------------------
        Shares outstanding (125,804)


VALUE FUND

        On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

        Net assets ($39,974,559)       =      Net asset value per share ($14.30)
        ------------------------
        Shares outstanding (2,794,909)

        To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

        $14.30                         =      Public offering price per share
        ------                                ($15.01)
        0.9525

CLASS B

        Net assets ($7,632,989)        =      Net asset value per share ($13.94)
        -----------------------
        Shares outstanding (547,526)

CLASS C

        Net assets ($2,662,109)        =      Net asset value per share ($13.95)
        -----------------------
        Shares outstanding (190,844)

CLASS H

        Net assets ($8,795,939)        =      Net asset value per share ($13.95)
        -----------------------
        Shares outstanding (630,441)

GROWTH & INCOME FUND

        On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

        Net assets ($25,902,590)       =      Net asset value per share ($16.96)
        ------------------------
        Shares outstanding (1,527,320)

        To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

        $16.96                         =      Public offering price per share
        ------                                ($17.81)
        0.9525

CLASS B

        Net assets ($8,375,644)        =      Net asset value per share ($16.82)
        -----------------------
        Shares outstanding (498,093)

CLASS C

        Net assets ($2,582,694)        =      Net asset value per share ($16.82)
        -----------------------
        Shares outstanding (153,574)

CLASS H

        Net assets ($7,238,649)        =      Net asset value per share ($16.82)
        -----------------------
        Shares outstanding (430,452)

CAPITAL FUND

        On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

        Net assets ($615,472,844)      =      Net asset value per share ($23.85)
        -------------------------
        Shares outstanding (25,811,004)

        To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

        $23.85                         =      Public offering price per share
        ------                                ($25.04)
        0.9525

CLASS B

        Net assets ($38,263,693)       =      Net asset value per share ($22.27)
        ------------------------
        Shares outstanding (1,717,966)

CLASS C

        Net assets ($10,932,409)       =      Net asset value per share ($22.27)
        ------------------------
        Shares outstanding (490,824)

CLASS H

        Net assets ($56,770,858)       =      Net asset value per share ($22.30)
        ------------------------
        Shares outstanding (2,546,061)

GROWTH FUND

        On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

        Net assets ($1,203,376,074)    =      Net asset value per share ($45.45)
        ---------------------------
        Shares outstanding (26,474,814)

        To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

        $45.45                         =      Public offering price per share
        ------                                ($47.72)
        0.9525

CLASS B

        Net assets ($43,249,972)       =      Net asset value per share ($42.31)
        ------------------------
        Shares outstanding (1,022,223)

CLASS C

        Net assets ($10,352,328)       =      Net asset value per share ($42.32)
        ------------------------
        Shares outstanding (244,635)

CLASS H

        Net assets ($97,409,761)       =      Net asset value per share ($42.35)
        ------------------------
        Shares outstanding (2,299,911)

CLASS Z

        Net assets ($231,409,500)      =      Net asset value per share ($46.35)
        -------------------------
        Shares outstanding (4,992,229)

CAPITAL APPRECIATION PORTFOLIO

        On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

        Net assets ($314,325,965)      =      Net asset value per share ($60.44)
        -------------------------
        Shares outstanding (5,200,705)

        To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

        $60.44                         =      Public offering price per share
        ------                                ($63.45)
        0.9525

CLASS B

        Net assets ($38,245,589)       =      Net asset value per share ($57.66)
        ------------------------
        Shares outstanding (663,336)

CLASS C

        Net assets ($14,300,362)       =      Net asset value per share ($57.71)
        ------------------------
        Shares outstanding (247,779)

CLASS H

        Net assets ($50,557,861)       =      Net asset value per share ($57.72)
        ------------------------
        Shares outstanding (875,989)

        The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 p.m. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Funds after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading. Net asset value is the value of the securities owned by the Fund, plus cash or other assets, less liabilities, divided by the number of Fund shares outstanding.

        Generally, the net asset value of the Funds' shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the

Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Funds.

                               PURCHASE OF SHARES

EXEMPTIONS FROM SALES CHARGE

        Purchases of Class A shares made by the following are exempt from the sales charge:

o Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

o Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

o Representatives or employees (or their spouses) of Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

o Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

o   Registered investment companies;

o Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;

o Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

o Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

o Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested;

o Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by the applicable Fund;

o Purchasers of Medical Savings Accounts ("MSAs") from Fortis Insurance Company who maintain certain minimum balances in their MSA accounts may invest a portion of their MSA account balances in Asset Allocation Portfolio, Value Fund, Growth & Income Fund and Capital Fund.

    In addition, purchases of Class Z shares of both Asset Allocation Portfolio and Growth Fund made by the following are exempt from the sales charge:

o Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

o Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

o Representatives of Investors (including agencies) or their spouses; or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons), if all account owners fit this description;

o Pension, profit-sharing and other retirement plans created for the benefit of any of the above persons;

o   Accounts which were exchanged from Special Portfolios, Inc., Stock
    Portfolio.

SPECIAL PURCHASE PLANS

        STATEMENT OF INTENTION. Your sales charge may be reduced or eliminated by signing a non-binding Statement of Intention to purchase at least $100,000 of shares which are sold with a sales charge over a 13-month period. The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

         In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

        The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares.

        RETIREMENT PLANS. Individual taxpayers can defer taxes on current income by investing in tax qualified retirement plans established by their employer, such as pension plans, profit-sharing plans and Section 403(b) plans, or in Individual Retirement Accounts (IRAs), including a traditional IRA, Roth IRA and Education IRA. If you are interested in a retirement plan account, you should contact Investors. Investing in a retirement plan involves a long-term commitment of assets and is subject to legal and tax requirements and restrictions. You should consult with your attorney or tax adviser prior to establishing such a plan.

        SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan enables you to make regular purchases in amounts less than normally required and employs the principle of dollar cost averaging, described below.

        By acquiring Fund shares on a regular or systematic basis, you take advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. The principle of dollar cost averaging will not protect against loss in a declining market and a loss will result if the plan is discontinued when the market value is less than cost.

        You have no obligation to invest regularly or to continue the Plan, which you may terminate at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless you instruct Investors in writing to pay distributions in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

        EXCHANGE PRIVILEGE. You may exchange your shares for the same class of shares in another Fortis Fund without payment of an exchange fee or additional sales charge. The amount exchanged must meet the minimum purchase amount of the Fund being purchased. You should consider the investment objectives and policies of the other fund prior to making such exchange.

        For Federal tax purposes, except where the transferring shareholder is a tax-qualified plan, an exchange between funds is a taxable event that will result in a capital gain or loss. If you exchange your shares within 90 days of purchase, the sales charge on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining your gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

        GIFTS OR TRANSFERS TO MINOR CHILDREN. You may purchase Fund shares in an account established for a minor. This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors
Act). Control of the Fund shares passes to the child upon reaching a specified age (either 18 or 21 years in most states).

                              REDEMPTION OF SHARES

GENERAL

        If you request a redemption, the Fund is required to redeem your shares, with certain exceptions. The Fund will pay all redemption requests in cash, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If your redemption request exceeds such amount, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of an emergency, such as in those situations listed in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the remaining shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If you received securities which you later sold, you probably would incur brokerage charges.

        Redemption of shares or payment may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b) or
(c) exist.

        There is no charge for redeeming shares. In the event a charge is established, it would apply only to persons who became shareholders after the charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Funds may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN

        You may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more monthly, quarterly, semiannually or annually if the value of your shares is at least $4,000 ($10,000 if you elect monthly withdrawals).

        These withdrawals may constitute a return of capital. The redemption of Fund shares pursuant to the Plan is a taxable event to you. The withdrawals do not represent a yield or a return on your investment and they may deplete or eliminate your investment. You have no assurance of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount and frequency of each payment and the increase (or decrease) in value of the remaining shares.

        Distributions of income and realized capital gains will continue to be reinvested at net asset value. If you purchase additional shares of the Fund (other than by reinvestment of distributions), when you have elected a Systematic Withdrawal Plan, you will pay a sales charge on your purchases at the same time that withdrawals are made at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to you because of sales charges and tax liabilities. Additions to your account in which an election has been made to receive systematic withdrawals will be accepted only if each additional purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. You may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect at the same time.

        The Systematic Withdrawal Plan is voluntary, flexible and under your control and direction at all times, and does not limit or alter your right to redeem shares. You or the Fund may terminate the Plan at any time by written notification. Advisers bears the cost of operating the Plan.

REINVESTMENT PRIVILEGE

        If you redeem Fund shares, you have a one-time privilege to reinvest in the Fund or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised within 60 days of the redemption and for an amount which does not exceed the redemption proceeds.

        The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should you utilize the reinvestment privilege within 30 days following a redemption that resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not defer any capital gains taxes payable on a realized gain. Furthermore, if you redeem within 90 days of purchasing your shares and subsequently exercise the reinvestment privilege, the sales charge incurred on the original purchase cannot be taken into account for determining your gain or loss on the redemption of those shares.

                                    TAXATION

        Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies, it is not taxed on the income it distributes to its shareholders.

        Gain or loss realized upon the sale of shares in a Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For individuals, estates, and trusts, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than one year, are subject to a maximum federal income tax rate of 20%, while ordinary income is subject to a maximum rate of 39.6%. Short-term capital gains, which are realized on the sale or exchange of capital assets held one year or less, are taxed at the same rates as ordinary income.

        Pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is pursuant to a Systematic Withdrawal Plan.

        Under the Code, each Fund is subject to a nondeductible excise tax for each calendar year equal to 4% of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which a Fund pays income tax. In order to avoid the imposition of the excise tax, each Fund generally must declare dividends by the end of a calendar year representing at least 98 percent of the Fund's ordinary income for the calendar year and

98 percent of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

        Asset Allocation Portfolio may invest in zero coupon obligations. If it invests in such obligations upon their issuance, the obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. If the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. Similarly, if Asset Allocation Portfolio invests in PIKs, it is required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIKs, even though it receives no cash.

        Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount and interest income attributable to PIKs) in order to be taxed as a regulated investment company, Asset Allocation Portfolio may be required to distribute an amount greater than the total cash income the Fund actually receives. Accordingly, in order to make the required distribution, the Fund may be required to borrow or to liquidate securities.

        If any Fund invests in options and futures, it may be obliged to recognize gains and losses on certain options and futures it holds at the end of the fiscal year. Under the marked-to-market rules, 60% of any net capital gain or loss recognized is treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year-end.

        Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

        The foregoing is a general discussion of the Federal income tax consequences of an investment in the Funds as of the date of this Statement of Additional Information. Distributions may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, or local taxes.

                     UNDERWRITER AND DISTRIBUTION OF SHARES

        Pursuant to the Underwriting and Distribution Agreement, Investors has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. Investors has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, Investors receives the initial sales charges on sales of Class A shares of the Funds and any contingent deferred sales charges on redemptions of Class B, H and C shares of the Funds and certain Class A shares of the Funds that were not subject to an initial sales charge, as set forth in the Prospectus. The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by Investors.

                                                        Total Underwriting Commissions
                                                        ------------------------------
                                     Fiscal year ended      Fiscal year ended      Fiscal year ended
                                      August 31, 1998        August 31, 1999        August 31, 2000
                                     -----------------      -----------------      -----------------
   Asset Allocation Portfolio           $  500,107             $  666,305              $  793,551
   Value Fund                           $  236,426             $  167,858              $  154,588
   Growth & Income Fund                 $  246,685             $  214,521              $  144,889
   Capital Fund                         $  530,929             $  967,000              $1,093,541
   Growth Fund                          $1,256,346             $1,148,222              $1,392,574
   Capital Appreciation Portfolio       $  367,109             $  416,109              $1,159,464


                                                Underwriting Commissions Retained by Investors
                                                ----------------------------------------------
                                     Fiscal year ended      Fiscal year ended      Fiscal year ended
                                      August 31, 1998        August 31, 1999        August 31, 2000
                                     -----------------      -----------------      -----------------
   Asset Allocation Portfolio           $   65,123             $  124,180              $  304,961
   Value Fund                           $   32,703             $   28,945              $   68,152
   Growth & Income Fund                 $   29,523             $   47,116              $   73,254
   Capital Fund                         $   66,201             $  170,821              $  388,498
   Growth Fund                          $  139,000             $  189,275              $  406,887
   Capital Appreciation Portfolio       $   39,408             $   58,808              $  337,783

        Investors received the following compensation from each Fund during its most recent fiscal year.

                                        Net underwriting       Compensation on
                                         discounts and         redemptions and      Brokerage         Other
                                          commissions            repurchases       commissions    compensation
                                        ----------------       ---------------     -----------    ------------
 Asset Allocation Portfolio                $  635,013             $ 158,538            $ 0            $ 0
 Value Fund                                $  112,071             $  42,517            $ 0            $ 0
 Growth & Income Fund                      $   97,721             $  47,168            $ 0            $ 0
 Capital Fund                              $  941,792             $ 151,749            $ 0            $ 0
 Growth Fund                               $1,234,877             $ 157,697            $ 0            $ 0
 Capital Appreciation Portfolio            $1,065,848             $  93,616            $ 0            $ 0

                             PERFORMANCE INFORMATION

        Advertisements and other sales literature for the Funds may refer to "average annual total return," "cumulative total return" and "yield." All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance.

        Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                   n
                             P(1+T)    =  ERV

Where:         P      = a hypothetical initial payment of $1,000;
               T      = average annual total return;
               n      = number of years; and
               ERV    = ending redeemable value at the end of the period of a
                      hypothetical $1,000 payment made at the beginning of such period.

        This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Average annual total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

        The following tables set forth the average annual total returns, with the sales charge reflected, for each Class of shares of each Fund for one year, five years and since inception (10 years with respect to Class A shares of Asset Allocation Portfolio, Capital Fund, Growth Fund and Capital Appreciation Portfolio) for the period ending August 31, 2000.

                                              Average Annual Total Returns
                                              ----------------------------

                                                                  10 years/since
                                          1 year      5 years        inception
                                          ------      -------     --------------
Asset Allocation Portfolio
        Class A shares                    15.68%       13.78%          13.58%
        Class B shares*                   17.24%       14.05%          15.53%
        Class C shares*                   19.81%       14.26%          15.55%
        Class H shares*                   17.18%       14.06%          15.52%
        Class Z shares**                  21.99%           --          16.36%

Value Fund
        Class A shares+                   10.26%           --          14.03%
        Class B shares+                   11.30%           --          14.14%
        Class C shares+                   13.90%           --          14.39%
        Class H shares+                   11.30%           --          14.15%

Growth & Income Fund
        Class A shares+                   11.19%           --          13.35%
        Class B shares+                   12.19%           --          13.45%
        Class C shares+                   14.87%           --          13.69%
        Class H shares+                   12.27%           --          13.45%

Capital Fund
        Class A shares                    26.39%       19.74%          17.64%
        Class B shares*                   27.99%       19.83%          20.85%
        Class C shares*                   30.66%       20.02%          20.91%
        Class H shares*                   28.08%       19.85%          20.87%

Growth Fund
        Class A shares                    73.35%       23.47%          20.35%
        Class B shares*                   77.22%       23.62%          25.41%
        Class C shares*                   79.86%       23.78%          25.47%

                                                                  10 years/since
                                          1 year      5 years        inception
                                          ------      -------     --------------
        Class H shares*                   77.24%       23.63%          25.43%
        Class Z shares++                  82.51%       24.99%          21.09%

Capital Appreciation Portfolio
        Class A shares                   105.59%       27.47%          22.84%
        Class B shares*                  111.06%       27.90%          30.49%
        Class C shares*                  113.60%       28.04%          30.55%
        Class H shares*                  111.04%       27.91%          30.51%

*       Inception date: November 14, 1994.
**      Inception date: July 27, 1999.
+       Inception date: January 2, 1996.
++      Inception date: March 1, 1996.

        Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               CTR = ( ERV -P) 10

Where:         CTR    = Cumulative total return;
               ERV    = ending redeemable value at the end of the period of a
                      hypothetical $1,000 payment made at the beginning of such
                      period; and
               P      = initial payment of $1,000.

        This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

        The following table sets forth the cumulative total returns of each Class of shares of each Fund for the period from inception through August 31, 2000:

                                                                  Cumulative
                                                                 total return
                                                                 ------------
        Asset Allocation Portfolio
                  Class A shares(1)                                355.35%
                  Class B shares(2)                                131.78%
                  Class C shares(2)                                131.05%
                  Class H shares(2)                                131.62%
                  Class Z shares(3)                                 18.08%

        Value Fund
                  Class A shares(4)                                 93.70%
                  Class B shares(4)                                 87.08%
                  Class C shares(4)                                 87.20%
                  Class H shares(4)                                 87.20%

        Growth & Income Fund
                  Class A shares(4)                                 88.32%
                  Class B shares(4)                                 81.93%

                                                                  Cumulative
                                                                 total return
                                                                 ------------

                  Class C shares(4)                                 81.93%
                  Class H shares(4)                                 81.93%

        Capital Fund
                  Class A shares(5)                             43,106.50%
                  Class B shares(2)                                200.52%
                  Class C shares(2)                                200.55%
                  Class H shares(2)                                200.80%

        Growth Fund
                  Class A shares(6)                             21,807.75%
                  Class B shares(2)                                272.39%
                  Class C shares(2)                                272.49%
                  Class H shares(2)                                272.60%
                  Class Z shares(7)                                197.99%

        Capital Appreciation Portfolio
                  Class A shares(1)                              1,135.21%
                  Class B shares(2)                                368.53%
                  Class C shares(2)                                368.71%
                  Class H shares(2)                                368.79%

(1) Inception date: January 4, 1988.
(2) Inception date: November 14, 1994.
(3) Inception date: July 27, 1999.
(4) Inception date: January 2, 1996.
(5) Inception date: June 8, 1949.
(6) Inception date: March 31, 1963.
(7) Inception date: March 1, 1996.

        The "yield" refers to the income generated by an investment over a 30-day (or one month) period (which period will be stated in the advertisement). It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula. The result is then annualized using a formula that provides for semiannual compounding of income.

                                                6
                            Yield = 2 [(A-B + 1) - 1]
                                        ---
                                        cd

Where:         a      = dividends and interest earned during the period;
               b      = expenses accrued for the period (net of reimbursements);
               c      = the average daily number of shares outstanding during
                      the period that were entitled to receive dividends; and
               d      = the maximum offering price per share on the last day
                      of the period.

        None of the Funds currently provide yield information.

        The Funds may advertise relative performance as compiled by outside organizations or refer to publications that have mentioned their performance or track the performance of investment companies. Following is a list of ratings services that may be referred to, along with the category in which the Funds are included. Because some of these organizations do not take into account sales charges, their ratings may sometimes be different than had they done so.

ASSET ALLOCATION PORTFOLIO

   RATINGS SERVICE                        CATEGORY
   ---------------                        --------
   Lipper Analytical Services, Inc.       flexible portfolio
   CDA/Wiesenberger                       asset allocation -- domestic
   Morningstar Publications, Inc.         asset allocation
   Johnson's Charts                       total return

VALUE FUND

   RATINGS SERVICE                        CATEGORY
   ---------------                        --------
   Lipper Analytical Services, Inc.       growth and income
   CDA/Wiesenberger                       growth - domestic
   Morningstar Publications, Inc.         large value
   Johnson's Charts                       long term growth

GROWTH & INCOME FUND

   RATINGS SERVICE                        CATEGORY
   ---------------                        --------
   Lipper Analytical Services, Inc.       growth and income
   CDA/Wiesenberger                       growth and income
   Morningstar Publications, Inc.         large blend
   Johnson's Charts                       growth and income

CAPITAL FUND

   RATINGS SERVICE                        CATEGORY
   ---------------                        --------
   Lipper Analytical Services, Inc.       growth and income - multisector income
   CDA/Wiesenberger                       growth - domestic
   Morningstar Publications, Inc.         growth
   Johnson's Charts                       growth and income

GROWTH FUND

   RATINGS SERVICE                        CATEGORY
   ---------------                        --------
   Lipper Analytical Services, Inc.       capital appreciation
   CDA/Wiesenberger                       growth - domestic
   Morningstar Publications, Inc.         small company growth
   Johnson's Charts                       long term growth

CAPITAL APPRECIATION PORTFOLIO

   RATINGS SERVICE                        CATEGORY
   ---------------                        --------
   Lipper Analytical Services, Inc.       small company growth
   CDA/Wiesenberger                       aggressive growth
   Morningstar Publications, Inc.         small company growth
   Johnson's Charts                       long term growth

                              FINANCIAL STATEMENTS

        The audited financial statements as of August 31, 2000, as set forth in the Funds' Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG LLP, 4200 Norwest Center, Minneapolis, MN 55402, independent auditors of the Funds, and given on the authority of such firm as experts in accounting and auditing.

                             OTHER SERVICE PROVIDERS

        Wells Fargo N.A., Minneapolis, MN acts as custodian of each Fund's assets and portfolio securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds. Advisers bears the costs of serving as the transfer agent and dividend-paying agent for each Fund.

                        LIMITATION OF DIRECTOR LIABILITY

        Under Minnesota law, each director of Fortis Advantage, Fortis Equity and Fortis Growth owes certain fiduciary duties to the Corporation and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Advantage, Fortis Equity and Fortis Growth limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

        Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                             ADDITIONAL INFORMATION

        The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

                                                                      APPENDIX A

              DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

        An option on a security provides the purchaser ("holder") with the option to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered" or "secured."

        Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

        Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer that is a member of the exchange on which the option is traded.

        In addition, options on securities and options on indices of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDICES

        In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The purchaser of the option receives this cash settlement amount if the closing level of the index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

        The index underlying an index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

        A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

        The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

        U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

        Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

OPTIONS ON FUTURES CONTRACTS

        An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

        A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

        Options on Futures Contracts that are written or purchased by a Fund on United States exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

        An option, whether based on a Futures Contract, a stock index or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        A Currency Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Currency Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Currency Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Currency Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

        Prior to the stated maturity date of a Currency Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

        Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

        As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

        Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

        Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterpart willing to enter into the transaction with the Fund. Where no such counterpart is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

        Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterpart. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.

                                                                      APPENDIX B

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

        STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

        MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        PRIME-1--Superior capacity for repayment of short-term promissory obligations.

        PRIME-2--Strong capacity for repayment of short-term promissory obligations.

        PRIME-3--Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS

        STANDARD & POOR'S RATING SERVICES. Its ratings for corporate bonds have the following definitions:

        Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

        Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

        Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in high rated categories.

        Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB+" rating.

        Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB+" rating.

        Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B+" rating.

        The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC+" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        The rating "C1" is reserved for income bonds on which no interest is being paid.

        "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        BOND INVESTMENT QUALITY STANDARDS. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

        MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

        Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

        Bonds that are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest arc considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        Bonds that are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                   Value Fund
                              Growth & Income Fund
                                       and
                                  Capital Fund
                                    series of
                         Fortis Equity Portfolios, Inc.

                                Other Information

ITEM 23.    EXHIBITS

        THE FUND IS FILING OR INCORPORATING BY REFERENCE THE FOLLOWING EXHIBITS:

        (a).1 Articles of Amendment dated 9/8/94 and Amended and Restated Articles of Incorporation dated as of 9/9/94 (3)
        (a).2 Certification of Designation of Classes A, B, C & H dated 10/31/94 (3)
        (a).3 Certification of Designation of Series B and Series C dated 12/19/95 (3)
        (b)     Amended and Restated Bylaws effective 9/28/00 *
        (c)     Instruments Defining Rights of Security Holders - not applicable
        (d)     Investment Advisory and Management Agreement dated 12/7/95 (2)
        (e).1   Underwriting and Distribution Agreement dated 12/7/95 (2)
        (e).2   Dealer Sales Agreement (1)
        (e).3   Mutual Fund Supplement to Dealer Sales Agreement (1)
        (f)     Bonus or Profit Sharing Contracts - not applicable
        (g)     Custody Agreement dated 3/21/92 (3)
        (h)     Other Material Contracts - not applicable
        (i)     Legal Opinion - not applicable
        (j)     Consent of KPMG LLP *
        (k)     Omitted Financial Statements - not applicable
        (l)     Initial Capital Agreements - not applicable
        (m)     Rule 12b-1 Plan (4)
        (n)     Financial Data Schedule - not applicable
        (o)     Rule 18f-3 Plan (2)
        (p) Code of Ethics for Fortis Advisers, Inc. and affiliates dated 9/30/99 (4)

-----------------

(1) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement of Fortis Income Portfolios, Inc. on Form N-1A filed with the Commission on December 1, 1998.
(2) Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 18, 1995.
(3) Incorporated by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 30, 1999.
(4) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of Fortis Advantage Portfolios, Inc. on Form N-1A filed with the Commission on December 1, 2000.
*       Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND .

        THE FOLLOWING IS A LIST OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND:

        No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.  INDEMNIFICATION.

        STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE FUND IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

        Paragraph 8(d) of the Registrant's Articles of Incorporation provides that the Registrant shall indemnify such person for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations, or releases promulgated thereunder.

        The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purposes of determining either the presence of a quorum or such director's eligibility to be indemnified.

        In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

        (a) has not received indemnification for the same conduct from any other party or organization;
        (b)     acted in good faith;
        (c)     received no improper personal benefit;
        (d) in the case of criminal proceedings, has no reasonable cause to believe the conduct was unlawful;
        (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and
        (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

        ADVANCES. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

        UNDERTAKING. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

        DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE THAT EACH INVESTMENT ADVISER, AND EACH DIRECTOR, OFFICER OR PARTNER OF THE ADVISER, IS OR HAS BEEN ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE.

        Information on the business of the Adviser, its directors and officers is described in the Statement of Additional Information. The following officers are not listed in the Statement of Additional Information:


                                                       OTHER BUSINESS/EMPLOYMENT
NAME                     POSITION WITH ADVISER         DURING PAST TWO YEARS
--------------------------------------------------------------------------------
Michael D. O'Connor      Qualified Plan Officer        Qualified Plan Officer of
                                                       Fortis Benefits Insurance
                                                       Company

David C. Greenzang       Money Market Portfolio        Debt securities manager
                         Officer                       with Fortis, Inc.


ITEM 27.  PRINCIPAL UNDERWRITERS.

(A) STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE FUND) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY DISTRIBUTING THE FUND'S SECURITIES ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR, OR INVESTMENT ADVISER.

        Investors also acts as the principal underwriter for: Fortis Advantage Portfolios, Inc., Fortis Income Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Tax Free Portfolios, Inc., Fortis Securities, Inc., Fortis Series Fund, Inc., Fortis Worldwide Portfolios, Inc., Fortis Growth Fund, Inc., Variable Account C of Fortis Benefits Insurance Company and Variable Account D of Fortis Benefits Insurance Company.

(B) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR EACH DIRECTOR, OFFICER, OR PARTNER OF EACH PRINCIPAL UNDERWRITER NAMED IN RESPONSE TO ITEM 20.

        In addition to those listed in the Statement of Additional Information with respect to Investors, the following are also officers of Investors. The principal business address of each individual is 500 Bielenberg Drive, Woodbury, Minnesota 55125.


NAME AND PRINCIPAL BUSINESS     POSITIONS AND OFFICES      POSITIONS AND OFFICES
ADDRESS                         WITH THE UNDERWRITER       WITH FUND
--------------------------------------------------------------------------------
Carol M. Houghtby               Director, Vice President   None
500 Bielenberg Drive            & Treasurer
Woodbury, Minnesota 55125

Roger W. Arnold                 Senior Vice President      None
500 Bielenberg Drive
Woodbury, Minnesota 55125

John E. Hite                    Vice President &           None
500 Bielenberg Drive            Secretary
Woodbury, Minnesota 55125


(c) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED, DIRECTLY OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON.


        Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

        STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PHYSICAL POSSESSION OF EACH ACCOUNT, BOOK, OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY
SECTION 31(A) AND THE RULES UNDER THAT section.

        The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 to 3la-3 promulgated thereunder is maintained by the Registrant at Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, MN 55125.

ITEM 29.  MANAGEMENT SERVICES

        PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY
MANAGEMENT-RELATED CONTRACT NOT DISCUSSED IN PART A OR B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM FOR THE FUND FOR THE LAST THREE FISCAL YEARS.

        All contracts were discussed in Part A or B.

ITEM 30.  UNDERTAKINGS

(A) IN INITIAL REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT, PROVIDE AN UNDERTAKING TO FILE AN AMENDMENT TO THE REGISTRATION STATEMENT WITH CERTIFIED FINANCIAL STATEMENTS SHOWING THE INITIAL CAPITAL RECEIVED BEFORE ACCEPTING SUBSCRIPTIONS FROM MORE THAN 25 PERSONS IF THE FUND INTENDS TO RAISE ITS INITIAL CAPITAL UNDER SECTION
        (14)(A)(3).

        Not applicable.

(b) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and the Registrant without charge will furnish such Annual Report.

(c) Registrant represents that it is relying on a No-Action Letter (IDS Financial Services, June 20, 1986) and that it has complied with the provisions of paragraphs (a) - (d) of such No-Action Letter.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury and State of Minnesota on the 29th day of December 2000.

                                   FORTIS EQUITY PORTFOLIOS, INC.
                                   (Registrant)

                                   By  /s/ Dean C. Kopperud
                                     -------------------------------------------
                                      Dean C. Kopperud, President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Dean C. Kopperud         President (principal executive    December 29, 2000
-------------------------    officer)
Dean C. Kopperud

/s/ Tamara L. Fagely         Treasurer (principal financial    December 29, 2000
-------------------------    and accounting officer)
Tamara L. Fagely

Richard D. Cutting*          Director

Allen R. Freedman*           Director

Robert M. Gavin*             Director

Jean L. King*                Director

Phillip O. Peterson*         Director

Robb L. Prince*              Director

Leonard J. Santow*           Director

Noel F. Schenker*            Director

Joseph M. Wikler*            Director

*By  /s/ Dean C. Kopperud                December 29, 2000
   -------------------------
     Dean C. Kopperud, Attorney-in-Fact
     (Pursuant to a Power of Attorney dated July 27, 2000)